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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Vail Banks, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $1.00 per share, of Vail Banks, Inc. ("Common Stock")
(2)	Aggregate number of securities to which transaction applies:
5,606,235 shares of Common Stock (as of June 23, 2006)
474,099 shares of Common Stock underlying options to purchase Common Stock
(as of June 23, 2006)

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Calculated as the sum of:
(A) the product of (i) 5,606,235 shares of Common Stock (as of June 23, 2006) and (ii) the merger consideration of $17.00 per share of Common Stock in cash; and
(B) the product of (i) 474,099 shares of Common Stock representing shares of Common Stock issuable upon exercise of options outstanding as of June 23, 2006 and (ii) the excess, if any of the merger consideration of $17.00 per share over the exercise price per share of Common Stock subject to each such option.

	(4)	Proposed maximum aggregate value of transaction: $98,570,930.00
	(5)	Total fee paid: $19,714.19
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

P. O. Box 6580
0015 Benchmark Road, Suite 300
Avon, CO 81620-6580

July [    •    ], 2006

Dear Shareholder:

        You are cordially invited to attend a special meeting of shareholders (the "special meeting") of Vail Banks, Inc. ("Vail Banks"), which will be held on July [    •    ], 2006, beginning at 10:00 a.m. Mountain Time, at the WestStar Bank Administrative Center located at 0020 Lindbergh Drive, Gypsum, Colorado.

        On May 31, 2006, our board of directors approved an agreement and plan of merger providing for the merger of Vail Banks and a subsidiary of U.S. Bancorp. If the merger is completed, you will be entitled to receive $17.00 in cash, without interest, for each common share of Vail Banks that you own.

        At the special meeting, you will be asked to approve and adopt the merger agreement. After careful consideration, our board of directors approved the merger, the merger agreement and the transactions contemplated by the merger agreement and has declared that the merger, the merger agreement and the transactions contemplated by the merger agreement are fair to, and in the best interests of, Vail Banks and its shareholders. Our board of directors recommends that Vail Banks' shareholders vote "FOR" the approval and adoption of the merger agreement.

        The proxy statement attached to this letter provides you with information about the proposed merger and the special meeting. We encourage you to read the entire proxy statement carefully because it explains the proposed merger, the documents related to the merger and other related matters. You should rely only on the information in this document or in other documents to which we refer concerning the proposed merger.

        Your vote is very important. The merger cannot be completed unless the merger agreement is approved and adopted by the affirmative vote of the holders of two-thirds of the outstanding common shares of Vail Banks. If you fail to vote on the merger agreement, the effect will be the same as a vote against the approval and adoption of the merger agreement for purposes of the vote referred to above.

        WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES THAT ARE REGISTERED DIFFERENTLY, PLEASE VOTE ALL OF YOUR SHARES SHOWN ON ALL OF YOUR PROXY CARDS.

        Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

        Thank you for your cooperation and continued support.

                      Very truly yours,

                      Lisa M. Dillon
                       Vice Chairman

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

THIS PROXY STATEMENT IS DATED JULY [    •    ], 2006
AND IS FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT JULY [    •    ], 2006.

P. O. Box 6580
0015 Benchmark Road, Suite 300
Avon, CO 81620-6580

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July [    •    ], 2006

To Our Shareholders:

        NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders of Vail Banks, Inc. ("we," "our," "us," or "Vail Banks") will be held at the WestStar Bank Administrative Center located at 0020 Lindbergh Drive, Gypsum, Colorado on the [    •    ] day of July, 2006 at 10:00 a.m., Mountain Time, for the following purposes:

  1.
  To consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of May 31, 2006 (as it may be amended from time to time, the "merger agreement"), by and among U.S. Bancorp ("USB"), Powder Acquisition Corp. ("Merger Sub"), and Vail Banks pursuant to which, upon the merger becoming effective, each common share, par value $1.00 per share, of Vail Banks (other than common shares owned by USB or Merger Sub, or held by shareholders who are entitled to and who properly exercise dissenters' rights in compliance with all of the required procedures under Colorado law) will be converted into the right to receive $17.00 in cash, without interest.

  2.
  To approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve and adopt the merger agreement.

  3.
  To act upon other business as may properly come before the special meeting.

        Only holders of common shares of Vail Banks at the close of business on June 30, 2006 are entitled to notice of the special meeting and to vote at the special meeting. You are cordially invited to attend the special meeting in person.

        Your vote is important, regardless of the number of common shares of Vail Banks you own. If you fail to vote on the merger agreement, the effect will be the same as a vote against the approval and adoption of the merger agreement. If you do not plan to attend the special meeting and vote your shares in person, please authorize a proxy to vote your shares in one of the following ways:

  •
  Use the toll-free telephone number shown on the proxy card;

  •
  Go to the Internet website address shown on the proxy card; or

  •
  Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

        Any proxy may be revoked at any time prior to its exercise by delivery of a later-dated proxy, using the toll-free telephone number or Internet website address or by voting in person at the special meeting.

        Shareholders of Vail Banks who do not vote in favor of the approval and adoption of the merger agreement will have the right to seek a determination of the fair value of their shares if the merger is completed, but only if they submit a written notice of intention to demand payment to Vail Banks before the vote is taken on the merger agreement and they comply with all requirements of Colorado law, which are summarized in the accompanying proxy statement.

        You should not send your common share certificates with your proxy card.

                      By Order of the Board of Directors,

                      Lisa M. Dillon
                      Secretary
                      July [    •    ], 2006

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
SUMMARY
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
THE PARTIES TO THE MERGER
Vail Banks, Inc.
U.S. Bancorp
Powder Acquisition Corp.
THE SPECIAL MEETING
Time, Place and Purpose of the Special Meeting
Record Date, Quorum and Voting Power
Required Vote
Voting by Directors and Executive Officers
Proxies; Revocation
Expenses of Proxy Solicitation
Adjournments and Postponements
THE MERGER
Background of the Merger
Reasons for the Merger, Recommendation of Vail Banks' Board of Directors
Opinion of Financial Advisor
Operations of Vail Banks Following the Merger
Financing
Interests of Vail Banks' Directors and Executive Officers in the Merger
Certain Relationships and Related Transactions
Material U.S. Federal Income Tax Consequences
Regulatory Approvals
Shareholder Support Agreement
THE MERGER AGREEMENT
Executive Summary
Structure and Effective Time
Treatment of Common Shares, Outstanding Options and Restricted Shares
Exchange and Payment Procedures
Articles of Incorporation and Bylaws
Representations and Warranties
Covenants
Conditions to the Merger
Termination
Termination Fee
Amendment and Waiver
MARKET PRICES OF THE COMPANY'S SHARES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DISSENTERS' RIGHTS
ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING
OTHER MATTERS
WHERE YOU CAN FIND MORE INFORMATION
APPENDIX A Merger Agreement
APPENDIX B Support Agreement
APPENDIX C Fairness Opinion of Allen & Company LLC
APPENDIX D Colorado Revised Business Corporation Code Article 1

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers address briefly some questions you may have regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a shareholder of Vail Banks, Inc. Accordingly, we encourage you to read carefully this entire proxy statement, its appendixes and the documents referred to or incorporated by reference in this proxy statement. In this proxy statement, the terms "Vail Banks," "we," "our," "ours," and "us" refer to Vail Banks, Inc. and its subsidiaries.

Q:
When and where is the special meeting?

A:
The special meeting will be held at the WestStar Bank Administrative Center located at 0020 Lindbergh Drive, Gypsum, Colorado on the [    •    ] day of July, 2006 at 10:00 a.m., Mountain Time.

Q:
What matters will you vote on at the special meeting?

A:
You will vote on the following proposals:

•
to approve and adopt the merger agreement;

•
to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve and adopt the merger agreement; and

•
to act on other matters and transact other business, as may properly come before the special meeting.

Q:
How does Vail Banks' board of directors recommend that you vote on the proposals?

A:
Our board of directors recommends that you vote:

•
"FOR" the proposal to approve and adopt the merger agreement; and

•
"FOR" adjournment or postponement of the meeting, if necessary or appropriate, to solicit additional proxies.

Q:
What vote of shareholders is required to approve and adopt the merger agreement?

A:
For us to complete the merger, shareholders holding at least two-thirds of the common shares of Vail Banks outstanding at the close of business on the record date of June 30, 2006 must vote "FOR" the approval and adoption of the merger agreement.

Q:
What vote of shareholders is required for each other proposal at the special meeting?

A:
The proposal to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the votes cast thereon.

Q:
What does it mean if you get more than one proxy card?

A:
If you have common shares of Vail Banks that are registered differently and are in more than one account, you will receive more than one proxy card. Please follow the directions for voting on each of the proxy cards you receive to ensure that all of your shares are voted.

Q:
How do you vote without attending the special meeting?

A:
If you hold shares in your name as the shareholder of record, then you received this proxy statement and a proxy card from us. If you hold shares in street name through a broker, bank or other nominee, then you received this proxy statement from the nominee, along with the nominee's form of proxy card which includes voting instructions. In either case, you may vote your shares by Internet, telephone or mail without attending the special meeting. To vote by Internet or telephone 24 hours a day, seven days a week, follow the instructions on the proxy card. To vote by mail, mark, sign and date the proxy card and return it in the postage-paid envelope provided.

  Internet and telephone voting provide the same authority to vote your shares as if you returned your proxy card by mail. In addition, Internet and telephone voting will reduce our proxy-related postage expenses.

Q:
How do you vote in person at the special meeting?

A:
If you hold shares in your name as the shareholder of record, you may vote those shares in person at the meeting by giving us a signed proxy card or ballot before voting is closed. If you want to do that, please bring proof of identification with you. Even if you plan to attend the meeting, we recommend that you vote your shares in advance as described above, so your vote will be counted even if you later decide not to attend.

  If you hold shares in street name through a broker, bank or other nominee, you may vote those shares in person at the meeting only if you obtain and bring with you a signed proxy from the necessary nominees giving you the right to vote the shares. To do this, you should contact your nominee.

Q:
Can you change your vote?

A:
After you vote your shares, whether by Internet, telephone or mail, you may change your vote at any time before voting is closed at the special meeting by signing and returning a proxy card with a later date. If you hold shares in your name as the shareholder of record, you should write to our Secretary, Lisa M. Dillon, at our principal offices, P. O. Box 6580, 0015 Benchmark Road, Suite 300, Avon, CO 81620-6580, if you need another proxy card. If you hold your shares in street name through a broker, bank or other nominee, you should contact the nominee and ask for a new proxy card. Alternatively, you may vote again by Internet or telephone. If you attend the special meeting, you may vote by ballot as described above, which will cancel your previous vote. Your last vote before voting is closed at the special meeting is the vote that will be counted.

Q:
What constitutes a quorum?

A:
A quorum of shareholders will be present at the special meeting if at least a majority of the aggregate voting power of common shares outstanding on the record date is represented, in person or by proxy, at the special meeting. With [5,606,235] votes outstanding as of the close of business on the record date, shareholders representing at least [2,803,118] votes will be required to establish a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining whether a quorum is present.

Q:
If your shares are held in "street name" by your broker, will your broker vote your shares for you?

A:
Yes, but only if you provide instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without those instructions, your shares will not be voted and this will have the effect of voting against the proposed merger.

Q:
If your shares are held in the Vail Banks, Inc. 401(k) Savings and Investment Plan, will the plan trustee vote your shares for you?

A:
Yes, the investment committee has determined that it is in the best interest of the plan participants to vote all shares held in the Vail Banks, Inc. 401(k) Savings and Investment Plan in favor of the proposed merger. Therefore, unless the 401(k) trustee receives your proxy card instructing the trustee to vote otherwise, your shares held in the Vail Banks, Inc. 401(k) Savings and Investment Plan will be voted in favor of the proposed merger.

Q:
How are votes counted?

A:
For the proposal relating to the approval and adoption of the merger agreement, you may vote FOR, AGAINST or ABSTAIN. Approval of the merger requires the affirmative vote of two-thirds of all outstanding shares of Vail Banks. Because abstentions will not count as affirmative votes cast on the proposal, if you ABSTAIN, it has the same effect as if you vote AGAINST the approval of the merger agreement.

  For the proposal to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies, you may vote FOR, AGAINST or ABSTAIN. Unlike the proposal to approve the merger agreement that requires an affirmative vote of two-thirds of the common shares outstanding, the proposal to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies must be approved by a majority of the votes cast on such proposal. Because abstentions will not count as votes cast on the proposal, if you ABSTAIN, it will have no effect on the outcome of the vote whether to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies.

  If you sign your proxy card without indicating your vote, your shares will be voted "FOR" the approval and adoption of the merger agreement, "FOR" adjournment or postponement of the meeting, if necessary or appropriate, to solicit additional proxies, and in accordance with the recommendations of our board of directors on any other matters properly brought before the meeting for a vote.

  A broker non-vote generally occurs when a broker, bank or other nominee holding shares on your behalf does not vote on a proposal because the nominee has not received your voting instructions and lacks discretionary power to vote the shares. Broker non-votes, similar to abstentions, will not count as votes cast on a proposal. As a result, broker non-votes will have the same effect as a vote AGAINST the approval of the merger agreement, but will have no effect on the outcome of the vote whether to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies.

Q:
What happens if I sell my shares before the special meeting?

A:
The record date for the special meeting, June 30, 2006, is earlier than the date of the special meeting. If you held your shares on the record date but transfer them before the special meeting without granting a proxy, you will retain your right to vote at the special meeting, but not the right to receive the merger consideration for your shares. The right to receive the merger consideration will pass to the person who owns your shares when the merger is completed.

Q:
Who will bear the cost of this solicitation?

A:
We will pay the cost of this solicitation, which will be made primarily by mail. Proxies also may be solicited in person, or by telephone, facsimile or similar means, by our directors, officers or employees without additional compensation. In addition, Georgeson Shareholder Communications Inc. will provide solicitation services to us for a fee of approximately $6,500 plus out-of-pocket expenses. We will, on request, reimburse shareholders who are brokers, banks or other nominees for their reasonable expenses in sending proxy materials to the beneficial owners of the shares they hold of record.

Q:
When do you expect the merger to be completed?

A:
We are working toward completing the merger as quickly as possible, and we anticipate that it will be completed in the fourth quarter of 2006. In order to complete the merger, we must obtain shareholder approval and the other closing conditions under the merger agreement must be satisfied or waived (as permitted by law). See "The Merger Agreement—Conditions to the Merger" and "The Merger Agreement—Effective Time."

Q:
What will happen to the common shares that I currently own after completion of the merger?

A:
Following the completion of the merger, your shares will be canceled and will represent only the right to receive your portion of the merger consideration. Trading in our common shares on the NASDAQ National Market will cease. Price quotations for our common shares will no longer be available and we will cease filing periodic reports with the Securities and Exchange Commission (the "SEC").

Q:
What will you receive in the merger?

A:
At the effective time of the merger, your common shares of Vail Banks will be converted into the right to receive $17.00 per share in cash, without interest. The paying agent will pay any such Vail Banks' shareholder or optionholder their share of the merger consideration to which each is entitled as promptly as practicable after receipt of a properly completed letter of transmittal and the related items described in the letter of transmittal. If a properly completed letter of transmittal and related items required by the letter of transmittal are delivered to the exchange agent prior to closing, Vail Banks expects the merger consideration will be paid on or about the date of closing.

Q:
Should I send in my share certificates now?

A:
No. Under separate cover you will receive a letter of transmittal with instructions informing you how to send your share certificates to us for collection and submission to the paying agent in order to receive the merger consideration, without interest. You should use the letter of transmittal to exchange Vail Banks share certificates for the merger consideration to which you are entitled as a result of the merger. If your shares are held in "street name" by your broker, you will receive instructions from your broker as to how to effect the surrender of your "street name" shares and receive cash for those shares. DO NOT SEND ANY SHARE CERTIFICATES WITH YOUR PROXY.

Q:
What if I own options or restricted shares, what will happen to them?

A:
At the merger effective time, all of our outstanding and unexercised options and restricted shares will become fully vested and free of any forfeiture restrictions. All options shall be cancelled and will represent only the right to receive a cash payment equal to $17.00 per share minus the sum of the exercise price of such option, less any applicable withholding taxes. All restricted shares shall be cancelled and will represent only the right to receive $17.00 per restricted share less any applicable withholding taxes.

Q:
Have any shareholders already agreed to approve the merger?

A:
Yes. Each of our directors, including those that are also executive officers, whom own in the aggregate [2,325,259] common shares or [41.5]% of our issued and outstanding common shares, have each signed a Support Agreement with USB whereby each of them agreed to vote his or her common shares in favor of the merger.

Q:
Where can I find more information about Vail Banks?

A:
We file certain information with the SEC. You may read and copy this information at the SEC's public reference facilities. You may call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet site the SEC maintains at www.sec.gov and through our website at www.vailbanks.com. Information contained on our website is not part of, or incorporated in, this proxy statement. You can also request copies of these documents from us. See "Where You Can Find More Information" on page [    •    ].

Q:
Who can help answer my other questions?

A:
If you have more questions about the special meeting or the merger, you should contact Ray Verlinde, SEVP and Chief Administrative Officer at (970) 328-9710, or Lisa M. Dillon, Vice Chairman, Vail Banks, at (970) 476-2002. You may also contact our proxy solicitor:

17 State Street, 10th Floor
New York, NY 10004
(866) 695-6075 (Toll Free)

SUMMARY

        The following summary highlights selected information about the merger and may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its appendixes and the documents referred to or incorporated by reference in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that item.

The Parties to the Merger (Page [    •    ])

Vail Banks, Inc.
P.O. Box 6580
0015 Benchmark Road, Suite 300
Avon, Colorado 81620-6580
(970) 476-2002

        Vail Banks through its subsidiary WestStar Bank, has 23 banking offices in 19 communities in Colorado, including Aspen, Avon, Breckenridge, Cedaredge, Delta, Denver, Dillon, Edwards, Estes Park, Frisco, Fruita, Glenwood Springs, Granby, Grand Junction, Gypsum, Montrose, Norwood, Telluride and Vail.

U.S. Bancorp
800 Nicollet Mall
Minneapolis, Minnesota 55402
(651) 466-3000

        U.S. Bancorp with assets of $210 billion, is the 6th largest financial holding company in the United States. The company operates over 2,430 banking offices and 4,941 ATMs, and provides a comprehensive product line of banking, brokerage, insurance, investment, mortgage, trust and payment services to consumers, businesses, government bodies, and institutions. U.S. Bancorp, which we also refer to throughout this proxy statement as USB, is the parent company of U.S. Bank.

Powder Acquisition Corp.
800 Nicollet Mall
Minneapolis, Minnesota 55402
(651) 466-3000

        Powder Acquisition Corp., which we refer to as Merger Sub, is a Colorado corporation and wholly-owned subsidiary of USB formed for the sole purpose of completing the merger with us.

The Special Meeting

Time, Place and Purpose of the Special Meeting (Page [    •    ])

        The special meeting will be held at the WestStar Bank Administrative Center located at 0020 Lindbergh Drive, Gypsum, Colorado on the [    •    ] day of July, 2006 at 10:00 a.m., Mountain Time.

        You will be asked to consider and vote upon the following proposals:

  •
  to approve and adopt the merger agreement;

  •
  to approve the adjournment or postponement of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve and adopt the merger agreement; and

  •
  to act on other matters and transact other business, as may properly come before the meeting.

Record Date, Quorum and Voting Power (Page [    •    ])

        You are entitled to vote at the special meeting if you owned common shares of Vail Banks at the close of business on June 30, 2006, the record date for the special meeting. Each outstanding common share on the record date entitles the holder to one vote on each matter submitted to shareholders for approval at the special meeting. As of the record date, there were [5,606,235]common shares of Vail Banks entitled to be voted. The holders of a majority of the outstanding common shares on the record date, represented in person or by proxy, will constitute a quorum for purposes of the special meeting.

Required Vote (Page [    •    ])

        The approval and adoption of the merger agreement requires the approval of two-thirds of the outstanding common shares of Vail Banks entitled to be cast thereon. The proposal to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the shares present and entitled to be cast thereon.

Voting by Directors and Executive Officers (Page [    •    ])

        As more fully described below under the heading "Support Agreement," each of our directors, including those that are executive officers, has entered into an agreement with USB which will require them to vote their shares "FOR" the merger. This Support Agreement would also require the parties thereto to vote "FOR" the adjournment or postponement of the meeting, if necessary or appropriate, to solicit additional proxies. As of the record date, June 30, 2006, our directors held and are entitled to vote, in the aggregate, [2,325,259] common shares of Vail Banks, representing approximately [41.5]% of the outstanding common shares of Vail Banks.

Proxies; Revocation (Page [    •    ])

        If you hold shares in your name as the shareholder of record, then you received this proxy statement and a proxy card from us. If you hold shares in street name through a broker, bank or other nominee, then you received this proxy statement from the nominee, along with the nominee's form of proxy card which includes voting instructions. In either case, you may vote your shares by Internet, telephone or mail without attending the special meeting. To vote by Internet or telephone 24 hours a day, seven days a week, follow the instructions on the proxy card. To vote by mail, mark, sign and date the proxy card and return it in the postage-paid envelope provided.

        Internet and telephone voting provide the same authority to vote your shares as if you returned your proxy card by mail. In addition, Internet and telephone voting will reduce our proxy-related postage expenses.

        After you vote your shares, whether by Internet, telephone or mail, you may change your vote at any time before voting is closed at the special meeting. If you hold shares in your name as the shareholder of record, you should write to Lisa M. Dillon, our Corporate Secretary at our principal offices, P. O. Box 6580, 0015 Benchmark Road, Suite 300, Avon, CO 81620-6580, stating that you want to revoke your proxy and that you need another proxy card. If you hold your shares in street name through a broker, bank or other nominee, you should contact the nominee and ask for a new proxy card. Alternatively, you may vote again by Internet or telephone. If you attend the special meeting, you may vote by ballot as described above, which will cancel your previous vote. Your last vote before voting is closed at the special meeting is the vote that will be counted.

Expenses of Proxy Solicitation (Page [    •    ])

        Vail Banks will pay for all expenses associated with the solicitation of proxies.

Adjournment and Postponement (Page [    •    ])

        Any adjournment or postponement may be made without notice by an announcement made at the special meeting by the chairman of the meeting. If persons named as proxies by you are asked to vote for one or more adjournments or postponements of the meeting for matters incidental to the conduct of the meeting, such persons will have the authority to vote in their discretion on such matters. However, if persons named as proxies by you are asked to vote for one or more adjournments or postponements of the meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the merger agreement, such persons will only have the authority to vote on such matter as instructed by you or your proxy, or, if no instructions are provided on your signed proxy card, in favor of such adjournment or postponement. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Vail Banks' shareholders who have already sent in their proxies to revoke them at any time prior to their use.

The Merger

Structure of the Merger, Merger Consideration (Page [    •    ])

        If the merger agreement is approved and adopted by Vail Banks' shareholders and certain other conditions to the closing of the merger are either satisfied or waived, Merger Sub will be merged with and into Vail Banks, with Vail Banks being the surviving corporation. Following the merger, Vail Banks will be a wholly-owned subsidiary of USB. If the merger is completed, all shareholders of Vail Banks (other than those who properly exercise their dissenters' rights) will be entitled to receive $17.00 in cash, without interest, for each common share of Vail Banks that each such shareholder owns.

Reasons for the Merger, Recommendation of Vail Banks' Board of Directors (Page [    •    ])

        Increased competition and a changing regulatory environment for banks make the future prospects of Vail Banks as an independent institution less attractive without a strategic transaction to increase our product offering and our lending base. The merger with USB offers shareholders the opportunity to lock in the improved recent performance of Vail Banks that is currently reflected in Vail Banks' share price and presents the combined company with significant competitive opportunity in the markets that Vail Banks currently serves.

        After careful consideration, our board of directors:

  •
  at a special meeting of the board of directors, has approved and declared advisable the merger, the merger agreement and the transactions contemplated by the merger agreement;

  •
  at a special meeting of the board of directors, has declared that the merger, the merger agreement and the transactions contemplated by the merger agreement are fair to and in the best interests of Vail Banks and its shareholders; and

  •
  recommends that Vail Banks' shareholders vote "FOR" the approval and adoption of the merger agreement.

Treatment of Outstanding Options and Restricted Shares (Page [    •    ])

        If the merger is completed, all options will become fully vested and option holders will receive the excess, if any, of the $17.00 per share merger consideration over the per share exercise price of their options, less any applicable withholding taxes. All restricted shares will also become fully vested at the time of the merger and will represent only the right to receive $17.00 per restricted share less any applicable withholding taxes.

Opinion of Financial Advisor (Page [    •    ])

        Allen & Company LLC ("Allen & Company") was engaged as Vail Banks' exclusive financial advisor in connection with a possible sale of the company. Allen & Company reviewed the terms of the proposed merger, including the $17.00 per share in cash to be paid in exchange for all the outstanding shares of Vail Banks, reviewed various information and performed various analyses. Allen & Company determined that the proposed transaction was fair to the Vail Banks shareholders from a financial point of view.

Operation of Vail Banks Following the Merger (Page [    •    ])

        If the merger agreement is approved and adopted by Vail Banks' shareholders and certain other conditions to the closing of the merger are either satisfied or waived, Merger Sub will be merged with and into Vail Banks, with Vail Banks being the surviving corporation. Following the merger, Vail Banks will be a wholly-owned subsidiary of USB and Vail Banks' shareholders will have no further interest in Vail Banks.

Financing (Page [    •    ])

        The merger agreement does not contain a financing condition, and USB's obligation under the merger agreement to complete the merger and to pay the aggregate merger consideration is not conditioned on USB obtaining third-party financing.

Interests of Vail Banks' Directors and Executive Officers in the Merger (Page [    •    ])

        As you consider the recommendation of our board of directors with respect to the merger, you should be aware that some Vail Banks directors and executive officers have interests regarding the merger that are different from, or in addition to, your interests, including those listed below:

  •
  Directors and executive officers hold restricted shares and options to purchase Vail Banks common shares. Both the restricted shares and options will become fully vested at the time of the merger. The restricted shares will be cancelled in exchange for the right to receive $17.00 per restricted share less any applicable withholding taxes. The options will be cancelled and the holders will be entitled to receive a cash payment in an amount equal to the excess, if any, of $17.00 per share merger consideration over the exercise price of the Vail Banks stock options, less any applicable withholding taxes;

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  Certain executive officers are parties to employment and change in control agreements with Vail Banks that entitle them to certain payments and benefits following the consummation of the merger.

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  USB has agreed to indemnify our directors and executive officers with respect to any claims or liabilities arising out of their positions with Vail Banks prior to the merger and to maintain directors' and officers' liability insurance covering directors and executive officers of Vail Banks for a period of two years following the consummation of the merger.

Assuming that the merger is completed, the aggregate amount of cash payable to the directors and executive officers as a group is approximately $[    •    ]. Assuming that the merger is completed as of September 30, 2006, the aggregate amount of cash payable to the directors and executive officers, as a group, with respect to their equity-based compensation awards, based on their holdings as of June [    •    ], 2006, is approximately $[    •    ].

Certain Relationships and Related Party Transactions (Page [    •    ])

        In connection with the merger agreement, on May 31, 2006, Vail Banks entered into an agreement with E.B. Chester, the Chairman of the Board of Vail Banks. This agreement, upon consummation of the merger, supersedes the Change in Control and Compensation Agreements previously entered into between Vail Banks and Mr. Chester. This agreement specifies the timing required for Vail Banks to make payments to Mr. Chester otherwise required to be made over three (3) years under those superseded agreements, which will occur in two payments, (1) at the time of the closing of the merger, and (2) on or before January 2, 2007. The agreement also provides for the continuation of certain benefits for up to three years and for tax gross-up payments.

        Also in connection with the merger, Vail Banks intends to terminate its agreement with Eighty Charlie, LLC, a company owned by Mr. Chester and his wife, Kay Chester, pursuant to which Vail Banks currently uses an aircraft owned by Eighty Charlie, LLC.

        Additionally, our directors and certain executive officers entered into the Support Agreement described in more detail under the heading "The Merger—Support Agreement."

Material U.S. Federal Income Tax Consequences (Page [    •    ])

        The merger will be a taxable transaction to you if you are a U.S. person. For U.S. federal income tax purposes, your receipt of cash (whether as merger consideration or pursuant to the proper exercise of dissenters' rights) in exchange for your common shares of Vail Banks generally will cause you to recognize a gain or loss measured by the difference, if any, between the cash you receive in the merger and your adjusted tax basis in your common shares. Under U.S. federal income tax law, you may be subject to information reporting on cash received in the merger unless an exemption applies. Backup withholding may also apply (currently at a rate of 28%) with respect to the amount of cash received in the merger, unless you provide proof of an applicable exemption or a correct taxpayer identification number, and otherwise comply with the applicable requirements of the backup withholding rules. You should consult your own tax advisor for a full understanding of how the merger will affect your federal, state and local and/or non-U.S. taxes.

Dissenters' Rights (Page [    •    ])

        Under the Colorado Business Corporation Act, holders of our common shares have the right to dissent from the merger and obtain in cash the "fair value" of their common shares of Vail Banks and ultimately seek a judicial determination of the "fair value" of their shares if the merger is completed, but only if they comply with all requirements of Colorado law, which are summarized in this proxy statement. The "fair value" amount could be more than, the same as or less than the amount a shareholder would be entitled to receive under the terms of the merger agreement for such common shares. Any holder of our common shares intending to exercise his or her dissenters' rights, among other things, must submit a written notice of his or her intention to demand payment to us prior to the vote on the approval and adoption of the merger agreement and must not vote in favor of the approval and adoption of the merger agreement. Failure to follow exactly the procedures specified under Colorado law will result in the loss of your dissenters' rights.

Regulatory Approvals (Page [    •    ])

        On June [    •    ], 2006, Vail Banks and USB made the required filings with the Board of Governors of the Federal Reserve System and the Colorado Division of Banking to gain approval of the merger. The applicable waiting period expires on [    •    ].

        Except as noted above with respect to the required filings with the Board of Governors of the Federal Reserve System, the Colorado Division of Banking and the filing of the articles of merger in

Colorado at or before the effective date of the merger, we are unaware of any material federal, state or foreign regulatory requirements or approvals required for the execution of the merger agreement or completion of the merger.

Shareholder Support Agreement (Page [    •    ])

        In connection with, and in order to induce USB to enter into the merger agreement, our directors and certain executive officers (who were also directors) of Vail Banks agreed to vote their Vail Banks shares in favor of the merger and against any other proposals.

Structure and Effective Time (Page [    •    ])

        Pursuant to the merger agreement, Merger Sub will merge with and into Vail Banks. Vail Banks will be the surviving corporation in the merger and a wholly-owned subsidiary of USB.

Exchange and Payment Procedures (Page [    •    ])

        Under separate mailing you will receive a letter of transmittal and instructions that will tell you how to surrender your Vail Banks common shares certificates in exchange for the merger consideration, without interest. You should not return any share certificates you hold with the enclosed proxy card, and you should not forward your share certificates to the paying agent without a letter of transmittal. The paying agent will pay any such Vail Banks' shareholder or optionholder their share of the merger consideration to which each is entitled as promptly as practicable after receipt of a properly completed letter of transmittal and the related items described in the letter of transmittal. If a properly completed letter of transmittal and related items required by the letter of transmittal are delivered to the exchange agent prior to closing, Vail Banks expects the merger consideration will be paid on or about the date of closing.

No Solicitation of Transactions; Superior Proposal (Page [    •    ])

        The merger agreement restricts our ability to, among other things, encourage, solicit or engage in discussions or negotiations with a third party regarding certain transactions involving Vail Banks. Notwithstanding these restrictions, under certain circumstances, our board of directors may respond to an unsolicited written bona fide proposal for an alternative acquisition and change its recommendation to the shareholders if our board, after consultation with its outside legal counsel, determines in good faith that the failure to do so would result in a breach of its fiduciary duties, so long as Vail Banks complies with certain terms of the merger agreement.

Conditions to Closing (Page [    •    ])

        Before we can complete the merger, a number of conditions must be satisfied or waived (to the extent permitted by law). These include:

  •
  The required two-thirds approval of shareholders has been obtained.

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  The required regulatory approvals have been received.

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  There is no legal restraint or injunction by a court or government entity or statutory prohibition preventing the consummation of the merger.

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  Each party's representations and warranties must be materially true as of the signing and closing.

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  There must not be more than 6,080,334 Vail Banks common shares issued and outstanding (including those reserved for issuance upon exercise of Vail Banks options) or otherwise.

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  The parties must have performed in all material respects all covenants and agreements required to be performed by such party under the merger agreement at or prior to the closing date.

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  The consent to the merger by all third parties to contracts which require consent for the transaction must have been obtained, unless the failure to obtain the consent would not result in a material adverse effect on Vail Banks or the surviving corporation in the merger.

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  There must have been no changes in the business, operations, condition (financial or otherwise), assets or liabilities of Vail Banks or any subsidiary of Vail Banks (regardless of whether or not such events or changes are inconsistent with the representations and warranties given in the merger agreement) that individually or in the aggregate have had or would have a material adverse effect on Vail Banks.

  •
  A regulatory approval required to consummate the merger must not contain (i) any requirement or condition for the divestiture, or the holding separate, of any assets of USB or Vail Banks or (ii) any requirement or condition that USB reasonably determines to be unduly burdensome or otherwise to reduce materially the benefits for which it bargained in the merger agreement.

  •
  The total number of shares dissenting from the merger must not exceed 10% of the issued and outstanding common shares of Vail Banks as of the closing date.

Termination of the Merger Agreement (Page [    •    ])

        Vail Banks and USB may agree in writing to terminate the merger agreement at any time without completing the merger, even after the shareholders of Vail Banks have approved and adopted the merger agreement. Under certain circumstances, either we or USB may terminate the merger agreement prior to the closing of the merger without the consent of the other party.

Termination Fees (Page [    •    ])

        The parties to the merger agreement are responsible for their own transaction expenses if either party terminates the merger agreement for any reason under the merger agreement.

        The merger agreement provides that Vail Banks shall pay a breakup fee equal to 4.0% of the aggregate merger consideration (approximately $3.95 million) to USB in the event that the merger agreement is terminated under any of the following circumstances (1) Vail Banks willfully breaches the merger agreement, (2) our board of directors fails to recommend the merger to the shareholders or changes its recommendation, or (3) the shareholders do not approve the merger at our shareholder meeting and prior to that meeting a competing proposal is made by a third party, or the merger does not close by December 31, 2006 or Vail Banks breaches the merger agreement and in either case prior to such termination a competing proposal is made by a third party, and in each case Vail Banks enters into a letter of intent or definitive agreement with a third party for, or consummates, the acquisition of Vail Banks within 12 months of termination.

Market Price of Vail Banks Shares and Dividend Information (Page [    •    ])

        Our common shares are listed on the NASDAQ Stock Market ("NASDAQ") under the trading symbol "VAIL." On May 31, 2006, which was the last trading day before the announcement of the execution of the merger agreement, our common shares closed at $16.05 per share, and the high and low closing prices for our common shares during the 52 week period ending on that date were $16.25 and $13.10, respectively. On July [    •    ], 2006, which was the last trading day before the date of this proxy statement, our common shares closed at $[    •    ] per share.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement, and the documents to which we refer you in this proxy statement, contain forward-looking statements based on estimates and assumptions. Forward-looking statements include information concerning possible or assumed future results of our operations, the expected completion and timing of the merger and other information relating to the merger. There are forward-looking statements throughout this proxy statement, including, among others, under the headings "Summary," "The Merger," "The Merger—Opinion of Financial Advisor" and in statements containing the words "believes," "plans," "expects," "anticipates," "intends," "estimates" or other similar expressions. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on our business or operations. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to publicly update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise.

        In addition to other factors and matters contained or incorporated in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

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  the satisfaction of the conditions to consummate the merger, including the receipt of the required shareholder or regulatory approvals;

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  the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;

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  the failure of the merger to close for any other reason;

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  the amount of the costs, fees, expenses and charges related to the merger;

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  general economic and market conditions;

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  the overall condition of the banking industry, including the effect of any further consolidation among banking, thrift or other financial firms;

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  the integration of acquired businesses, the performance of acquired businesses, and the prospects for future acquisitions;

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  the effect of war, terrorism or catastrophic events;

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  the effect of disruptions to our banking business;

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  the timing and magnitude of obtaining and retaining new customers, deposits, and loans; and

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  regulatory review by governmental agencies that oversee the banking industry.

THE PARTIES TO THE MERGER

Vail Banks, Inc.

        Vail Banks through its subsidiary WestStar Bank, has 23 banking offices in 19 communities in Colorado, including Aspen, Avon, Breckenridge, Cedaredge, Delta, Denver, Dillon, Edwards, Estes Park, Frisco, Fruita, Glenwood Springs, Granby, Grand Junction, Gypsum, Montrose, Norwood, Telluride and Vail. For additional information on Vail Banks, visit its web site at www.vailbanks.com.

        Vail Banks principal executive offices are at P.O. Box 6580, 0015 Benchmark Road, Avon, Colorado 81620-6580 and our telephone number is (970) 476-2002.

U.S. Bancorp

        USB, with assets of $210 billion, is the 6th largest financial holding company in the United States. The company operates 2,430 banking offices and 4,941 ATMs, and provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses and institutions. USB is the parent company of U.S. Bank. Visit U.S. Bancorp on the web at www.usbank.com.

Powder Acquisition Corp.

        Powder Acquisition Corp., which we refer to as Merger Sub, is a Colorado corporation and wholly-owned subsidiary of USB formed for the sole purpose of completing the merger with Vail Banks.

        USB's and Merger Sub's principal executive offices are at 800 Nicollet Mall, Minneapolis, Minnesota 55402 and the telephone number for each company is (651) 466-3000.

THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

        This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by our board of directors for use at a special meeting to be held on July [    •    ], 2006, beginning at 10:00 a.m. Mountain Time, at the WestStar Bank Administrative Center located at 0020 Lindbergh Drive, Gypsum, Colorado. The purpose of the special meeting is for our shareholders to consider and vote upon a proposal to approve and adopt the merger agreement, to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies, and to act on other matters and transact other business, as may properly come before the meeting. A copy of the merger agreement is attached to this proxy statement as Appendix A. This proxy statement, the notice of the special meeting and the enclosed form of proxy are first being mailed to our shareholders on July [    •    ], 2006.

Record Date, Quorum and Voting Power

        The holders of record of Vail Banks common shares at the close of business on June 30, 2006, the record date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting. As of the record date, there were [5,606,235] common shares of Vail Banks issued and outstanding, all of which are entitled to be voted at the special meeting.

        Each outstanding share of our common shares on the record date entitles the holder to one vote on each matter submitted to shareholders for a vote at the special meeting.

        The holders of a majority of the outstanding common shares on the record date, represented in person or by proxy and entitled to vote, will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment or postponement of the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be established.

Required Vote

        For us to complete the merger, shareholders holding at least two-thirds of the common shares of Vail Banks outstanding at the close of business on the record date and entitled to be cast must vote "FOR" the approval and adoption of the merger agreement. The proposal to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the votes cast thereon.

        In order for your common shares of Vail Banks to be included in the vote, if you are a shareholder of record, you must vote your shares by returning the enclosed proxy, by voting over the Internet or by telephone, as indicated on the proxy card, or by voting in person at the special meeting.

        If your shares are held in "street name" by your broker, you should instruct your broker how to vote your shares using the instructions provided by your broker. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker and it can give you directions on how to vote your shares. A broker non-vote generally occurs when a broker, bank or other nominee holding shares on your behalf does not vote on a proposal because the nominee has not received your voting instructions and lacks discretionary power to vote the shares. Broker non-votes and abstentions will not count as votes cast on a proposal, but will count for the purpose of determining whether a quorum is present.

        The approval of the merger requires the affirmative vote of two-thirds of the common shares outstanding. As a result, because broker non-votes and abstentions are not affirmative votes, any broker non-votes and abstentions will have the same effect as if you vote AGAINST the approval of the merger agreement. On the other hand, a proposal to adjourn must be approved by a majority of the votes cast on the proposal, and because broker non-votes and abstentions are not considered votes cast at the special meeting, broker non-votes and abstentions will have no effect on the outcome of the vote whether to adjourn or postpone the meeting.

        The investment committee of the Vail Banks, Inc. 401(k) Savings and Investment Plan has determined that it is in the best interest of the plan participants to vote all shares held in the Vail Banks, Inc. 401(k) Savings and Investment Plan in favor of the proposed merger. Therefore, all shares held in the Vail Banks, Inc. 401(k) Savings and Investment Plan will be voted in favor of the proposed merger unless the 401(k) trustee receives a proxy card from a plan participant instructing the trustee to vote otherwise, in which case only those 401(k) shares to which the proxy applies will be voted against the proposed merger.

Voting by Directors and Executive Officers

        As more fully described below under the heading "Support Agreement," our directors (including executive officers who were also directors) entered into an agreement with USB which will require them to vote their shares, which as of June 30, 2006 represented approximately [41.5]% of the outstanding common shares, "FOR" the merger. This Support Agreement would also require the parties thereto to vote "FOR" the adjournment or postponement of the meeting, if necessary or appropriate, to solicit additional proxies.

Proxies; Revocation

        If you vote your common shares of Vail Banks by signing a proxy, or by voting over the Internet or by telephone as indicated on the proxy card, your shares will be voted at the special meeting in accordance with the instructions given. If no instructions are indicated on your signed proxy card, your shares will be voted "FOR" the approval and adoption of the merger agreement, "FOR" adjournment or postponement of the meeting, if necessary or appropriate to solicit additional proxies, and in accordance with the recommendations of Vail Banks' board of directors on any other matters properly brought before the meeting for a vote.

        You may revoke your proxy at any time before the vote is taken at the special meeting. To revoke your proxy, you must either: (i) advise our Secretary, Lisa M. Dillon in writing at our principal offices, P. O. Box 6580, 0015 Benchmark Road, Suite 300, Avon, CO 81620-6580, (ii) deliver a new proxy, (iii) submit another vote over the Internet or by telephone, in each case dated after the date of the proxy you wish to revoke, or (iv) attend the special meeting and vote your shares in person. Attendance at the special meeting will not by itself constitute revocation of a proxy. If you have instructed your broker to vote your shares, the above-described options for revoking your proxy do not apply and instead you must follow the directions provided by your broker to change these instructions.

        Vail Banks does not expect that any matter other than the proposal to approve and adopt the merger agreement will be brought before the special meeting. If, however, an adjournment or postponement of the special meeting is necessary or appropriate to solicit additional proxies or if another matter is properly presented at the special meeting or any such adjournment or postponement of the special meeting, the persons appointed as proxies will vote the shares in accordance with the recommendations of Vail Banks' board of directors.

Expenses of Proxy Solicitation

        Vail Banks will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, directors, officers and employees of Vail Banks may solicit proxies personally and by telephone, facsimile or other electronic means of communication. These persons will not receive additional or special compensation for such solicitation services. In addition, Georgeson Shareholder

Communications Inc. will provide solicitation services to us for a fee of approximately $6,500 plus out-of-pocket expenses. Vail Banks will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.

Adjournments and Postponements

        Any adjournment or postponement may be made without notice by an announcement made at the special meeting by the chairman of the meeting. If persons named as proxies by you are asked to vote for one or more adjournments or postponements of the meeting for matters incidental to the conduct of the meeting, such persons will have the authority to vote in their discretion on such matters. However, if persons named as proxies by you are asked to vote for one or more adjournments or postponements of the meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the merger agreement, such persons will only have the authority to vote on such matter as instructed by you or your proxy, or, if no instructions are provided on your signed proxy card, in favor of such adjournment or postponement. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Vail Banks' shareholders who have already sent in their proxies to revoke them at any time prior to their use.

THE MERGER

Background of the Merger

        During the summer of 2005, representatives of several companies, including USB, contacted E.B. Chester, Chairman of the Board of Vail Banks, to discuss a possible acquisition of Vail Banks. After preliminary conversations, Mr. Chester informed them that Vail Banks was not currently for sale but would contact them should that position change.

        In August, 2005, Mr. Chester and Gary Judd, the CEO of Vail Banks, met with the executive committee of Vail Banks' board of directors, which is composed of Lisa M. Dillon, George N. Gillett, James G. Flaum, Gary S. Judd, and Byron A. Rose, in addition to Mr. Chester, and informed the committee that Vail Banks had received preliminary inquiries concerning a possible acquisition of Vail Banks. The committee authorized the executives of Vail Banks to meet with potential strategic financial advisors to ascertain the current condition of the market for banks in Colorado and requested that they communicate the results of these meetings to the executive committee and, as detailed below, such a report was made on September 19, 2005.

        Vail Banks' executive management, Messrs. Chester and Judd, Dan Godec and Ms. Dillon, met with several nationally known investment banks to determine the characteristics of the current market for banks in Colorado. Based on the information presented to the executives by these investment banks, such executives determined that the market for bank acquisitions was relatively strong and that a recommendation should be made to Vail Banks' board of directors that Vail Banks conduct a process to determine what strategic alternatives were available to Vail Banks at this time, potentially including a sale of the company.

        On September 19, 2005, a meeting was held among Messrs. Chester, Judd, Godec and Ms. Dillon and the executive committee of Vail Banks' board of directors to report on the results of meetings with potential advisors, at which the executive committee authorized Vail Banks' management to retain a financial advisor to the company to assist in its exploration of strategic alternatives. Mr. Chester explained his past positive experiences with Allen & Company, which include the recent sale of Camp Systems, International, LLC, an aircraft maintenance record keeping firm, for which Mr. Chester served as the Chairman of the board of directors, and which engaged Allen & Company to serve as its financial advisor in a sale of the company that was announced in January 2005 and closed February 2005. After considering various factors, and with the executive committee's concurrence, Allen & Company was selected as the financial advisor to advise Vail Banks on its exploration of strategic alternatives, including a potential sale of Vail Banks. Mr. Chester was instructed to inform Allen & Company and request an engagement letter for examination by Vail Bank's legal counsel. Mr. Chester notified Allen & Company of the decision and requested a draft of an engagement letter.

        On September 23, 2005, Mr. Chester received a proposed engagement agreement from Allen & Company. On the same day, Messrs. Chester and Judd met with Robert Mintz of Hogan & Hartson L.L.P.'s Denver office to consider engaging his firm as counsel to the company in a general representation capacity. If so engaged, a subsequent discussion of the matter of a strategic transaction would be undertaken. It was determined the general engagement would be appropriate and Hogan & Hartson was notified that Vail Banks would begin using the firm as its counsel as soon as Vail Banks' board of directors approved such action, which occurred on September 30, 2005.

        In late September, 2005, USB and another party potentially interested in a transaction with Vail Banks called and had discussions with senior executives of Vail Banks and with representatives of Allen & Company, during which Vail's process for considering its various strategic options was discussed.

        On September 28, 2005, Messrs. Chester, Judd and Mintz discussed the probability of Vail Banks undertaking a sale process and Hogan & Hartson's representation of Vail Banks in such process.

Hogan & Hartson agreed to represent Vail Banks. Mr. Mintz advised Vail Banks on a number of legal issues and on how the larger board of directors should be involved in the process from that time forward. The parties agreed that any future action should be taken only after consultation with Hogan & Hartson. A board meeting was scheduled for September 30, 2005 to inform the full board of directors of Vail Banks of all the issues related to a possible strategic transaction.

        On September 30, 2005, at a meeting of the Vail Banks' board of directors, (1) Mr. Chester updated the board on recent events relating to the consideration of potential strategic options, (2) the board of directors ratified the executive committee's previous actions, (3) the board determined to retain Hogan & Hartson as counsel to Vail Banks, (4) the board determined to retain Allen & Company as financial advisor for Vail Banks, and (5) the board authorized Mr. Chester, on behalf of Vail Banks, to enter into a representation agreement with Allen & Company.

        On October 17, 2005, the Vail Banks board of directors held a regularly scheduled meeting. At this meeting, Mr. Chester reviewed the status of the process with the board. The board authorized allowing a select group of parties who have expressed interest in acquiring Vail Banks participate in due diligence and make offers for the acquisition of Vail Banks. Following the board meeting, Messrs. Chester and Judd met with Messrs. Elmore and Gunderson of USB and talked about the similarities of Vail Banks and USB and why a combination of the two might make sense. Mr. Chester noted that Allen & Company had been hired to consider strategic alternatives for Vail Banks and that USB should communicate with Allen & Company if it wanted to be included in the process. Mr. Chester notified Mr. Mintz and Mr. Lazar that Vail Banks desired to move forward as soon as possible with a process involving USB, another large financial institution that had approached Vail Banks and any entity that Mr. Brown of St. Charles Capital wished to introduce into the process. On October 19, 2005, Mr. Lazar of Allen & Company sent a time line for a process to Mr. Chester for review. Mr. Chester produced a revised time line and faxed both time lines and the purpose document to Messrs. Lazar and Mintz and scheduled a conference call to discuss these matters. Messrs. Chester, Judd, Lazar and Mintz participated in the conference call during which the parties agreed upon a schedule for the process. Also on October 19, 2005, Vail Banks received a signed copy of the non-disclosure agreement from USB and sent a revised, marked up copy of a non-disclosure agreement to the other large financial institution.

        Starting on October 21, 2005, Vail Banks began adding due diligence material to an electronic data room that would be accessible to potential acquirors. Over the following two weeks, several hundred documents, including a draft of the merger agreement that Vail Banks was willing to execute, were added to the electronic data room to permit potential acquirors to evaluate Vail Banks' business. In November 2005, Vail Banks granted access for USB to review the contents of the electronic data room and provided USB with a proposed merger agreement prepared by Hogan & Hartson.

        Discussions with USB and other potential bidders continued. On November 23, 2005, Vail Banks received a non-binding indication of interest letter from USB that contemplated the acquisition of Vail Banks by USB. This indication of interest indicated that USB would consider paying $17.75 per share in cash for all the outstanding shares of Vail Banks, based on USB's estimate of approximately $14.8 million in change in control payments payable to Vail Banks' officers and employees as a result of the transaction. The indication of interest also included a marked-up version of the merger agreement from USB's counsel Wachtell, Lipton, Rosen & Katz and a proposed support agreement that would, generally, require all directors and executive officers to vote in favor of and support the proposed transaction.

        On November 25, 2005, Mr. Chester forwarded to all members of the board of directors of Vail Banks (1) Hogan & Hartson memoranda on Fiduciary Duties of Directors and (2) a memo outlining a proposed process for the board of directors to use to respond to the offer.

        On November 29, 2005, a conference call was held between Messrs. Chester, Mintz, Shuman, Lazar, Schultz and Judd to discuss the offer. The call focused on the aggregate amount USB was willing to pay for Vail Banks and specifically on the change in control payments, which Vail Banks believed was lower than $14.8 million. After discussions, the question remained whether the difference in USB's estimated change in control payment amount and the actual amount could be allocated to, and increase, the $17.75 per share merger consideration offered by USB. The parties agreed that an accurate estimate of the change in control payments was necessary in order to discuss the indication of interest with USB. Vail Banks initiated a process to determine a likely range for this amount. The group also agreed to call a special session of Vail Banks' board of directors to be held on December 4, 2005 to update the board.

        On November 30, 2005, Messrs. Chester and Judd contacted Vail Banks' outside auditors and asked them for their calculation of the change in control costs.

        On December 3, 2005, a meeting was held in Avon, Colorado between Messrs. Chester, Judd, Mintz, Lazar, Ms. Lisa M. Dillon and Kenneth Astle, from Perry-Smith LLP, Vail Banks' independent outside accountants, to determine the amount of change in control payments expected. The group determined that the actual change in control payments would be approximately $7.5 to $8.5 million. Because it was unclear whether USB's indication of interest contemplated a fixed amount that could be allocated between change in control costs and per share merger consideration interchangeably, Vail Banks needed further clarification of USB's indication of interest in light of the divergent views of change of control costs.

        On December 5, 2005, a special meeting of the board of directors of Vail Banks was held. The board thoroughly discussed USB's indication of interest and Vail Banks management's proposed strategy to consider it and provided input as to process and desired result to obtain the best value and price for Vail Banks' shareholders. The meeting focused on the need for those negotiating on behalf of Vail Banks to maximize the price received and to be certain the price received was the highest offer Vail Banks could reasonably obtain from the market. Mr. Mintz provided information on the bid received from USB. Mr. Lazar provided information on comparable bank mergers and discussed such activity. Mr. Chester indicated to the board of directors that the support agreement that was included in the offer made by USB would require revisions before he would sign it, but that he would sign a voting agreement to support any such transaction.

        On December 6, 2005, a conference call was held between Allen & Company and USB to discuss their bid, during which Allen & Company informed USB that (1) Vail Banks' board of directors had been updated on the status of the process, (2) the board had authorized discussion with USB to better understand their bid, (3) the most important consideration for Vail Banks in considering an offer is price per share, (4) when the proper change in control costs are calculated, funds might be available for the USB offer on a per share basis to be significantly increased, (5) Vail Banks and its legal counsel believe that open issues on the draft merger agreement could be solved, and (6) the most important issue is to agree between USB and Vail Banks how much the change in control costs will be and how those costs affect the overall offer.

        On December 13, 2005, Mr. Shuman of Allen & Company received an updated indication of interest from USB. The revised indication of interest proposed a transaction that consisted of an offer of $18.00 per share plus "approximately" $14.8 million in change in control payments, which yielded a $104.5 million transaction equity value and a $119.3 million total transaction value. The revised indication of interest did not clarify the issue of whether, if the change in control costs were less than USB calculated, the excess from USB's estimated change in control payments would be allocated to the per share merger consideration.

        On December 14, 2005, in an effort to reach a compromise on USB's proposed bid, Allen & Company coordinated a meeting between USB and Vail Banks to be held in Colorado on

December 20th. The companies planned to focus on, among other issues, the treatment and calculation of change in control costs.

        On December 20, 2005, representatives from Vail Banks, Hogan & Hartson, Allen & Company, Perry-Smith LLP, and USB met in Colorado to discuss the remaining deal points. Significant time was spent focusing on the amount and nature of the change in control expenses. It was Vail Banks' contention that the change in control costs were less than the level calculated by USB. Vail Banks suggested that any portion of the $14.8 million that would not be used for change in control expenses should be distributed to shareholders. USB was not prepared at that point to change the per share merger consideration from that it had already proposed. The two parties could not come to a compromise on this point and the meeting was adjourned without resolution.

        On December 22, 2005, Mr. Hartnack of USB called Mr. Chester and lowered USB's offer to $17.50, subject to confirmatory due diligence. After this call, Vail Banks decided to reconsider its strategic alternatives.

        On January 5, 2006, Mr. Shuman sent USB a letter which requested that pursuant to the nondisclosure agreement USB had executed, USB return or destroy all materials relating to the Vail Banks transaction.

        Immediately thereafter, representatives of Vail Banks commenced discussions with another large financial institution that was one of the initial parties to contact Vail Banks in June and express an interest in acquiring Vail Banks. Vail Banks' management decided that it would be more desirable to pursue a transaction with a larger financial institution rather than a smaller regional one, in part because of the belief among Vail Banks' management that there was a higher chance of consummating a deal with a larger institution and that a larger institution would be better suited to take advantage of potential cost savings. As a result, Vail Banks' management decided that they should continue discussions with this company, and entered into a confidentiality agreement. From January 10, 2006 to February 15, 2006, to further promote discussions, Vail Banks delivered copies of the confidential executive summary and provided access to the electronic data room. This financial institution indicated that it had a strong strategic interested in Vail Banks. In addition, Vail Banks submitted a proposed merger agreement, which included the proposed price, subject to further diligence.

        Over the following few weeks, this potential bidder extensively reviewed the data room and submitted additional diligence requests to Vail Banks through Allen & Company. In addition, it vetted the proposed change in control expenses and determined that $8.6 million was a reasonable estimate. However, on January 30, 2006, an executive from this financial institution called Allen & Company to inform them that they would not pursue the opportunity to acquire Vail Banks. Their decision to pass did not stem from the price or a lack of interest in Vail Banks. Instead, they did not think that they would have the capacity to effectively integrate Vail Banks into their operations as a result of other current projects. This message was also communicated to Mr. Chester. After some further discussion with representatives of Vail Banks, this financial institution reiterated that the timing was not right for it to pursue this opportunity.

        On February 16, 2006, Vail Banks, Hogan & Hartson and Allen & Company discussed potential future directions of the process. During this conversation it was decided that Vail Banks should pursue a wider auction process.

        From February 17, 2006 to March 1, 2006, Vail Banks and Allen & Company worked to prepare materials for a wider auction process. Materials included an updated confidential executive summary, an updated change in control costs analysis and an updated electronic data room. Although the Vail Banks executives had previously noted that a strategic combination with a larger national bank would be preferable, this consideration was offset by the possibility that a smaller regional bank would offer higher per share merger consideration to shareholders. Thus, from March 2, 2006 to April 11, 2006,

Allen & Company initiated contact with executives at targeted national and regional banks. This group included banks which had an interest in the Colorado region and could take advantage of Vail Banks' banking franchise in Colorado. Of the banks that were contacted, several were initially interested, executed nondisclosure agreements and received the confidential executive summary prepared by Allen & Company.

        Throughout the auction process, Allen & Company answered questions posed by the interested parties, and when necessary, coordinated the flow of information between the parties and Vail Banks.

        By April 7, 2006, Allen & Company received expressions of interest from interested parties on behalf of Vail Banks. These expressions of interest were compared to those previously received by Vail Banks. Management did not believe that any of the expressions of interest were at the level proposed by USB. It was determined that Vail Banks re-engage USB in transaction discussions given that USB's prior bid was superior and its ability to consummate a transaction was preferable.

        On April 26, 2006, Mr. Shuman called Mr. Hartnack of USB in an effort to reengage USB in a transaction process. Mr. Hartnack was receptive to the idea. Mr. Shuman explained to Mr. Hartnack that while the wider process yielded indications of interest, the interested parties were smaller regional banks. Instead, Vail Banks was interested in pursuing a transaction with a larger national bank where there was more certainty of consummating the transaction. Mr. Shuman indicated that current bids were in line with market valuations and USB's bid would have to be as well. Mr. Hartnack responded that he would entertain a bid at a premium to the market which at the time yielded a $17.00 per share offer price.

        On April 27, 2006, Mr. Shuman met with Mr. Chester to discuss the potential USB transaction. Mr. Chester was receptive to the possibility.

        On April 28, 2006, Mr. Hartnack called Mr. Shuman to inform him that he had discussed the potential acquisition of Vail Banks internally and that USB would be pursuing the Vail Banks acquisition. He also indicated that he would be delivering to Vail Banks an indication of interest early the next week.

        On May 8, 2006, USB sent Vail Banks a letter of intent. The letter of intent included an offer price for Vail Banks common shares of $17.00 per share in cash, and estimated that the transaction would involve approximately $8.0 million of change in control costs. It also proposed a 30 day period of exclusivity. After contemplating the letter of intent, Mr. Chester signed the letter of intent on behalf of Vail Banks. Vail Banks immediately began updating the electronic data room with new documents.

        On May 11, 2006, Vail Banks granted USB access to the electronic data room for its continued due diligence review and continued updating the electronic data room with new documents.

        On May 12, 2006, Hogan & Hartson sent a revised merger agreement to Wachtell, Lipton and began negotiations with Wachtell, Lipton concerning the merger agreement that continued through May 30, 2006.

        On May 17, 2006, Mr. Chester and Mr. Davis, President of USB, met for lunch to discuss the merger. They focused on the proposed share lockup, the support agreement and additional open issues associated with the transaction. At the conclusion of the meeting, both sides were comfortable with the discussed terms in principle and were confident that a transaction could be consummated. On the same day, diligence conference calls were held between USB and certain Vail Banks executives regarding tax and change in control calculations, treasury management product and process discussion, and technology and operations.

        On May 18, 2006, USB and Vail Banks held an onsite day-long due diligence session in the offices of Hogan & Hartson in Denver, Colorado. Topics discussed included credit, legal and regulatory, markets, processes, products, personnel, accounting, and controls.

        On May 19, 2006, Kenneth Astle, a partner at Perry Smith, Vail Banks' accountants, forwarded an updated change in control analysis to Stuart Schultz of Allen & Company. Changes to the analysis were a product of the prior days' diligence sessions. There was no material change to the total change in control expenses.

        On May 29, 2006, Messrs. Chester, Shuman and Mintz held a conference call with Mr. Davis of USB and Wachtell, Lipton. During this call, Mr. Chester and Mr. Davis attempted to resolve the final outstanding issues regarding the merger agreement.

        On May 30, 2006, USB informed Allen & Company that their Credit and Finance Committee had approved the transaction.

        On May 31, 2006, USB indicated that it had internally approved the transaction. Vail Banks held a special meeting of its board of directors to discuss and consider the merger. Allen & Company made a presentation to the board of directors regarding the transaction and its analysis regarding the fairness of the transaction from a financial point of view to Vail Banks' shareholders and delivered its fairness opinion. Hogan & Hartson made a presentation regarding the legal aspects of the transaction, the material provisions of the merger agreement and the fiduciary duties of the board of directors. After a lengthy discussion by the board, the board of directors approved the transaction and authorized Mr. Chester to execute the merger agreement on behalf of Vail Banks. Mr. Chester signed the merger agreement and signature pages were exchanged between Vail Banks and USB.

Reasons for the Merger, Recommendation of Vail Banks' Board of Directors

        Since Vail Banks was founded in 1993, the bank has grown from a small single branch bank with approximately $35 million in assets to a true regional bank with 23 locations and over $700 million in assets. While this growth has returned significant value to shareholders, when the directors and management considered the potential for further similar growth, several factors indicated that seeking a potential cash sale with a larger bank would offer better potential for maximizing shareholder value.

        The following challenges for future growth of Vail Banks as a stand-alone entity were considered:

  •
  The cost of regulation is very high given the size of Vail Banks. These costs related to complying with bank, SEC, and NASDAQ regulatory requirements continue to grow and present a challenge to future profitability growth.

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  Proposed regulatory guidelines regarding real estate lending concentrations in loan portfolios could inhibit rate of future growth and could require additional capital to support these concentrations.

  •
  Vail Banks' legal lending limit could constrain it from entering into attractive transactions. The lack of a larger loan requirements and legal lending limit could prohibit Vail Banks from growing existing customer relationships and competing for new loan business.

  •
  Current credit quality is at an all-time high and future changes in economic policy with a possible slow down in the Colorado economy and decline in resort market property values and sales could result in increased non-performing assets.

  •
  Vail Banks has a limited product set to serve its customers and would have to incur substantial costs to increase its product line. The focus on service quality embodied in U.S. Bank's Five Star Service Guarantee is an excellent fit with the service quality provided by WestStar Bank. This service quality coupled with a significantly expanded portfolio of products and services will increase opportunities to grow market share in Vail Banks' community markets. The merger will give Vail Banks access to a full set of consumer market products and related marketing expertise.

  •
  The costs of entering into new lines of business (Trust, Brokerage, Insurance, Wealth Management, etc.) are very high and create a barrier for WestStar's market share growth and the realization of the full potential for revenue growth in its markets.

  •
  Given the size of Vail Banks, it is difficult to match the competitive human resource packages (benefits, incentives, recruiting, retention) offered by larger competitor banks. The merger will provide a fully competitive set of employee benefits, incentive plans, and greatly expanded career paths which will enhance competitiveness in recruiting new talent and retaining current top performers.

  •
  Vail Banks shares give shareholders limited liquidity due to the small number of shares available for purchase in the market (which is referred to as "float") and the low trading volume in its shares.

  •
  The trend towards consolidation in the financial services industry is expected to continue in Colorado and this increases the potential competitive impact on WestStar.

        At the same time, management noted their opinion that the market was valuing Vail Banks' shares relatively highly, in part perhaps due to the consolidation trend in the banking industry. During the period when strategic alternatives were being explored, the price of Vail Banks shares was near all time highs. While this price was justified based on earnings, management realized the potential for the price to decline based on the perception of the value of banking franchises in general, which could decrease due to the changing environment for banking. Further, due in part to the fact that the number of shares of Vail Banks available for purchase on the market, the float, was low, management realized that if the price decreased to a level lower than those historically experienced, it might be very difficult for the share price to return to the high level experienced at the time the merger agreement was signed. With these issues in mind, Vail Banks' high share price offered an opportunity for shareholders to lock in the favorable state of the market without expecting the acquiror to pay an unrealistic market premium.

        Additionally, the following factors were considered when evaluating the value of the proposed merger:

  •
  Potential for improved performance and cost efficiencies with access to broader technology platforms for the delivery of products and services.

  •
  WestStar's customers will benefit significantly from more locations in Colorado and 23 additional states, a full-service ATM network, competitive pricing for loans and deposits given the larger size of USB and its access to global capital markets, and expanded product and service choices.

  •
  The opinion of Allen & Company as of the dated thereof (see "The Merger—Opinion of Financial Advisor"), that the merger consideration is fair from a financial point of view to Vail Banks' shareholders.

        After careful consideration, Vail Banks' board of directors has approved and declared advisable the merger, the merger agreement and the transactions contemplated by the merger agreement and has declared that the merger, the merger agreement and the transactions contemplated by the merger agreement are fair to and in the best interests of Vail Banks and its shareholders.

        Vail Banks' board of directors recommends that Vail Banks' shareholders vote "FOR" the approval and adoption of the merger agreement. In the course of reaching its decision to approve the merger agreement, Vail Banks' board of directors consulted with Vail Banks' financial and legal advisors and considered a number of factors, including each of the following which it believed supported its decision:

  •
  The board believes that the merger is more favorable to shareholders than any other alternative reasonably available to Vail Banks and its shareholders, including the benefits that could reasonably be obtained by Vail Banks' shareholders from continuing its operations as a free-standing public company.

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  The board does not believe that continued execution of Vail Banks' present business strategy would provide greater value to shareholders within a timeframe and risk profile comparable to that in which the merger would be completed.

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  It was important to the board that the merger consideration is all cash, so that the transaction allows our shareholders to immediately realize a fair value, in cash, for their investment and provides such shareholders certainty of value for their shares.

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  In approving the merger, the board reviewed the current and historical market prices of Vail Banks common shares, including the market price of Vail Banks common shares relative to those of other industry participants and general market indices, the fact that the cash merger price of $17.00 per share represented premiums of approximately 4.9% to the closing price on May 30, 2006, the last trading day before Vail Banks announced it had entered into a definitive acquisition agreement, approximately 2.2% to the closing price of Vail Banks common shares for the one month prior to May 30, 2006 and approximately 10.2% to the highest closing price of Vail Banks common shares three months prior to May 30, 2006;

  •
  The board believes that continued operation as a free-standing public company under Vail Banks' current business strategy presents a number of risks, including:

  •
  Changing interest rate environment and the potential for regulators to evaluate Vail Banks' risk portfolio based on national trends that do not apply to Vail Banks.

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  The need to respond to increased competition could require investments that could significantly reduce returns to shareholders.

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  The board believes that it is unlikely that any other industry or strategic buyer has both a comparable strategic interest and comparable financial strength as USB in pursuing the merger.

  •
  The board reviewed the financial terms of the proposed acquisition by USB with its financial advisors. The board believes that the merger price of $17.00 per share and other protections obtained in the merger agreement represent a compelling opportunity for Vail Banks' shareholders to realize the value in their investment when compared to recent trading prices for the common shares, discounted cash flows, and future prospects of Vail Banks. The board also believes that the financial strength of USB, and the fact that the merger is not subject to a financing contingency, made the merger compelling.

  •
  The board considered the fact that the in connection with the merger, the directors would be required to sign the support agreement, which is more fully described under "The Merger—Shareholder Support Agreement," which would require the directors, who at the time held 41.5% of the common shares of Vail Banks, to vote in favor of the merger agreement. The board ultimately decided that because the merger requires the approval of two-thirds of the outstanding shares of Vail Banks, the support agreement was reasonable, in part because the shares affected could not control the outcome of the shareholder vote.

  •
  The board reviewed closely the financial presentation of Allen & Company including its opinion as to the fairness as of the date thereof, from a financial point of view, of the consideration to be paid to the holders of Vail Banks common shares in the merger (see "The Merger—Opinion of Financial Advisor").

  •
  The board reviewed the process undertaken by management and assisted by Allen & Company to explore possible strategic alternatives and concluded that the process was lengthy and extensive.

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  The board took into account the efforts made by Vail Banks and its advisors to negotiate and execute a merger agreement containing terms favorable to Vail Banks.

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  The board considered the following provisions of the merger agreement and consequences of the merger, among others, as significant in its decision to approve the merger:

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  subject to compliance with the terms and conditions of the merger agreement, the board is permitted to enter into discussions with a third party regarding a superior competing transaction and change its recommendation to Vail Banks' shareholders after consultation with legal counsel and in order to satisfy its fiduciary duties;

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  the availability of dissenters' rights to holders of our common shares who comply with all of the required procedures under Colorado law, which allows such holders to seek appraisal of the fair value of their shares as determined by the Colorado courts (see "Dissenters' Rights" and Appendix D) and the fact that USB is not required to consummate the merger if more than 10% of shareholders exercise dissenters' rights; and

  •
  the commitment made by USB to provide employees of Vail Banks with benefits at least substantially similar to the level of benefits that was provided to similarly tenured employees of USB.

        Vail Banks' board of directors also considered a variety of risks and other potentially negative factors concerning the merger agreement and the merger, including the following:

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  the risks and costs to Vail Banks if the merger does not close, including the diversion of management and employee attention, potential employee attrition, and the potential effect on business and customer relationships;

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  the potential termination fee to be paid under certain circumstances to USB by Vail Banks;

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  the fact that, following the merger, Vail Banks will no longer exist as an independent, standalone company and Vail Banks' shareholders will not participate in any future earnings or growth of Vail Banks and will not benefit from any appreciation in value of Vail Banks;

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  the fact that Vail Banks' executive officers may have interests in the transaction that are different from, or in addition to, those of Vail Banks' other shareholders;

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  the restrictions on the conduct of Vail Banks' business prior to the completion of the merger, requiring Vail Banks to conduct its business only in the ordinary course, subject to specific limitations, which may delay or prevent Vail Banks from undertaking business opportunities that may arise pending completion of the merger; and

  •
  the fact that any gains in an all cash transaction would be taxable to Vail Banks' shareholders for U.S. federal, state, local, and possibly foreign income tax purposes.

        The foregoing discussion of the factors considered by our board is not intended to be exhaustive, but does set forth a summary of the material factors considered by our board of directors in its consideration of the merger. After considering these factors, the board of directors by its decision to approve the merger concluded that the positive factors relating to the merger agreement and the merger outweighed the negative factors. In view of the wide variety of factors considered by our board of directors, our board of directors did not find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual members of our board of directors may have assigned different weights to various factors. Our board of directors approved and recommends the merger agreement and the merger based upon the totality of the information presented to, and considered by, it.

        After careful consideration, Vail Banks' board of directors:

  •
  by vote at a special meeting of the board of directors, has approved and declared advisable the merger, the merger agreement and the transactions contemplated by the merger agreement;

  •
  by vote at a special meeting of the board of directors, has declared that the merger, the merger agreement and the transactions contemplated by the merger agreement are fair to and in the best interests of Vail Banks and its shareholders; and

  •
  recommends that Vail Banks' shareholders vote "FOR" the approval and adoption of the merger agreement.

Opinion of Financial Advisor

        Pursuant to an engagement letter dated September 28, 2005, Vail Banks retained Allen & Company to act as its financial advisor with respect to a possible sale of Vail Banks. In selecting Allen & Company, Vail Banks' board of directors considered the fact that Allen & Company is an internationally recognized investment banking firm with substantial experience providing strategic advisory services. Allen & Company, as part of its investment banking business, is regularly engaged in the evaluation of businesses and their equity securities in connection with mergers and acquisitions; underwritings, private placements and other securities offerings; senior credit financings; valuations; and general corporate advisory services.

        At the May 31, 2006 meeting of Vail Banks' board of directors, Allen & Company delivered its opinion that, as of May 31, 2006, and based upon and subject to the assumptions, qualifications and limitations set forth in the written opinion, the aggregate merger consideration to be received was fair from a financial point of view to the holders of Vail Banks common shares.

        The full text of Allen & Company's written opinion is attached as Appendix C to this proxy statement and you should read the opinion carefully and in its entirety. The opinion sets forth the assumptions made, the matters considered and qualifications and limitations of the review undertaken by Allen & Company. Allen & Company's opinion is subject to the assumptions and conditions contained therein and is necessarily based on economic, market and other conditions and the information made available to Allen & Company as of the date of the Allen & Company opinion, and Allen & Company assumes no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of its opinion.

        In reading the discussion of the fairness opinion set forth below, you should be aware that Allen & Company's opinion:

  •
  was provided to Vail Banks' board of directors solely for its benefit and use;

  •
  did not constitute a recommendation to the board of directors of Vail Banks or any holder of Vail Banks common shares as to how to vote in connection with the merger; and

  •
  did not address Vail Banks' underlying business decision to pursue the merger, the relative merits of the merger as compared to any alternative business strategies that might exist for Vail Banks, or the effects of any other transaction in which Vail Banks might engage.

        Vail Banks did not provide specific instructions to, or place any limitations on, Allen & Company with respect to the procedures to be followed or factors to be considered by it in performing its analyses or providing its opinion.

        In connection with rendering its opinion, Allen & Company reviewed and analyzed:

  •
  Terms and conditions of the draft merger agreement and drafts of related ancillary documents;

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  Certain financial aspects of the proposed transaction;

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  Financial condition and business prospects of Vail Banks based on information provided by senior management;

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  Historical results and financial projections of Vail Banks provided by senior management;

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  Information obtained from meetings with senior management of Vail Banks;

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  Public historical business and financial information related to USB;

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  Historical trading ranges of Vail Banks common shares;

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  Public information, including certain share market data, financial information and multiples relating to selected companies with businesses which Allen & Company deemed comparable to those of Vail Banks;

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  Public financial information related to selected premiums and multiples paid in certain business combination transactions which Allen & Company deemed comparable to the proposed transaction; and

  •
  Discounted present value of the future cash flows of Vail Banks, based on budgeted and projected financial results estimated by Vail Banks' senior management for 2006 and by Wall Street research for 2007.

        The opinion also reflected Allen & Company's familiarity, developed in the course of serving as financial advisor to Vail Banks over the previous eight months, with Vail Banks' business and prospects, as well as prevailing trends in the marketplace in which Vail Banks competes.

        Allen & Company relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information provided to it by Vail Banks or obtained by it from public sources, including, without limitation, the Vail Banks projections referred to above. With respect to the Vail Banks projections, Allen & Company relied on representations that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of Vail Banks as to the expected future performance of Vail Banks. Allen & Company did not assume any responsibility for the independent verification of any such information, including, without limitation, the Vail Banks projections, and Allen & Company further relied upon the assurances of the senior management of Vail Banks that they were unaware of any facts that would make the information and Vail Banks projections incomplete or misleading.

        In arriving at its opinion, Allen & Company did not perform or obtain any independent appraisal of the assets or liabilities (contingent or otherwise) of Vail Banks, nor was Allen & Company furnished with any such appraisals. Allen & Company assumed that the merger would be consummated in a timely manner and in accordance with the terms of the merger agreement without any limitations, restrictions, conditions, amendments or modifications, regulatory or otherwise, that collectively would have a material effect on Vail Banks.

        Allen & Company did not express any opinion as to the price or range of prices at which common shares of Vail Banks would trade subsequent to the announcement of the merger.

        The following is a brief summary of the material financial analyses performed by Allen & Company and presented to Vail Banks' board of directors in connection with rendering its fairness opinion. The following summary, however, does not purport to be a complete description of the financial analyses performed by Allen & Company, and the order of analyses described does not represent the relative importance or weight given to the analyses performed by Allen & Company.

        Some of the financial analyses summarized below include summary data and information presented in tabular format. Considering the summary data and tables alone could create a misleading or incomplete view of Allen & Company's financial analyses. In order to understand fully the financial analyses, the summary data and tables must be read together with the full text of the analyses and the transaction history as described above.

        Selected Comparable Company Trading Analysis:    Allen & Company reviewed and compared the pricing multiples using the stipulated price of $17.00 per share to be received in the merger to the pricing multiples of other companies with similar business operations whose stock is actively traded on a national exchange. Vail Banks was compared to publicly traded banks with total assets of between $500 million and $1 billion and with market capitalizations as of the date thereof of less than $150 million. The companies reviewed in connection with this analysis were:

  •
  First Bank Corp.

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  Northrim Bancorp Inc.

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  MidSouth Bancorp Inc.

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  Washington Banking Co.

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  North Valley Bancorp

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  DCB Financial Corp.

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  Leesport Financial Corp.

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  Princeton National Bancorp Inc.

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  Monroe Bancorp

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  Northern States Financial Corp.

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  Premier Financial Bancorp Inc.

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  Comm Bancorp Inc.

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  MidWestOne Financial Group Inc.

        Allen & Company compared the pricing multiples using the stipulated $17.00 per share to be received to this set of comparable companies' highest, lowest, mean and median ratios of (i) price to tangible book value, (ii) price to last twelve months earnings, (iii) price to estimated 2006 earnings, (iv) price to estimated 2007 earnings, and (v) core deposit premiums. A summary of the analysis is set forth below. The data for the following table was based on publicly available information as of May 31, 2006, except for the estimate for Vail Banks' 2006 earnings per share, which was provided by Vail Banks.

			P/E
	Mkt. Value/ Tang. Book								Core Deposit Premium
			LTM		2006E		2007E
Mean	2.2	x	14.5	x	13.8	x	12.7	x	11.0%
Median	2.1	x	14.1	x	13.6	x	12.6	x	11.6%
Max	3.3	x	19.9	x	18.1	x	14.8	x	16.2%
Min	1.4	x	11.7	x	10.8	x	10.0	x	5.7%
Vail Banks	3.4	x	18.7	x	17.0	x	15.7	x	13.7%

        Based on the stipulated price of $17.00 per share, the resulting pricing multiples for Vail Banks are above the means and medians of all key metrics indicated by the comparable public company set and are within the minimum and maximum ranges exhibited by these companies, except for market value to tangible book, which was above the range.

        Selected Comparable Precedent Transactions Analysis:    Allen & Company reviewed and compared the pricing multiples using the stipulated price of $17.00 per share to be received in the merger to the pricing multiples implied in selected recently completed acquisitions of banking organizations with comparable characteristics to the merger. Allen & Company reviewed 13 selected comparable precedent merger and acquisition transactions (which are referred to as the comparable transactions) involving banking organizations as a means of comparison for the transaction. Allen & Company selected these precedent transactions by isolating the (i) public bank deals, (ii) completed or announced since January 1, 2004, (iii) with asset bases of between $500 million and $1 billion, and (iv) involving targets located in the West and Midwest regions of the United States. To compile the data for this transaction, Allen & Company utilized SNL Financial, a trusted source of transaction data in the financial institutions industry. The precedent transactions selected include the following (target/acquiror):

  •
  BWC Financial Corp. / First Republic Bank

  •
  Community Bancorp, Inc. / First Community Bancorp

  •
  Community Bancshares, Inc. / Banc Corporation

  •
  Southwest Community Bancorp / Placer Sierra Bancshares

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  FirstBank NW Corp. / Crescent Capital VI, L.L.C.

  •
  Foothill Independent Bancorp / First Community Bancorp

  •
  Calvary Bancorp, Inc. / Pinnacle Financial Partners, Inc.

  •
  Winton Financial Corporation / WesBanco, Inc.

  •
  Redwood Empire Bancorp / Westamercia Bancorporation

  •
  Heritage Financial Holding Corp. / Peoples Holding Company

  •
  EverTrust Financial Group, Inc. / KeyCorp

  •
  Wayne Bancorp, Inc. / National City Corporation

  •
  FSF Financial Corp. / MidCountry Financial Corp.

        Allen & Company compared the pricing multiples using the stipulated $17.00 per share merger consideration to be received to this set of comparable transaction's highest, lowest, mean and median ratios of (i) price to book value, (ii) price to tangible book value, (iii) price to assets, (iv) price to last twelve months earnings, and (v) core deposit premiums. The following table represents a summary analysis of the comparable transactions analyzed by Allen & Company based on the announced transaction values.

$ in Millions

						Deal Value/
Announce	Target Name	Acquiror Name		Deal Value	Total Assets	Book		Tangible Book		Assets	Core Deposit Premium	LTM P/E		LTM Efficiency Ratio
05/22/06	BWC Financial Corp.	First Republic Bank		$177	$564	3.4	x	3.4	x	31.4%	30.2%	19.6	x	70.3%
05/15/06	Community Bancorp, Inc.	First Community Bancorp		267	888	2.7		4.8		30.0%	41.6%	19.6		56.2%
04/29/06	Community Bancshares, Inc.	Banc Corporation		97	572	2.2		2.3		16.9%	15.6%	nm		89.5%
02/15/06	Southwest Community Bancorp	Placer Sierra Bancshares		175	657	3.5		3.5		26.7%	21.3%	17.5		55.4%
02/01/06	FirstBank NW Corp.	Crescent Capital VI, L.L.C.		116	813	1.5		2.0		14.2%	12.8%	16.1		64.3%
12/14/05	Foothill Independent Bancorp	First Community Bancorp		238	794	3.5		3.5		30.0%	25.6%	22.2		59.7%
09/30/05	Cavalry Bancorp, Inc.	Pinnacle Financial Partners, Inc.		175	605	3.1		3.2		29.0%	26.4%	nm		66.0%
08/25/04	Winton Financial Corporation	WesBanco, Inc.		103	554	2.2		2.2		18.6%	20.9%	22.6		63.3%
08/25/04	Redwood Empire Bancorp	Westamerica Bancorporation		148	515	5.2		5.4		28.7%	31.7%	21.2		57.7%
07/15/04	Heritage Financial Holding Corp.	Peoples Holding Company		74	541	2.3		2.3		13.6%	13.4%	nm		99.0%
06/24/04	EverTrust Financial Group, Inc.	KeyCorp		195	770	2.2		2.2		25.3%	23.1%	27.7		63.7%
06/04/04	Wayne Bancorp, Inc.	National City Corporation		182	814	1.8		2.5		22.3%	18.1%	19.2		59.8%
05/14/04	FSF Financial Corp.	MidCountry Financial Corp.		87	516	1.6		1.8		16.8%	14.0%	17.5		66.5%
			Mean	$156	$662	2.7	x	3.0	x	23.3%	22.7%	20.3	x	67.0%
			Median	175	605	2.3		2.5		25.3%	21.3%	19.6	x	63.7%
			Max	267	888	5.2		5.4		31.4%	41.6%	27.7	x	99.0%
			Min	74	515	1.5		1.8		13.6%	12.8%	16.1	x	55.4%
			Vail Banks	$99	$705	1.5	x	3.4	x	14.0%	13.7%	18.7	x	78.9%

        Based on the stipulated price of $17.00 per share merger consideration, the resulting pricing multiples for Vail Banks are within the minimum and maximum ranges exhibited by these comparable transactions.

        Discounted Cash Flow Analysis:    Using a discounted cash flow analysis, Allen & Company estimated the present values of the after-tax cash flows that Vail Banks could produce on a stand-alone basis through 2010. In performing this analysis, Allen & Company used Vail Banks' management projection of per share net income for 2006 and used Thomson Financial's I/B/E/S Detail Estimate Database estimates of per share net income for 2007, and a long-term growth rate of 10% thereafter. Allen & Company discounted the annual cash flow streams (defined as all earnings in excess of that required to maintain a tangible equity to asset ratio of 4.25%) and the terminal values using a range of discount rates of 10.0% to 13.0%, which was based on Vail Banks' estimated cost of capital; and a range of terminal value multiples of between 12.0x and 14.0x, which was based on forward earnings per share multiples for comparable public companies. Based on these assumptions, Allen & Company calculated an implied per share equity value reference range for Vail Banks of between $13.13 and

$16.43. The proposed transaction price of $17.00 per share was above the range demonstrated by the discounted cash flow analysis, the results of which are summarized below:

        $ in millions, except per share amounts

		Terminal Multiple to 2010 Earnings
	Discount Rate
		12.0x	13.0x	14.0x
PV of Dividend	10.0%	$24	$24	$24
PV of Terminal Value		58	63	68

Total		$82	$87	$92
Per Share		$14.69	$15.56	$16.43

PV of Dividend	11.5%	$23	$23	$23
PV of Terminal Value		55	59	64

Total		$78	$82	$87
Per Share		$13.88	$14.69	$15.51

PV of Dividend	13.0%	$22	$22	$22
PV of Terminal Value		51	56	60

Total		$74	$78	$82
Per Share		$13.13	$13.89	$14.66

        The preparation of a fairness opinion is a complex process and involves various judgments and determinations as to the most appropriate and relevant assumptions and financial analyses and the application of those methods to the particular circumstances involved. Such an opinion is therefore not readily susceptible to partial analysis or summary description, and taking portions of the analyses set out above, without considering the analysis as a whole, would create an incomplete and misleading picture of the processes underlying the analyses considered in rendering the Allen & Company opinion. Allen & Company based its analysis on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions and industry-specific factors. Allen & Company did not form an opinion as to whether any individual analysis or factor, whether positive or negative, considered in isolation, supported or failed to support the Allen & Company opinion. In arriving at its opinion, Allen & Company considered the results of all its analyses and did not attribute any particular weight to any one analysis or factor. Allen & Company arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole and believes that the totality of the factors considered and analyses performed by Allen & Company in connection with its opinion operated collectively to support its determination as to the fairness of the per share consideration to be received by holders of Vail Banks common shares. The analyses performed by Allen & Company, particularly those based on estimates and projections, are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses.

        None of the public companies used in the comparable company analysis described above are identical to Vail Banks, and none of the precedent transactions used in the precedent transactions analysis described above are identical to the merger. Accordingly, an analysis of publicly traded comparable companies and comparable precedent transactions is not mathematical; rather it involves complex considerations and judgments concerning the differences in financial and operating characteristics of the companies and precedent transactions and other factors that could affect the value of Vail Banks and the public trading values of the companies and precedent transactions to which they were compared. The analyses do not purport to be appraisals or to reflect the prices at which any securities may trade at the present time or at any time in the future.

        The form and amount of consideration payable in the merger were determined through negotiations between Vail Banks and USB and were approved by the board of directors of Vail Banks.

Allen & Company's opinion was just one of the many factors taken into consideration by Vail Banks' board of directors. Consequently, Allen & Company's analysis should not be viewed as determinative of the decision of Vail Banks' board of directors with respect to the fairness of the consideration to be received by holders of Vail Banks common shares.

        Pursuant to the terms of Allen & Company's engagement letter, as compensation for its services, Vail Banks has agreed to pay Allen & Company a retainer of $250,000 and a success fee, if a transaction involving Vail Banks is consummated, equal to 2.5% of the total consideration paid in the merger, including change in control costs, payable upon completion of the merger. The $250,000 retainer will be credited toward any success fee. Vail Banks has also agreed to reimburse Allen & Company for reasonable out-of-pocket expenses incurred by Allen & Company in connection with its engagement and the transactions contemplated by the merger agreement, including reasonable fees and disbursements of its legal counsel. Vail Banks has agreed to indemnify Allen & Company against certain liabilities arising out of or in connection with Allen & Company's engagement.

        In the ordinary course of business, Allen & Company and its affiliates may actively trade the equity securities of Vail Banks, USB and/or other entities affiliated with USB, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or bank debt.

Operations of Vail Banks Following the Merger

        If the merger agreement is approved and adopted by Vail Banks' shareholders, certain other conditions to the closing of the merger are either satisfied or waived, Merger Sub will be merged with and into Vail Banks, with Vail Banks being the surviving corporation. Following the merger, Vail Banks will be a wholly-owned subsidiary of USB. If the merger is completed, Vail Banks' shareholders will have no interest in Vail Banks' net book value or net earnings. Following the merger, the entire interest in Vail Banks' net book value and net earnings will be held by USB.

Financing

        The merger agreement does not contain a financing condition, and USB's obligation under the merger agreement to complete the merger and to pay the aggregate merger consideration is not conditioned on USB obtaining third-party financing.

Interests of Vail Banks' Directors and Executive Officers in the Merger

        In considering the recommendation of Vail Banks' board of directors, Vail Banks' shareholders should be aware that Vail Banks' executive officers and members of its board of directors may have interests in the transaction that are different from, and/or maybe in addition to, the interests of Vail Banks' shareholders generally. These interests may present the directors and executive officers with actual or potential conflicts of interests, and these interests, to the extent material, are described below:

  •
  stock options for Vail Banks common shares held by our directors and executive officers, as well as those held by other Vail Banks' employees, will become fully vested and cancelled at the effective time of the merger in exchange for payments under the merger agreement;

  •
  restricted shares held by our directors and executive officers, as well as those held by other Vail Banks' employees, will become free from all risk of forfeiture and cancelled at the effective time of the merger in exchange for payments under the merger agreement;

  •
  certain of our executive officers and members of senior management are entitled to receive change in control payments upon the consummation of the merger, and other executive officers are entitled to change in control payments if their employment is terminated within a specified period following the merger;

  •
  the merger agreement provides for indemnification for our directors and executive officers with respect to any claims or liabilities arising out of their positions with Vail Banks prior to the merger and for the maintenance of directors' and officers' liability insurance covering directors and executive officers of Vail Banks for a period of two years following the merger.

        Vail Banks' board of directors in evaluating and negotiating the merger was aware of these different and/or additional interests and considered them, among other matters, and concluded that, in light of the terms of the merger, the interests of Vail Banks' shareholders and the fact that the arrangements giving rise to these interests were reasonable, the merger agreement is in the best interest of Vail Banks' shareholders.

Vail Banks Stock Options

        As of the record date, there were [474,099] common shares of Vail Banks reserved for issuance upon exercise of options granted to our directors and executive officers that remained outstanding and unexercised. The merger agreement provides that all outstanding options for Vail Banks common shares (including those held by our executive officers and directors), whether or not vested, will be converted into the right to receive, on a per option share basis, the excess, if any, of the $17.00 per share merger consideration over the exercise price payable in respect of the common shares issuable under such option, less applicable withholding tax.

        The table below sets forth, as of the record date, for each of Vail Banks' executive officers and directors, (i) the number of shares issuable upon exercise of outstanding options held by such executive officer or director and (ii) the aggregate value of all such "in-the-money" options as a result of the merger.

Name	Title	Number of Shares Underlying Options	Value of In-the-Money Options(1)
E.B. Chester, Jr.	Chairman of the Board of Directors	89,958	$714,576
Kay H. Chester	Director	12,000	$81,834
Byron A. Rose	Director	12,000	$81,834
Lisa M. Dillon	Vice-Chairman of the Board of Directors	110,810	$891,046
Gary S. Judd	Chief Executive Officer of Vail Banks and Director	0	$0
Donald L. Vanderhoof	Director	7,000	$39,519
Jack G. Haselbush	Director	4,000	$21,050
Dan E. Godec	Chief Executive Officer of WestStar Bank and Director	35,762	$267,083
George N. Gillett, Jr.	Director	3,000	$14,300
Raymond E. Verlinde	Senior Executive Vice President and Chief Administrative Officer	0	$0
Brady Burt	Chief Financial Officer	17,000	$51,580
Garner F. Hill II	Director	5,500	$32,394
James G. Flaum	Director	12,000	$81,834
S. David Gorsuch	Director	12,000	$81,834
Robert L. Knous, Jr.	Director	12,000	$81,834
Paul Ferguson	Senior Executive Vice President and Chief Credit Officer of WestStar Bank	17,500	$79,350
Kent Myers	Director	12,000	$81,834
Dennis R. Devor	Director	5,500	$32,394
All Directors and Executive Officers as a group (18 persons)		368,030	$2,634,296

(1)
An "In-the-Money" option is an option for which the option price of the underlying shares is less than the merger consideration of $17.00 per share.

        All directors and executive officers will receive cash in respect of their options in the amounts set forth above, less applicable withholding taxes.

Vail Banks Restricted Shares

        As of the record date, there were 340,429 restricted shares of Vail Banks granted to our directors and executive officers that remained outstanding. The merger agreement provides that all restricted shares (including those held by our executive officers and directors), whether or not vested, will be converted into the right to receive, on a per restricted share basis, $17.00 per share merger consideration less applicable withholding taxes.

        The table below sets forth, as of the record date, for each of Vail Banks' executive officers and directors, (i) the number of restricted shares held by such executive officer or director and (ii) the aggregate value of all such restricted shares that will be paid in cash upon the closing of the merger:

Name	Title	Number of Restricted Shares	Value of Restricted Shares(1)
E.B. Chester, Jr.	Chairman of the Board of Directors	70,351	$1,195,967
Kay H. Chester	Director	0	$0
Byron A. Rose	Director	0	$0
Lisa M. Dillon	Vice-Chairman of the Board of Directors	39,558	$672,486
Gary S. Judd	Chief Executive Officer of Vail Banks and Director	156,000	$2,652,000
Donald L. Vanderhoof	Director	0	$0
Jack G. Haselbush	Director	0	$0
Dan E. Godec	Chief Executive Officer of WestStar Bank and Director	38,520	$654,840
George N. Gillett, Jr.	Director	0	$0
Raymond E. Verlinde	Senior Executive Vice President and Chief Administrative Officer	36,000	$612,000
Brady Burt	Chief Financial Officer	0	$0
Garner F. Hill II	Director	0	$0
James G. Flaum	Director	0	$0
S. David Gorsuch	Director	0	$0
Robert L. Knous, Jr.	Director	0	$0
Paul Ferguson	Senior Executive Vice President and Chief Credit Officer of WestStar Bank	0	$0
Kent Myers	Director	0	$0
Dennis R. Devor	Director	0	$0
All Directors and Executive Officers as a group (18 persons)		340,429	$5,787,293

(1)
Based on the merger consideration of $17.00 per share.

Change in Control Agreements

        Several of Vail Banks' executive officers, some of whom are also members of the board of directors of Vail Banks, and some members of the board of directors of Vail Banks have entered into agreements with Vail Banks that provide for the payment of sums in the event that Vail Banks experiences a "change in control" as defined in those agreements and, in some cases, the employee is terminated without good cause or the employee terminates the employment for good reason, as those terms are defined in the agreements. The consummation of the transactions contemplated by the merger agreement may trigger the change in control payments.

        In particular, the change in control payments with the following individuals will be triggered when Vail Banks and USB receive the required governmental approvals of the merger: Lisa M. Dillon; Dan E. Godec; Raymond E. Verlinde; Gary S. Judd; and Dalton Williams.

        Agreements with the following individuals provide for payments to those individuals after receiving governmental approval for the merger if the employee's employment is terminated for other than for cause or the employee terminates employment for good reason within a specified period, typically twelve months, following the change in control: Paul M. Ferguson; Brady Burt; Tricia Maxon; R. Lance Michaels; Terry Ann Sherrill; and Joseph Wolf.

        Additionally, in connection with the Merger Agreement, on May 31, 2006, Vail Banks entered into an agreement with E.B. Chester, the Chairman of the Board of Vail Banks. This agreement supersedes the Change in Control and Compensation Agreements previously entered into between Vail Banks and Mr. Chester. This agreement specifies the timing required for Vail Banks to make payments to Mr. Chester otherwise required to be made over three (3) years under those superseded agreements, which will occur in two payments, (1) a lump sum payment in the amount of $463,500 at the time of the closing of the Merger, and (2) a lump sum payment in the amount of $712,737 on or before January 2, 2007. This agreement also provides for the continuation of certain benefits for up to three years and for tax gross-up payments estimated to be approximately $1,873,000. Also in connection with the merger, Vail Banks intends to terminate its agreement with Eighty Charlie, LLC, a company owned by Mr. Chester and his wife, Kay Chester, pursuant to which Vail Banks currently uses an aircraft owned by Eighty Charlie, LLC.

        The total amount expected to be paid under all change in control agreements is dependent upon the number of employees whose employment is terminated without cause or who terminate employment for good reason. The maximum amount of change in control payments that could be paid under the change in control agreements, including the agreement with Mr. Chester entered into on May 31, 2006 as described above, is estimated to be approximately $7.9 million.

Indemnification and Insurance

        USB has agreed to indemnify, to the same extent as provided in our articles of incorporation and bylaws, each of our present and former directors and officers against all expenses, losses and liabilities incurred in connection with any claim, proceeding or investigation arising out of any act or omission in their capacity as an officer or director occurring on or before the effective time of the merger.

        In addition, the merger agreement requires that the surviving corporation maintain in effect, for a period of two (2) years after the effective time of the merger, our current directors' and officers' liability insurance policies with respect to matters occurring prior to the effective time or obtain policies of at least the same coverage, subject to a maximum annual premium of $250,000. If the annual premiums of insurance coverage exceed $250,000, the surviving corporation must obtain a policy with the greatest coverage available for a cost not exceeding $250,000.

Certain Relationships and Related Transactions

        In connection with the merger agreement, on May 31, 2006, Vail Banks entered into an agreement with E.B. Chester, the Chairman of the Board of Vail Banks. This agreement, upon consummation of the merger, supersedes the Change in Control and Compensation Agreements previously entered into between Vail Banks and Mr. Chester. This agreement specifies the timing required for Vail Banks to make payments to Mr. Chester otherwise required to be made over three (3) years under those superseded agreements, which will occur in two payments, (1) at the time of the closing of the merger, and (2) on or before January 2, 2007. The agreement also provides for the continuation of certain benefits and tax gross-up payments as described above.

        Additionally, our directors and certain executive officers (who are also directors) entered into the Support Agreement described in more detail under the heading "The Merger—Support Agreement."

Material U.S. Federal Income Tax Consequences

        The following discusses, subject to the limitations stated below, the material U.S. federal income tax consequences of the merger to U.S. holders of our common shares whose common shares of Vail

Banks are converted into the right to receive cash in the merger (whether upon the receipt of the merger consideration or pursuant to the proper exercise of appraisal rights). Non-U.S. holders of our common shares may have different tax consequences than those described below and are urged to consult their tax advisors regarding the tax treatment to them under U.S. and non-U.S. tax laws. We base this summary on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable current and proposed U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis.

        For purposes of this discussion, we use the term "U.S. holder" to mean a beneficial owner of Vail Banks common shares that is:

  •
  a citizen or individual resident of the U.S. for U.S. federal income tax purposes;

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  a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any State or the District of Columbia;

  •
  a trust if it (1) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

  •
  an estate the income of which is subject to U.S. federal income tax regardless of its source.

        The U.S. federal income taxes of a partner in a partnership holding our common shares will depend on the status of the partner and the activities of the partnership. Partners in a partnership holding common shares of Vail Banks should consult their own tax advisors.

        This discussion assumes that you hold the common shares of Vail Banks as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income tax that may be relevant to you in light of your particular circumstances, or that may apply to you if you are subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, dealers in securities or foreign currencies, traders in securities who elect to apply a mark-to-market method of accounting, tax-exempt organizations, financial institutions, mutual funds, partnerships or other pass through entities for U.S. federal income tax purposes, non-U.S. persons, shareholders who hold common shares of Vail Banks as part of a hedge, straddle, constructive sale or conversion transaction, shareholders who acquired their common shares of Vail Banks through the exercise of employee stock options, the receipt of restricted shares or other compensation arrangements or shareholders who hold (actually or constructively) an equity interest in the surviving corporation after the merger). In addition, the discussion does not address any tax considerations under state, local or non-U.S. laws or U.S. federal laws that may apply to you other than those pertaining to the U.S. federal income tax. We urge you to consult your own tax advisor to determine the particular tax consequences to you, including the application and effect of any state, local or non-U.S. income and other tax laws, of the receipt of cash in exchange for our common shares pursuant to the merger.

        The receipt of cash in the merger (whether as merger consideration or pursuant to the proper exercise of appraisal rights) by U.S. holders of our common shares will be a taxable transaction for U.S. federal income tax purposes (and may also be a taxable transaction under applicable state, local and foreign tax laws). In general, for U.S. federal income tax purposes, a U.S. holder of our common shares will recognize gain or loss equal to the difference between:

  •
  the amount of cash received in exchange for such common shares and

  •
  the U.S. holder's adjusted tax basis in such common shares.

        Such gain or loss will be capital gain or loss. If the holding period in our common shares surrendered in the merger is greater than one year as of the date of the merger, the gain or loss will be long-term capital gain or loss. The deductibility of a capital loss recognized on the exchange is subject to limitations under the Code. Certain U.S. holders, including individuals, are eligible for preferential rates of U.S. federal income tax in respect of long-term capital gains. If you acquired different blocks of our common shares at different times and different prices, you must calculate your gain or loss and determine your adjusted tax basis and holding period separately with respect to each block of our common shares.

        Under the Code, as a U.S. holder of our common shares, you may be subject to information reporting on the cash received in the merger unless an exemption applies. Backup withholding may also apply (currently at a rate of 28%) with respect to the amount of cash received in the merger, unless you provide proof of an applicable exemption or a correct taxpayer identification number, and otherwise comply with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the Internal Revenue Service in a timely manner. Each U.S. holder should consult its own tax advisor as to the qualifications for exemption from backup withholding and the procedures for obtaining such exemption.

Regulatory Approvals

        On June [    •    ], 2006 Vail Banks and USB made the required filings with the Board of Governors of the Federal Reserve System and the Colorado Division of Banking to gain approval of the merger. The applicable waiting period expires on [    •    ].

        Except as noted above with respect to the required filings with the Board of Governors of the Federal Reserve System, the Colorado Division of Banking and the filing of a articles of merger in Colorado at or before the effective date of the merger, we are unaware of any material federal, state or foreign regulatory requirements or approvals required for the execution of the merger agreement or completion of the merger.

        Under the merger agreement, Vail Banks and USB have agreed to use their reasonable best efforts to obtain all required governmental approvals in connection with the execution of the merger agreement and completion of the merger.

Shareholder Support Agreement

        In connection with and in order to induce USB to enter into the merger agreement, our directors and certain executive officers (who are also directors) (the "Reporting Persons") each entered into the Support Agreement with USB. The Support Agreement is filed as Appendix B hereto and is incorporated herein by reference. Pursuant to the terms of the Support Agreement, the Reporting Persons agreed to be present at any special meeting called for the purpose of voting on the merger agreement and vote all of such Reporting Person's shares (including all shares acquired through the exercise of options held by the Reporting Person at the time of entering into the Support Agreement) (i) in favor of the adoption of the merger agreement (whether or not recommended by the board of directors of Vail Banks), and (ii) against any action, agreement, transaction or proposal that (A) is made in opposition to, or in competition or inconsistent with, the merger or the merger agreement, (B) relates to a competing transaction or acquisition transaction (as those terms are defined in the merger agreement) or (C) could otherwise prevent, impede or delay the consummation of the merger or the other transactions contemplated by the merger agreement. Further, each Reporting Person revoked all prior proxies granted to other persons in respect of the Reporting Person's shares, and granted USB and Merger Sub a proxy coupled with an interest to be present at and vote shares in the manner described above.

        In addition, the Reporting Persons agreed that, during the term of the Support Agreement, each Reporting Person will not (i) tender into any tender or exchange offer or otherwise directly or indirectly transfer any shares (or any rights, options or warrants to acquire Vail Banks common shares), or (ii) grant any proxies with respect to the Reporting Person's shares, deposit such shares into a voting trust, enter into a voting agreement with respect to any of such shares or otherwise restrict the ability of such Reporting Person freely to exercise all voting rights with respect thereto. These restrictions on transfer are no longer effective after the earlier of (i) the merger agreement being approved by the Vail Banks shareholders, or (ii) 90 days from the date of the Support Agreement, except that any transfer in the event of (ii) may only be executed if the transferee agrees to be bound by a negotiated agreement similar to the Support Agreement.

        The Reporting Persons agreed not to seek or solicit any acquisition or sale, assignment, transfer, encumbrance of or other disposition or any contract, option or other arrangement or understanding related to the Reporting Person's shares, and agreed to notify USB promptly if the Reporting Person becomes aware of any such activities. The Reporting Persons also agreed to waive all dissenters' rights. Accordingly, USB may be deemed to have shared voting and dispositive power over the shares with each of the Reporting Persons.

THE MERGER AGREEMENT

        The summary of the material terms of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement and, a copy of which is attached to this proxy statement as Appendix A and which we incorporate by reference into this document. This summary may not contain all of the information about the merger agreement that is important to you. We encourage you to read carefully the merger agreement in its entirety.

Executive Summary

        What follows is a bullet point summary of the basic terms of the merger agreement.

  •
  Merger Sub will merge with and into Vail Banks, with Vail Banks surviving the merger and becoming a wholly-owned subsidiary of USB.

  •
  Each outstanding Vail Banks common share (including outstanding restricted shares) will be converted into the right to receive cash equal to $17.00 per share, less any applicable withholding taxes with respect to restricted shares.

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  If the merger is completed, all shareholders of Vail Banks will be entitled to receive $17.00 in cash, without interest, for each common share of Vail Banks that each such shareholder owns.

  •
  A subsidiary of USB will act as the exchange agent and will pay Vail Banks' shareholders or option holders their share of the merger consideration to which each is entitled as promptly as practicable after receipt of a properly completed letter of transmittal and the related items described in the letter of transmittal. If a properly completed letter of transmittal and related items required by the letter of transmittal are delivered to the exchange agent prior to closing, Vail Banks expects the merger consideration will be paid on or about the date of closing.

  •
  The closing will occur no later than five business days after regulatory approval, expected to be in the fourth quarter of 2006, but in no event later than December 31, 2006.

  •
  The merger agreement contains customary negotiated representations and warranties of Vail Banks and USB.

  •
  The merger agreement also contains customary negotiated post-signing covenants relating to the operation of Vail Banks' business until the merger is approved by Vail Banks' shareholders. These include limits on the following: non-solicitation, issuance of shares, capital expenditures, investments, asset sales, change of accounting, amendment of benefit plans and salary increases and bonus payments, borrowings, new offices, affiliate loans, litigation, change in lending practices and other matters. Certain planned Vail Banks activities are excepted from these restrictions, and in any event, activities undertaken with USB's consent are permitted.

  •
  Vail Banks is required to hold a special meeting promptly after signing of the merger agreement to seek to obtain shareholder approval (by 2/3 vote) of the merger.

  •
  The board is required to recommend the merger to the shareholders, unless the board determines in good faith, in light of a superior competing transaction, that failure to withdraw, modify or qualify its recommendation or take any other action or make a public statement inconsistent with such recommendation would result in a breach of its fiduciary duties under applicable Colorado law.

  •
  Even if the board changes its recommendation to the shareholders, the merger agreement must be voted on by the shareholders at the special meeting.

  •
  The merger agreement provides that employees who continue to be employed by USB post-closing will be given credit for their years of service at Vail Banks and receive benefits similar to all other employees of USB of the same level and tenure.

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  Each Vail Banks employee who is terminated after the merger will receive severance equal to one week for each year of service to Vail Banks not to exceed 24 weeks.

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  USB agrees to indemnify all employees, officers and directors of Vail Banks for expenses related to litigation that arises in relation to that party's service to Vail Banks or out of the merger agreement for 5 years following the closing.

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  USB agrees to purchase a two year D&O "tail" insurance policy.

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  The merger agreement contains closing conditions, including:

  •
  Neither USB nor Vail Banks is obligated to close in the event that (1) there has not been the required 2/3 approval or shareholders, (2) the required regulatory approvals have not been received, (3) an injunction has been issued or is pending preventing the consummation of the merger, (4) any representation or warranty made by the other party is not materially true as of the signing or closing, or (5) the other party has not performed in all material respects all covenants and agreements required to be performed by it.

  •
  USB is not obligated to close in the event that (1) there are more than 6,080,334 Vail Banks common shares issued and outstanding or reserved for issuance upon exercise of Vail Banks options or otherwise, (2) the consent to the merger by all third parties to contracts which require consent for the transaction have not been obtained, unless the failure to obtain the consent would not result in a "material adverse effect" on Vail Banks or the surviving corporation, (3) there have been changes in the business, operations, condition (financial or otherwise), assets or liabilities of Vail Banks or any Subsidiary (regardless of whether or not such events or changes are inconsistent with the representations and warranties given in the Agreement) that individually or in the aggregate have had or would have a material adverse effect on Vail Banks, or (4) the total number of dissenting shares exceeds 10% of the issued and outstanding common shares of Vail Banks as of the closing date.

  •
  The merger agreement may be terminated as follows:

  •
  upon mutual consent of the parties;

  •
  by either party upon the failure (1) to obtain the required regulatory approval, (2) to close the merger by December 31, 2006, or (3) to obtain shareholder approval of the merger;

  •
  by either party if the other party materially breaches any representations, warranties, covenants or agreements set forth in the merger agreement; or

  •
  by USB if Vail Banks fails to hold the special meeting, the board fails to recommend approval of the merger to Vail Banks' shareholders or the board changes its recommendation to approve the merger or Vail Banks violates materially the non-solicitation provisions.

  •
  The merger agreement provides that Vail Banks shall pay a breakup fee equal to 4.0% of the aggregate merger consideration (approximately $3.95 million) to USB in the event that the merger agreement is terminated under any of the following circumstances (1) Vail Banks willfully breaches the merger agreement, (2) our board of directors fails to recommend the merger to the shareholders or changes its recommendation, or (3) the shareholders do not approve the merger at our shareholder meeting and prior to that meeting a competing proposal is made by a third party, or the merger does not close by December 31, 2006 or Vail Banks breaches the merger agreement and in either case prior to such termination a competing proposal is made by a third party, and in each case Vail Banks enters into a letter of intent or definitive agreement with a third party for, or consummates, the acquisition of Vail Banks within 12 months of termination.

Structure and Effective Time

        At the effective time of the merger, Merger Sub will merge with and into Vail Banks. Upon completion of the merger, Merger Sub will cease to exist as a separate entity and Vail Banks will continue as the surviving corporation and a subsidiary of USB. All of Vail Banks' and Merger Sub's properties, assets, rights, privileges, immunities, powers and purposes, and all of their liabilities, obligations and penalties, will become those of the surviving corporation. Following the completion of the merger, our common shares will be delisted from NASDAQ, deregistered under the Securities Exchange Act of 1934, as amended, and no longer publicly traded.

        The effective time of the merger will occur at the time that we file the articles of merger with the Secretary of State of the State of Colorado (or at such later time as is specified in the articles of merger) on the closing date of the merger. The closing date will occur no later than 5 business days after regulatory approval and the satisfaction or waiver of all of the conditions set forth in the merger agreement.

Treatment of Common Shares, Outstanding Options and Restricted Shares

Vail Banks Common Shares

        At the effective time of the merger, each of our common shares issued and outstanding immediately prior to the effective time of the merger will automatically be cancelled and converted into the right to receive $17.00 in cash, without interest, other than our common shares:

  •
  held by USB or Merger Sub immediately prior to the effective time of the merger, all of which will be cancelled without any payment; and

  •
  as to which Vail Banks' shareholders validly exercise and perfect their dissenters' rights in compliance with Colorado law, which will be subject to a "fair value" determination in accordance with Colorado law.

        After the effective time of the merger, each of our outstanding share certificates will represent only the right to receive the merger consideration. The merger consideration paid upon surrender of each certificate will be paid in full satisfaction of all rights pertaining to our common shares represented by that certificate.

Vail Banks Options

        At the effective time of the merger, option holders will receive the excess, if any, of the $17.00 per share merger consideration over the per share exercise price of their options, less any withholding taxes, for each option share that they hold, whether or not the option is then vested.

Vail Banks Restricted Shares

        At the effective time of the merger, holders of restricted shares will receive the $17.00 per share merger consideration, less any withholding taxes, for each restricted share that they hold, whether or not such restricted shares are then vested.

Exchange and Payment Procedures

        At or prior to the effective time of the merger, USB will deposit an amount of cash sufficient to pay the merger consideration to each holder of our common shares with one of its affiliate entities (the

"paying agent"). Pursuant to a separate mailing you will receive a letter of transmittal and instructions that will instruct you how to surrender your common share certificates in exchange for the merger consideration.

        You should not return your share certificates with the enclosed proxy card, and you should not forward your share certificates to the paying agent without a letter of transmittal.

        You will not be entitled to receive the merger consideration until you surrender your Vail Banks common share certificate or certificates, together with a duly completed and executed letter of transmittal and any other documents in accordance with the letter of transmittal and instructions. The merger consideration may be paid to a person other than the person in whose name the corresponding certificate is registered if the certificate is properly endorsed or is otherwise in the proper form for transfer. The paying agent will pay any such Vail Banks' shareholder or optionholder their share of the merger consideration to which each is entitled as promptly as practicable after receipt of a properly completed letter of transmittal and the related items described in the letter of transmittal. If a properly completed letter of transmittal and related items required by the letter of transmittal are delivered to the exchange agent prior to closing, Vail Banks expects the merger consideration will be paid on or about the date of closing.

        No interest will be paid or will accrue on the cash payable upon surrender of the certificates. Each of the paying agent, Vail Banks and USB will be entitled to deduct and withhold any applicable taxes relating to options or restricted shares from the merger consideration and pay such withholding amount over to the appropriate taxing authority.

        At the effective time of the merger, our share transfer books will be closed, and there will be no further registration of transfers of outstanding shares of our common stock. If, after the effective time of the merger, certificates are presented to the surviving corporation or the paying agent for transfer or any other reason, they will be cancelled and exchanged for the merger consideration.

        None of the paying agent, USB or Vail Banks will be liable to any person for any shares or cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any portion of the merger consideration deposited with the paying agent that remains undistributed to the holders of certificates evidencing our common shares for one year after the effective time of the merger, will be delivered, upon demand, to the surviving corporation. Holders of certificates who have not surrendered their certificates within one year after the effective time of the merger may only look to the surviving corporation for the payment of the merger consideration.

        If you have lost a certificate, or if it has been stolen or destroyed, then you will be required to make an affidavit of that fact before you will be entitled to receive the merger consideration. In addition, if required by the surviving corporation, you will have to post a bond in a reasonable amount determined by the surviving corporation indemnifying the surviving corporation against any claims made against it with respect to the lost, stolen or destroyed certificate.

Articles of Incorporation and Bylaws

        The articles of incorporation and bylaws of Merger Sub in effect immediately prior to the effective time of the merger, will be the articles of incorporation and bylaws of Vail Banks, as the surviving corporation, except that the name of the surviving corporation shall continue to be "Vail Banks, Inc."

Representations and Warranties

        In the merger agreement, Vail Banks made representations and warranties to USB. The material representations and warranties of Vail Banks involve the following matters:

  •
  the proper organization and good standing of Vail Banks and its subsidiary WestStar Bank;

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  capitalization of Vail Banks;

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  existence of corporate power and authority of Vail Banks to execute, deliver and perform its various obligations under the transaction documents;

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  board approval of the merger agreement;

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  a listing of all consents and approvals required to complete the merger;

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  accurate disclosure of loan portfolio and timely filing of reports;

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  proper presentation of financial statements;

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  Vail Banks' filings with the Board of Governors of the Federal Reserve System, FDIC and Colorado Division of Banking comply in all material respects with applicable requirements;

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  no broker's fees other than a fee to Allen & Company;

  •
  absence of any material adverse change in Vail Banks;

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  absence of legal proceedings;

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  timely filing of tax returns and absence of tax claims;

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  existence of employee benefit plans and material compliance with applicable law;

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  existence of material contracts and their effectiveness;

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  absence of regulatory agreements with banking regulators;

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  material compliance with environmental law;

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  adequacy of loss reserves;

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  existence of properties and assets, absence of encumbrances, and existence of good title;

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  existence of insurance policies;

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  operations in material compliance with applicable laws;

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  existence of loans, their material compliance with applicable laws, proper organization of loan information, and proper perfection of security interests;

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  accuracy of information regarding Vail Banks to be included in this document;

  •
  receipt of the fairness opinion of Allen & Company; and

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  board approval of the merger agreement and waiver of any applicable state anti-takeover laws.

        In the merger agreement, USB made representations and warranties to Vail Banks. The material representations and warranties of USB involve the following matters:

  •
  the proper organization and good standing of USB;

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  existence of corporate power and authority to execute, deliver and perform USB's obligations under the transaction documents;

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  a listing of all regulatory consents and approvals to complete the merger;

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  absence of material regulatory agreements or legal proceedings;

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  adequate resources are available to pay the merger consideration at closing;

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  accuracy of information regarding USB to be included in this document; and

  •
  no broker's fees.

Covenants

Conduct of Our Business Pending the Merger

        The merger agreement contains various restrictions on the operations of Vail Banks before the effective time of the merger. In general, the merger agreement obligates Vail Banks to continue to carry on its businesses in the ordinary course consistent with past practices and with prudent banking practices, with specific limitations on the lending activities and other operations of Vail Banks. Subject to certain exceptions or unless USB gives its written consent, we and our subsidiaries are prohibited from:

  •
  declaring any dividends or other distributions on its capital stock other than regular quarterly cash dividends on our common shares not to exceed $0.07 per share;

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  splitting, combining or reclassifying any of its capital stock;

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  issuing or authorizing or proposing the issuance of any securities, other than the issuance of additional shares of Vail Banks' common stock upon the exercise or fulfillment of rights or options issued or existing under Vail Banks' stock option plan in accordance with their present terms;

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  amending its articles of incorporation or bylaws;

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  making individual capital expenditures in excess of $50,000, or capital expenditures of $250,000 in the aggregate;

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  entering any new line of business;

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  acquiring an equity interest in or the assets of other business organizations by purchase, merger, consolidation or otherwise, except in connection with foreclosures, settlements or troubled loan restructurings, or in the ordinary course of business consistent with prudent banking practices;

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  selling, transferring, mortgaging, encumbering or otherwise disposing of any properties or assets to any entity other than a subsidiary of Vail Banks or canceling, releasing or assigning any material amount of indebtedness, in each case other than in the ordinary course of business consistent with past practices;

  •
  taking any action that may result in any of its representations and warranties contained in the merger agreement becoming untrue or in any of the applicable conditions contained in the merger agreement not being satisfied;

  •
  changing its principles, practices or methods of accounting in effect at December 31, 2005, except as required by changes in regulatory or generally accepted accounting principles;

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  adopting or amending any employment agreements between Vail Banks or its subsidiaries and their employees and directors, or promoting an employee to a rank more senior than vice president;

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  entering into, modifying or renewing any agreement or arrangement providing for the payment to any director, officer or employer of compensation or benefits;

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  hiring any new employee at an annual rate of compensation in excess of $65,000;

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  incurring any indebtedness for borrowed money or assuming the obligations of a third party, except for Federal Home Loan Bank advances or short-term borrowings with a maturity of six months or less in the ordinary course consistent with past practices;

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  selling, opening or closing any banking or other office;

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  making any equity investments, or commitments to make such an investment, in real estate, other than in connection with foreclosures or settlements in lieu of foreclosures or troubled loan restructurings, in the ordinary course of business consistent with past banking practices;

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  making any new loans or modifying the terms of any existing loans with any affiliated person of Vail Banks in excess of $50,000 in the aggregate;

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  incurring any deposit liabilities, other than in the ordinary course of business consistent with past practice;

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  purchasing any loans or selling, purchasing or leasing any real property other than consistent with past practices;

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  originating any loans or acquiring any investment securities or make any capital contributions to any person, except in accordance with existing Vail Banks lending policies and practices and in the ordinary course of business consistent with past practice;

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  making any investment, except in accordance with existing Vail Banks lending policies and practices and in the ordinary course of business consistent with past practice, or any investments in derivative securities, or engage in any forward commitments, future transactions, financial options or other hedging or arbitrage transactions;

  •
  selling or purchasing any mortgage loan servicing rights;

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  foreclosing upon or taking a deed or title to any commercial real estate without obtaining a Phase I environmental assessment of the property that determines no remediation is required;

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  proposing, commencing or settling any legal, administrative, other proceeding, claim, action or investigation of any nature, other than settlements of loan related proceedings with borrowers in the ordinary course of business consistent with past practice, involving amounts in excess of $50,000;

  •
  filing or amending any tax return other than in the ordinary course of business, or making, changing or revoking any material tax election, or surrendering or extending any material claim for a refund of taxes, or settling any material tax liability;

  •
  restructuring or materially changing our investment securities portfolio or our gap position, unless required by GAAP or regulatory accounting requirements applicable to us, or reclassifying any investment security from held-to-maturity or available for sale to trading other than in the ordinary course of business and after prior consultation with UBS;

  •
  changing in any material respect the policies, practices and procedures governing the lending operations of Vail Banks and its subsidiaries, including the policies, practices and procedures governing credit and collection matters;

  •
  entering into any contract or agreement that would be a material contract or terminating, amending in any material respect, or releasing or waiving any material rights under any material contract, including any provisions of any confidentiality, standstill or similar agreements in place with any third parties; or

  •
  agreeing or committing to do any of the actions listed above.

No Solicitation of Transactions

        Under the merger agreement, Vail Banks generally may not, and must instruct its officers, directors, employees, agents and other representatives not to, maintain, initiate, solicit or encourage (including by way of furnishing information or assistance) or take any other action to facilitate any inquiries or the making of any proposal that constitutes or reasonably may be expected to lead to any

"competing proposal." The merger agreement also prohibits Vail Banks from holding discussions or negotiations relating to any competing proposal and from agreeing to or endorsing any competing proposal.

        The merger agreement defines a "competing proposal" as (i) a transaction pursuant to which any person or group, directly or indirectly, acquires 10% or more of the outstanding common shares of Vail Banks or new any new capital stock that would result in any person beneficially owing 10% or more of the voting securities of Vail Banks, whether from Vail Banks or pursuant to a tender offer, exchange offer or other acquisition, (ii) any merger, share exchange, consolidation, recapitalization or other business combination involving Vail Banks or otherwise involving 10% or more of the fair market value of the business of Vail Banks, or (iii) any transaction pursuant to which any person or group acquires or would acquire Vail Banks or any business line of Vail Banks that constitutes 10% or more of the fair market value of all the assets, net revenues or net income or assets of Vail Banks immediately prior to such transaction.

        Notwithstanding the above restrictions, in connection with a "superior competing transaction" and subject to other specified conditions, Vail Banks will be permitted to furnish information with respect to, or enter into discussions or negotiations with, any person that makes an unsolicited bona fide proposal to acquire Vail Banks; provided, however, that (a) the special meeting of Vail Banks' shareholders to consider the merger has not occurred; (b) the Vail Banks board of directors has determined in good faith, after consultation with outside legal counsel, that failure to take such action would result in a breach of its fiduciary duties to shareholders imposed by Colorado law; (c) Vail Banks provides prior written notice to USB of its decision to take such action; (d) Vail Banks receives an executed confidentiality agreement on terms no less favorable to Vail Banks than those contained in the confidentiality agreement between USB and Vail Banks; and (e) Vail Banks keeps USB informed, on a current basis, of the status and details of any such discussions or negotiations.

        The merger agreement defines a "superior competing transaction" as any bona fide written "competing proposal" which the board determines in its good faith judgment (based on the opinion of Allen & Company, or another financial advisor of nationally recognized reputation, and after taking into account the likelihood of completion of such transaction on the terms set forth therein (as compared to, and with due regard for, the terms herein) and all appropriate legal (with the advice of outside counsel), financial (including the financing terms of any such proposal), regulatory and other aspects of such proposal and any other relevant factors permitted under applicable law) to be more favorable to its shareholders from a financial point of view than the merger; provided that for purposes of the definition of "superior competing transaction", the references to "10% or more" in the definition of "competing transaction" shall be deemed to be references to "a majority".

Employee Benefits

        To the extent permissible under applicable law, USB shall recognize, solely for purposes of determining eligibility and vesting under any 401(k) plan maintained by USB, the service of any Vail Banks employee who becomes an employee of USB or a subsidiary of USB at the effective time and such service shall also include any service with a predecessor of Vail Banks to the extent that such service was credited for eligibility and vesting purposes under Vail Banks' 401(k) plan.

        Employees of Vail Banks who become employees of USB or a subsidiary of USB after the merger will (i) be eligible for employee benefits that USB or a subsidiary of USB, as the case may be, provides to similarly situated employees generally and, except as set forth in the next paragraph, on substantially the same basis as is applicable to such employees, (ii) be given credit with respect to the satisfaction of the limitations as to pre-existing condition exclusions, evidence of insurability requirements and waiting periods for participation and coverage under USB's group health, life insurance and disability plans equal to the credit that any such employee had received as of the effective time towards the satisfaction of any such limitations and waiting periods under the comparable plans of Vail Banks, and (iii) have waived preexisting condition limitations to the same extent waived under the corresponding Vail Banks plan.

        Vail Banks full-time employees who are not offered full-time employment with USB or any of its subsidiaries as of the closing date of the merger or who are terminated by USB or an employing subsidiary of USB following the closing date of the merger, will be eligible to receive severance benefits equal to the one week base pay for each year of employment by Vail Banks at a rate of pay equal to such employee's base pay as of the termination date, but in no event more than 24 weeks of base pay.

        In addition, USB has agreed to cause the surviving corporation following the closing of the merger to make all required payments to employees of Vail Banks which are required by the terms of severance or employment agreements in effect as of May 31, 2006, the date of the merger agreement.

Agreement to Take Further Action and to Use Reasonable Best Efforts

        Subject to the terms and conditions of the merger agreement, each of the parties to the merger agreement has agreed to cooperate with the other parties and to use their respective reasonable best efforts to promptly:

  •
  take, or cause to be taken, all actions, and do, or cause to be done, all things, necessary, proper or advisable to cause the conditions to the closing of the merger to be satisfied as promptly as practicable and to consummate, in the most expeditious manner practicable, the transactions contemplated by the merger agreement; and

  •
  obtain all material approvals, consents, registrations, permits, authorizations and other confirmations from any governmental authority or third party necessary, proper or advisable to consummate the transactions contemplated by the merger agreement.

        Without limiting the generality of the foregoing undertakings:

  •
  the parties to the merger agreement have also agreed to provide or cause to be provided as promptly as practicable to governmental authorities with regulatory jurisdiction over enforcement of any applicable antitrust laws ("governmental antitrust authorities") information and documents requested by any such governmental authority or necessary, proper or advisable to permit consummation of the transactions contemplated by the merger agreement

  •
  Vail Banks agreed to terminate any existing discussions or negotiations with any person for which Vail Banks had been in contact with related to the sale of Vail Banks prior to execution of the merger agreement; and

  •
  Vail Banks agreed to use its reasonable best efforts to (x) take all action necessary, proper or advisable to comply promptly with all legal requirements and (y) seek and obtain all required prior consents from all applicable governmental authorities to the indirect transfer of control of Vail Banks.

        In no event, however, are USB or Merger Sub obligated to propose or agree to accept any undertaking or condition, to enter into any consent decree, to make any divestiture, to accept any operational restriction, or take any other action that, in the reasonable judgment of USB, could be unduly burdensome or otherwise materially reduce the benefits for which USB bargained.

Conditions to the Merger

        Under the merger agreement, USB and Vail Banks are not obligated to complete the merger unless the following conditions are satisfied:

  •
  the merger agreement and the merger are approved and adopted by the affirmative vote of the holders of at least two-thirds of the outstanding common shares of Vail Banks entitled to cast votes at the special meeting;

  •
  all required regulatory approvals are obtained and remain in full force and effect, all statutory waiting periods related to these approvals have expired, and none of the regulatory approvals or statutory waiting periods contains a non-customary provision that materially alters the benefits for which USB bargained in the merger agreement; and

  •
  no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the merger or any of the other transactions contemplated by the merger agreement from taking place is in effect, and no statute, rule, regulation, order, injunction or decree is enacted, entered, promulgated or enforced by any governmental entity which prohibits, restricts or makes illegal the consummation of the merger.

        USB is not obligated to complete the merger unless the following additional conditions are satisfied or waived:

  •
  the representations and warranties of Vail Banks contained in the merger agreement are true and correct in all material respects as of the date of the merger agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the closing date of the merger as though made on and as of the closing date;

  •
  Vail Banks performs in all material respects all covenants and agreements contained in the merger agreement to be performed by Vail Banks at or prior to the closing date;

  •
  Vail Banks obtains the consents, approvals or waivers of each person whose consent or approval is required in order to permit the succession by USB pursuant to the merger to any obligation, right or interest of Vail Banks under any Vail Banks material contract, except where the failure to obtain consents, approvals or waivers will not have a material adverse effect on Vail Banks;

  •
  no changes, other than changes contemplated by the merger agreement, in the business, operations, condition (financial or otherwise), assets or liabilities of Vail Banks (regardless of whether or not such events or changes are inconsistent with the representations and warranties given in the merger agreement) occur that individually or in the aggregate have or would reasonably be expected to have a material adverse effect on Vail Banks; and

  •
  The total number of dissenting shares does not exceed 10% of the issued and outstanding common shares of Vail Banks as of the closing date.

        Vail Banks is not obligated to complete the merger unless the following additional conditions are satisfied or waived:

  •
  the representations and warranties of USB contained in the merger agreement are true and correct in all material respects as of the date of the merger agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the closing date of the merger as though made on and as of the closing date; and

  •
  USB performs in all material respects all covenants and agreements contained in the merger agreement required to be performed by it at or prior to the closing date.

Termination

        Before or after Vail Banks shareholders approve the merger agreement, it may be terminated:

  •
  by mutual written consent of USB and Vail Banks;

  •
  by USB or Vail Banks upon written notice if 30 days pass after any required regulatory approval is denied or regulatory application is withdrawn at a regulator's request unless action is taken during the 30 day period for a rehearing or to file an amended application;

  •
  by USB or Vail Banks if the merger has not taken place on or before December 31, 2006, unless the failure to complete the merger by that date is due to the terminating party's failure to perform or observe its covenants and agreements in the merger agreement;

  •
  by USB or Vail Banks if Vail Banks' shareholders do not approve the merger agreement due to failure to obtain the required vote at a duly held meeting of shareholders;

  •
  by either USB or Vail Banks (provided that the terminating party is not then in breach of any representation, warranty, covenant or other agreement contained in the merger agreement that, individually or in the aggregate, would give the other party the right to terminate the merger agreement) if there shall have been a breach of any of the representations or warranties set forth in the merger agreement on the part of the other party, if such breach, individually or in the aggregate, has had or is likely to have a material adverse effect on the breaching party, and such breach is not curable or shall not have been cured within 30 days following receipt by the breaching party of written notice of such breach from the other party thereto or such breach, by its nature, cannot be cured prior to the closing;

  •
  by USB, if Vail Banks fails to recommend that Vail Banks' shareholders approve the merger and merger agreement, or effects a change in its recommendation or recommends a competing proposal; and

  •
  by USB, if Vail Banks failed to comply in any material respect with its obligations regarding calling the special meeting, not soliciting, encouraging or initiating any competing proposals or providing any information to any third party except as specifically provided in the merger agreement.

Termination Fee

        The merger agreement generally provides that all costs and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement shall be paid for by the party incurring such expense.

        However, if the merger agreement is terminated by either Vail Banks or USB in the event Vail Banks shareholders do not approve the merger at the special meeting, and prior to such meeting, a third party makes a public announcement that it intends to acquire at least 20% of Vail Banks' outstanding shares, or engage in various transactions that would result in the sale of at least 50% of the Vail Banks assets, net revenues or net income, and Vail Banks actually consummates such transaction with such third party within 12 months from the date the merger agreement is terminated, then Vail Banks would have to pay the breakup fee equal to 4.0% of the aggregate merger consideration (approximately $3.95 million) to USB (the "breakup fee") upon signing a letter of intent or definitive agreement with such third party.

        If the merger agreement is terminated because Vail Banks willfully materially breaches one of the representations, warranties, covenants or other agreements contained in the merger agreement, then Vail Banks would have to pay the breakup fee upon termination of the merger agreement.

        If the merger agreement is terminated because Vail Banks' board fails to recommend the merger or changes its recommendation to approve the merger or does not comply with its non-solicitation obligations as described above, then Vail Banks would have to pay the breakup fee upon termination of the merger agreement.

        If the merger agreement is terminated because the merger is not consummated by December 31, 2006 or Vail Banks breaches but does not materially breach one of the representations, warranties, covenants or other agreements contained in the merger agreement, and a third party makes a public announcement or a proposal is communicated to Vail Banks' senior management or the board (which is not withdrawn prior to the termination of the merger agreement), relating an intent to acquire at least 20% of Vail Banks' outstanding shares, or engages in various transactions that would result in the sale of at least 50% of the Vail Banks assets, net revenues or net income, and Vail Banks enters into a letter of intent or definitive agreement with a third party for, or consummates, such transaction with a third party within 12 months from termination, then Vail Banks would have to pay the breakup fee upon signing a letter of intent or definitive agreement with such third party.

Amendment and Waiver

        The merger agreement also permits, subject to applicable law, the boards of directors of USB and Vail Banks, before or after approval of the merger agreement, to:

  •
  amend the merger agreement except as provided below

  •
  extend the time for performance of any of the obligations or other acts of the other party;

  •
  waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered under the merger agreement; or

  •
  waive compliance with any of the agreements or conditions contained in the merger agreement.

        After approval of the merger agreement by Vail Banks' shareholders, no amendment of the merger agreement may be made without further shareholder approval if the amendment would reduce the amount or change the form of the consideration to be delivered to Vail Banks' shareholders under the merger agreement.

MARKET PRICES OF THE COMPANY'S SHARES

        Our common shares are traded on the NASDAQ National Market under the symbol "VAIL." The following table sets forth the intraday high and low sales prices per share of our common shares on the NASDAQ National Market for the periods indicated.

Market Information

	Common Shares
	High	Low	Dividends
Fiscal Year Ended December 31, 2004
1st Quarter	$13.59	$11.94	$0.07
2nd Quarter	$12.91	$12.20	$0.07
3rd Quarter	$14.83	$12.40	$0.07
4th Quarter	$13.55	$12.55	$0.07
Fiscal Year Ended December 31, 2005
1st Quarter	$13.50	$12.75	$0.07
2nd Quarter	$15.00	$12.50	$0.07
3rd Quarter	$15.00	$13.10	$0.07
4th Quarter	$15.55	$13.10	$0.07
Fiscal Year Ended December 31, 2006
1st Quarter	$16.25	$15.00	$0.07
2nd Quarter	$16.99	$15.50	$0.07

        On May 31, 2006, the last trading day before the announcement of the execution of the merger agreement, the closing price for the our common shares was $16.05 per share, and the high and low closing prices for our common shares during the 52 week period ending on that date were $16.25 and $13.10, respectively. On July [    •    ], 2006, the last trading day before this proxy statement was printed, the closing price for our common shares on the NASDAQ National Market was $[    •    ] per share. You are encouraged to obtain current market quotations for Vail Banks common shares in connection with voting your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of June 30, 2006, the record date for the special meeting, the amount and percentage of our outstanding common shares beneficially owned by:

  •
  each of our directors;

  •
  our Chief Executive Officer and the next four most highly compensated current executive officers;

  •
  all of our directors and executive officers as a group; and

  •
  all persons, to our knowledge, beneficially owning more than five percent of our common shares.

	Shares Beneficially Owned(1)
Beneficial Owner(2)
	Number	Percent
E.B. Chester, Jr.(3)	1,211,509	21.27%
Kay H. Chester(4)	1,131,938	20.15%
Byron A. Rose(5)	277,825	4.95%
Lisa M. Dillon(6)	262,099	4.58%
Gary S. Judd(7)	181,182	3.23%
Donald L. Vanderhoof(8)	178,094	3.17%
Jack G. Haselbush(9)	148,774	2.65%
Dan E. Godec(10)	121,803	2.16%
George N. Gillett, Jr.(11)	87,000	1.55%
Raymond E. Verlinde(12)	49,314	*
Garner F. Hill II(13)	29,000	*
James G. Flaum(14)	25,823	*
S. David Gorsuch(15)	22,732	*
Robert L. Knous, Jr.(15)	19,581	*
Paul Ferguson(16)	17,370	*
Kent Myers(15)	13,200	*
Dennis R. Devor(13)	5,610	*

All directors and executive officers as a group (18 persons)(17)	2,733,832	45.97%

*
Less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes shares of common shares to which the person has sole or shared voting or investment power with respect to shares of common shares including those shares that the person has the right to acquire as of August 30, 2006, 60 days after June 30, 2006, through the exercise of any stock option or other right. Shares of common shares subject to options or rights currently exercisable or exercisable as of August 30, 2006 are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or right but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except where indicated otherwise, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common shares shown as beneficially owned by them. The percentages shown are based on 5,606,235 Common Shares outstanding on June 30, 2006.

(2)
The address of each beneficial owner listed in the table is care of Vail Banks, Inc., P. O. Box 6580, 0015 Benchmark Road, Suite 300, Avon, CO 81620-6580.

(3)
Includes (a) 431,628 shares owned by Mr. Chester's wife, Kay H. Chester, as to which he disclaims beneficial ownership, (b) 15,790 shares held in the Vail Banks, Inc. 401(k) Savings and Investment Plan and (c) currently exercisable options for 89,958 shares.

(4)
Includes (a) 689,310 shares beneficially owned by Mrs. Chester's husband, E.B. Chester, Jr., as to which she disclaims beneficial ownership and (b) currently exercisable options for 11,000 shares.

(5)
Includes currently exercisable options for 11,000 shares.

(6)
Includes (a) 2,074 shares held in the Vail Banks, Inc. 401(k) Savings and Investment Plan and (b) currently exercisable options for 110,810 shares.

(7)
Includes 1,182 shares held in the Vail Banks, Inc. 401(k) Savings and Investment Plan.

(8)
Includes (a) currently exercisable options for 6,000 shares and (b) 25,570 shares owned by Mr. Vanderhoof's wife.

(9)
Includes currently exercisable options for 3,000 shares.

(10)
Includes (a) 9,466 shares held in the Vail Banks, Inc. 401(k) Savings and Investment Plan and (b) currently exercisable options for 35,762 shares.

(11)
Includes currently exercisable options for 2,000 shares.

(12)
Includes 2,007 shares held in the Vail Banks, Inc. 401(k) Savings and Investment Plan.

(13)
Includes currently exercisable options for 4,500 shares.

(14)
Includes (a) 4,260 shares owned jointly with Mr. Flaum's wife, (b) 1,000 shares owned by Mr. Flaum's wife, and (c) currently exercisable options for 11,000 shares.

(15)
Includes currently exercisable options for 11,000 shares.

(16)
Includes (a) 1,427 shares held in the Vail Banks, Inc. 401(k) Savings and Investment Plan, and (b) currently exercisable options for 11,875 shares.

(17)
Includes currently exercisable options for 340,155 shares.

DISSENTERS' RIGHTS

        Under Article 113 of the Colorado Business Corporation Act, U.S. shareholders have the right to dissent from the merger and obtain in cash of the "fair value" of their common shares of Vail Banks. For that purpose, "fair value" means the value of the shares immediately after the effective date of the merger, excluding any appreciation or in anticipation of the merger except to the extent that exclusion would be inequitable.

        Article 113 is set forth in its entirety as Appendix D to this proxy statement and the following discussion, which is not a complete statement of Article 113, is qualified in its entirety by reference to the full text thereof.

        Because the right to demand payment of the "fair value" of common shares of Vail Banks depends on strict compliance with Article 113, if you wish to exercise that right you should review the text of Article 113 carefully. In addition, if you wish to exercise such right you should consider consulting your attorney with respect to compliance with these statutory procedures. If you wish to assert dissenters' rights, you must (a) deliver to Vail Banks, before the vote on the merger is taken at the special meeting, written notice of your intention to demand payment for your shares if the merger is effectuated and (b) not vote your shares in favor of the merger. The address to which your notice of intention to demand payment should be mailed is:

P. O. Box 6580
0015 Benchmark Road, Suite 300
Avon, CO 81620-6580
Attention: Lisa M. Dillon

A VOTE IN FAVOR OF THE MERGER, IN PERSON OR BY PROXY, WILL CONSTITUTE A WAIVER OF YOUR RIGHT TO EXERCISE DISSENTERS' RIGHTS. PROXIES THAT ARE PROPERLY SIGNED AND DATED BUT THAT DO NOT HAVE VOTING INSTRUCTIONS WILL BE VOTED FOR THE MERGER.

        The mere delivery of a proxy directing a vote against the merger, or a purported objection to the merger submitted on a proxy, does not constitute, and will not be treated by Vail Banks as, written notice of your intention to exercise dissenter's rights within the meaning of Article 113. It is a condition to the obligation of USB to consummate the merger that holders of not more than 10% of the outstanding common shares of Vail Banks exercise dissenters' rights.

        If the merger is approved by the Vail Banks shareholders at the special meeting, then no later than 10 days after the special meeting Vail Banks will give a written dissenters' notice to all shareholders who gave notice of their intent to dissent before the vote and did not vote in favor of the merger. The notice will:

  •
  State that the merger was adopted by the shareholders at the special meeting and state the effective date or proposed effective date of the merger.

  •
  State where the payment demand and the share certificates representing the shares as to which dissenters' rights are exercised must be sent.

  •
  Inform holders of uncertificated shares to what extent transfer of such shares will be restricted after the payment demand is to be made.

  •
  Be accompanied by a form of payment demand that requires the dissenting shareholder to certify whether or not the shareholder acquired beneficial ownership of the shares before the date of the first announcement of the merger to the news media or to shareholders, which date will be provided in the notice, and state an address to which payment is to be made.

  •
  Set a date by which Vail Banks must receive the payment demand (not less than 30 days after the date that the notice from Vail Banks is given) and by which such share certificates must be deposited.

  •
  State that the requirement contemplated in section 7-113-103(3).

  •
  Be accompanied by a copy of Article 113 of the Colorado Business Corporation Act.

        A Vail Banks shareholder who is given a dissenters' notice and who wishes to perfect dissenters' rights must cause Vail Banks to receive a payment demand by the date set forth in the dissenters' notice and deposit the certificates representing the shares of Vail Banks as to which dissenters' rights are being exercised in accordance with the dissenters' notice. Any shareholder who does not deliver a payment demand and deposit share certificates by the date set forth in the dissenters' notice is not entitled to payment for that shareholder's common shares of Vail Banks under Article 113.

        Upon receipt of a demand for payment from a dissenting shareholder, Vail Banks will, except as described below, pay each dissenter who has complied with Article 113 the amount that Vail Banks estimates to be the "fair value" of the dissenter's shares, plus accrued interest. Certain financial statements of Vail Banks and other information as provided in Article 113 must accompany that payment.

        If the dissenter was not the beneficial owner of the shares before the date of the first announcement of the merger to news media or to shareholders, Vail Banks may, in lieu of making payment to the dissenter, make a written offer to pay the dissenter the amount that Vail Banks estimates to be the "fair value" of such dissenters' shares in full satisfaction of the shareholder's payment demand. In that event, no payment would be due unless and until the dissenter accepted that offer or the "fair value" was finally determined as described below.

        If a dissenting shareholder believes that the amount paid or offered by Vail Banks is less than the "fair value" of that shareholder's common shares of Vail Banks, that shareholder may, within 30 days after Vail Banks made or offered payment, give written notice to Vail Banks of that shareholder's estimate of the "fair value" of that shareholder's common shares of Vail Banks and the interest due and may demand payment of that estimate (less any payment previously made by Vail Banks) or reject the offer and demand payment of the "fair value" of the shares and interest due.

A DISSENTING SHAREHOLDER WAIVES THE RIGHT TO DEMAND PAYMENT OF THE SHAREHOLDER'S ESTIMATE UNLESS THAT SHAREHOLDER GIVES VAIL BANKS WRITTEN NOTICE OF THAT ESTIMATE WITHIN THAT 30-DAY PERIOD.

        If a dissenting shareholder and Vail Banks cannot resolve a demand for payment, Vail Banks will, within 60 days after receiving the payment demand, petition the district court of the City and County of Eagle, Colorado to determine the "fair value" of that shareholder's shares and accrued interest. If Vail Banks does not commence that proceeding within that 60-day period, it must pay that shareholder the amount demanded.

        Vail Banks would be required to pay the filing fees and other court costs of the judicial proceeding, except that, if the court finds that the dissenting shareholder acted arbitrarily, vexatiously or not in good faith, it may order the dissenting shareholder to pay Vail Banks' costs in the proceeding. The court may assess the fees and expenses of the attorneys and experts of the dissenter against Vail Banks if it finds that Vail Banks did not substantially comply with the requirements described above or may require either party to pay the fees and expenses of the attorneys and experts for the other party if it finds that such party acted arbitrarily, vexatiously or not in good faith with respect to the matters described above.

        In view of the complexity of Article 113, shareholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING

        Vail Banks is asking its shareholders to vote on a proposal to adjourn or postpone the special meeting, if necessary or appropriate, in order to allow for the solicitation of additional proxies if there are insufficient votes at the time of the meeting to approve and adopt the merger agreement.

        The Board recommends that shareholders vote "FOR" the proposal to adjourn or postpone the special meeting, if necessary or appropriate.

OTHER MATTERS

Other Business at Special Meeting

        We currently know of no other business that will be presented for consideration at the special meeting. Nevertheless, the enclosed proxy confers discretionary authority to vote with respect to matters described in Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, including matters that our board of directors does not know, a reasonable time before proxy solicitation, are to be presented at the meeting. If any of these matters are presented at the meeting, then the proxy agents named in the enclosed proxy card will vote in accordance with their judgment.

Submission of Shareholder Proposals

        If the merger is consummated, we will have no public shareholders and no public participation in any of our future shareholder meetings. We intend to hold an annual shareholders meeting in 2007 only if the merger is not completed. If we hold an annual shareholders meeting in 2007, any shareholder who wishes to have a shareholder proposal included in the our proxy statement for that meeting must ensure that the proposal is received by Vail Banks at its principal executive offices, attention of the Secretary, no later than December 15, 2006, in order to be considered for inclusion in the proxy material for that meeting. Vail Banks must be notified of any other shareholder proposal or director nomination intended to be presented for action at the 2007 Annual Meeting no later than March 9, 2007, or else proxies may be voted on such proposal at the discretion of the person or persons holding those proxies. Proposals must comply with all applicable rules and regulations of the SEC.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy this information at the following location:

Public Reference Room
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

        Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The company's public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

Incorporation by Reference

        The SEC allows us to incorporate by reference information into this proxy statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference into this proxy statement is considered a part of this proxy statement.

        We incorporate by reference into this proxy statement the documents listed below:

  •
  our Annual Report on Form 10-K for our fiscal year ended December 31, 2005.

  •
  our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 24, 2006.

  •
  our Quarterly Report on Form 10-Q for our fiscal quarter ended March 31, 2006.

  •
  our Current Report on Form 8-K filed with the SEC on June 1, 2006.

        We also incorporate by reference any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the special meeting. The information contained in any of these documents will be considered part of this proxy statement from the date these documents are filed.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, by written or telephonic request directed to us at Vail Banks, Inc., P. O. Box 6580, 0015 Benchmark Road, Suite 300, Avon, CO 81620-6580, Attention: Lisa M. Dillon, Vice Chairman. If you would like to request documents, please do so by [    •    ], 2006, in order to receive them before the special meeting.

        No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated July [    •    ], 2006. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to shareholders shall not create any implication to the contrary.

By Order of the Board of Directors,

Lisa M. Dillon
Secretary
July [    •    ], 2006

Appendix A—Merger Agreement

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

U.S. BANCORP,

POWDER ACQUISITION CORP.

AND

VAIL BANKS, INC.

DATED AS OF

MAY 31, 2006

ARTICLE I THE MERGER
1.1	The Merger
1.2	Effective Time
1.3	Effects of the Merger
1.4	Conversion of VBI Common Shares
1.5	Certificate of Incorporation
1.6	Bylaws
1.7	Directors and Officers
1.8	Modification of Structure
ARTICLE II EXCHANGE PROCEDURES
2.1	Acquirer to Make Funds Available
2.2	Exchange
ARTICLE III REPRESENTATIONS AND WARRANTIES OF VBI
3.1	Corporate Organization
3.2	Capitalization
3.3	Authority; No Violation
3.4	Consents and Approvals
3.5	Loan Portfolio; Reports
3.6	Financial Statements; Books and Records
3.7	Broker's Fees
3.8	Absence of Certain Changes or Events
3.9	Legal Proceedings
3.10	Taxes and Tax Returns
3.11	Employee Plans
3.12	Contracts
3.13	Agreements with Governmental Entities
3.14	Environmental Matters
3.15	Reserves for Losses
3.16	Properties and Assets
3.17	Insurance
3.18	Compliance with Applicable Laws
3.19	Loans and Investment Securities
3.20	Ownership of Acquirer Common Stock
3.21	Fairness Opinion
3.22	VBI Information
3.23	State Takeover Laws
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF ACQUIRER
4.1	Corporate Organization
4.2	Authority; No Violation
4.3	Regulatory Approvals
4.4	Agreements with Governmental Entities
4.5	Adequate Resources
4.6	Legal Proceedings
4.7	Acquirer Information
4.8	Broker's Fees

A-i

ARTICLE V COVENANTS RELATING TO CONDUCT OF BUSINESS
5.1	Covenants of VBI
5.2	Merger Covenants
5.3	Compliance with Antitrust Laws
ARTICLE VI ADDITIONAL AGREEMENTS
6.1	Regulatory Matters
6.2	Access to Information
6.3	Shareholder Meeting
6.4	Legal Conditions to Merger
6.5	Employees
6.6	Subsequent Financial Statements
6.7	Additional Agreements
6.8	Advice of Changes
6.9	Current Information
6.10	Execution of the Plan of Merger and Certificate of Merger
6.11	Transaction Expenses of VBI
6.12	Indemnification and Insurance
ARTICLE VII CONDITIONS PRECEDENT
7.1	Conditions to Each Party's Obligation to Effect the Merger
7.2	Conditions to Obligations of Acquirer
7.3	Conditions to Obligations of VBI
ARTICLE VIII TERMINATION AND AMENDMENT
8.1	Termination
8.2	Effect of Termination
8.3	Amendment
8.4	Extension; Waiver
ARTICLE IX GENERAL PROVISIONS
9.1	Closing
9.2	Nonsurvival of Representations, Warranties and Agreements
9.3	Expenses; Breakup Fee
9.4	Notices.
9.5	Interpretation
9.6	Counterparts
9.7	Entire Agreement
9.8	Governing Law
9.9	Enforcement of Agreement
9.10	Severability
9.11	Publicity
9.12	Assignment; Limitation of Benefits
9.13	Additional Definitions

A-ii

INDEX OF DEFINITIONS

Term	Section
401(k) Plans	6.5(b)
Acquirer	Preamble
Acquisition Transaction	9.13
Affiliate	9.13
Affiliated Person	9.13
Agreement	Preamble
Allen & Company	3.7
BHCA	3.1(a)
BIF	3.1(b)
Breakup Fee	9.3
CBCA	1.1
CDB	3.4(a)
Certificate	1.4(c)
Certificate of Merger	1.2
Change in Recommendation	6.3
Closing	9.1
Closing Date	9.1
Code	3.10(a)
Competing Proposal	9.13
Competing Transaction	9.13
Confidential Matters	6.2(a)
Confidentiality Agreement	5.1(e)
Damages	6.12(a)
Dissenting Shares	1.4(c)
DPC Shares	1.4(d)
Effective Time	1.2
Environment Law	3.14(e)
ERISA	3.11(a)
Exchange Act	3.5(c)
Exchange Agent	2.1
Exchange Fund	2.1
Fairness Opinion	3.22
FDIC	3.1(b)
FRB	3.4(a)
GAAP	3.6(a)
Governmental Entity	3.4(a)
Hazardous Material	3.14(e)
Indemnified Parties	6.12(a)
Injunction	7.1(c)
Insurance Amount	6.12(b)
IRC	3.10(a)
IRS	3.10(a)
Knowledge	9.13
Laws	9.13
Liens	3.19(b)
Loans	3.5(a)
Material Adverse Effect	9.13

A-iii

Materially Burdensome Condition	5.3
Merger	Preamble
Merger Consideration	1.4(b)
Merger Sub	Preamble
Option Agreement	1.4(c)
Option Merger Consideration	1.4(b)
OREO	3.15
Parties	Preamble
Per Share Merger Consideration	1.4(a)
Person	9.13
Plan of Merger	1.2
Plans	3.11(a)
Proxy Statement	3.4(a)
Regulatory Agencies	3.5(b)
Regulatory Agreement	3.13
Regulatory Approvals	7.1(b)
Representatives	5.1(e)
Requisite Shareholder Vote	3.3(a)
SEC	3.1(a)
SEC Reports	3.5(c)
Securities Act	3.5(c)
Significant Subsidiary	3.1(a)
Special Meeting	6.3
State Regulator	3.5(b)
Subsidiary	9.13
Superior Competing Transaction	9.13
Support Agreement	Preamble
Surviving Corporation	1.1
Tail Insurance	6.12(b)
Tax	3.10(b)
Tax Return	3.10(b)
Taxing Authority	3.10(b)
Third Party Public Event	9.3
Trust Account Shares	1.4(d)
VBI	Preamble
VBI Common Shares	1.4(a)
VBI Contract	3.12(a)
VBI Disclosure Schedule	Art. III
VBI Option(s)	1.4(b)
VBI Option Plan	1.4(b)
VBI Preferred Shares	3.2(a)
Voting Debt	3.2(a)
WestStar	3.1(a)

A-iv

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER, dated as of May 31, 2006 (this "Agreement"), is entered into by and among U.S. Bancorp, a Delaware corporation ("Acquirer"), Powder Acquisition Corp., a Colorado corporation ("Merger Sub"), and Vail Banks, Inc., a Colorado corporation ("VBI"). Acquirer, Merger Sub and VBI are collectively referred to herein as the "Parties."

        WHEREAS, the Boards of Directors of Acquirer and VBI have determined that it is in the best interests of their respective companies and shareholders to consummate the Merger transaction as provided for in this Agreement in which Acquirer will acquire VBI through a merger of Merger Sub with and into VBI (the "Merger");

        WHEREAS, in connection with the Merger and the entry by the Parties into this Agreement, Acquirer is entering into a separate Voting and Support Agreement, of even date herewith (the "Support Agreement"), by and between Acquirer and each of the shareholders of VBI whose names are set forth on the signature pages thereto (the "Support Agreement Parties"), pursuant to which, among other things, such shareholders have agreed to vote all of their VBI Common Shares (as defined herein) owned by them in favor of the approval of this Agreement and the Merger;

        WHEREAS, the Parties desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger;

        WHEREAS, unless otherwise indicated, capitalized terms shall have the meanings set forth in Section 9.13; and

        NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I
THE MERGER

        1.1    The Merger.

        Subject to the terms and conditions of this Agreement, in accordance with the Colorado Business Corporation Act (the "CBCA"), at the Effective Time (as defined in Section 1.2 hereof), Merger Sub shall merge into VBI, with VBI being the surviving corporation (the "Surviving Corporation") in the Merger. Upon consummation of the Merger, the corporate existence of Merger Sub shall cease and the Surviving Corporation shall continue to exist as a Colorado corporation.

        1.2    Effective Time.

        The Merger shall become effective at the time ("Effective Time") of the last of the following events to occur: (a) the filing of the Colorado Plan of Merger (the "Plan of Merger") in a form reasonably satisfactory to Acquirer that shall be filed with the Secretary of State of the State of Colorado on the Closing Date or (b) such later time as shall be specified in such filing.

        1.3    Effects of the Merger.

        At and after the Effective Time, the Merger shall have the effects set forth in the CBCA.

        1.4    Conversion of VBI Common Shares.

        (a)   At the Effective Time, subject to Sections 1.4(c) and 2.2(c) hereof, each VBI common share, par value $1.00 per share, including any restricted common shares (the "VBI Common Shares") issued and outstanding prior to the Effective Time (excluding shares held by shareholders who perfect their dissenters' rights as provided in Section 1.4(e) and shares to be cancelled pursuant to Section 1.4(d) hereof) shall, by virtue of the Merger and without any action on the part of VBI,

Acquirer or the holder thereof, be converted into the right to receive an amount of cash equal to $17.00 per VBI Common Share (the "Per Share Merger Consideration"), without interest and subject to adjustment as provided elsewhere herein.

        (b)   At the Effective Time, each option granted by VBI under the Amended and Restated Stock Incentive Plan (the "VBI Option Plan") or otherwise pursuant to certain inducement grants to purchase VBI Common Shares (each a "VBI Option" and collectively, the "VBI Options") that is outstanding and unexercised immediately prior the Effective Time, shall, by virtue of the Merger and without any action on the part of VBI, Acquirer or the holder thereof, be converted into the right to receive, as soon as practicable thereafter but in any event within three business days after the Effective Time, an amount of cash equal to the excess, if any, of the Per Share Merger Consideration over the sum of the exercise price of such VBI Option and any applicable withholding taxes (the "Option Merger Consideration") (the aggregate Option Merger Consideration and the aggregate Per Share Merger Consideration, are referred to collectively as, the "Merger Consideration"). Prior to the Effective Time, VBI and its board of directors shall take any and all actions necessary to effectuate this Section 1.4(b), including the approval of any amendments to the VBI Option Plan.

        (c)   Upon the Effective Time, by virtue of the Merger and without any action on the part of VBI, Acquirer or the holders thereof, all VBI Common Shares and VBI Options shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate (a "Certificate") previously representing any such VBI Common Shares and each agreement (an "Option Agreement") previously representing any such VBI Options shall thereafter represent only the right to receive the Per Share Merger Consideration or the Option Merger Consideration, as applicable. Payments made in respect of the VBI Options shall be in full satisfaction of all obligations under the VBI Option Plan and the Option Agreements. If prior to the Effective Time VBI should split or combine its common shares, or pay a dividend in common shares or other distribution in such common shares, then the Per Share Merger Consideration shall be appropriately adjusted to reflect such split, combination, dividend or distribution.

        (d)   At the Effective Time, by virtue of the Merger and without any action on the part of VBI, Acquirer or the holder thereof, and notwithstanding any other provision hereof that may be to the contrary, all VBI Common Shares that are owned directly by Acquirer or VBI (other than VBI Common Shares held in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity that are beneficially owned by third parties ("Trust Account Shares") and other than any VBI Common Shares held by Acquirer or VBI or any of their respective Subsidiaries in respect of a debt previously contracted ("DPC Shares")) shall be canceled and shall cease to exist and no cash or other consideration shall be delivered in exchange therefor, and all VBI Common Shares beneficially owned by any direct or indirect wholly owned Subsidiary of Acquirer or VBI (other than Trust Account Shares and other than DPC Shares) shall remain issued and outstanding as common shares, par value $.01 per share, of the Surviving Corporation, except that the number of such shares owned by such Subsidiaries shall be adjusted in the Merger to maintain relative ownership percentages.

        (e)   Notwithstanding any other provision hereof that may be to the contrary, any holder of VBI Common Shares who perfects such holder's dissenters' rights as to any such VBI Common Shares in accordance with and as contemplated by Article 113 of the CBCA (such VBI Common Shares referred to as "Dissenting Shares") shall be entitled to receive such payments as may be determined pursuant to such provision of Law and shall not receive the Per Share Merger Consideration or any other consideration hereunder; provided that no such payment under the CBCA shall be made to any dissenting shareholder unless and until such dissenting shareholder has complied with the applicable provisions of the CBCA. In the event that after the Effective Time a dissenting shareholder of VBI fails to perfect or effectively withdraws or loses such holder's rights to appraisal and of payment of such holder's VBI Common Shares, Acquirer shall issue and deliver the aggregate Per Share Merger Consideration to which such holder of VBI Common Shares is entitled under this Section 1.4 (without interest) upon surrender of such holder's Certificate or Certificates. VBI shall give Acquirer (i) prompt notice of any demands for appraisal received thereby, withdrawals of such demands, and any other instruments served pursuant to the CBCA and received by VBI, as applicable, and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the CBCA, and VBI shall not, except with the prior written consent of Acquirer, make any payment or settlement offer with respect to any demands for appraisal or offer to settle or settle any such demands.

        (f)    At the Effective Time, by virtue of the Merger and without any action on the part of VBI, Acquirer or the holder thereof, each common share, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable common share, par value $0.01 per share, of the Surviving Corporation.

        1.5    Certificate of Incorporation.

        At the Effective Time, the Articles of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation.

        1.6    Bylaws.

        At the Effective Time, the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation.

        1.7    Directors and Officers.

        At the Effective Time, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified.

        1.8    Modification of Structure.

        Notwithstanding any provision of this Agreement to the contrary, Acquirer, with the prior written consent of VBI, which consent shall not be unreasonably withheld or delayed, may elect, subject to the filing of all necessary applications and the receipt of all required regulatory approvals, to modify the structure of the transactions contemplated hereby so long as (i) there are no material adverse federal income tax consequences to the shareholders of VBI as a result of such modification; (ii) the consideration to be paid to holders of VBI Common Shares under this Agreement is not thereby changed in kind or reduced in amount as a result of such modification; and (iii) such modification will not be likely to delay materially or materially jeopardize receipt of any required regulatory approvals or materially impair or prevent the satisfaction of any conditions precedent to the Merger described in Article VII hereof. In the event Acquirer elects to make such a change, the Parties agree to execute appropriate documents to reflect such change, in form reasonably acceptable to VBI and Acquirer.

ARTICLE II
EXCHANGE PROCEDURES

        2.1    Acquirer to Make Funds Available.

        At or prior to the Effective Time, Acquirer shall deposit, or shall cause to be deposited, with U.S. Bank National Association (the "Exchange Agent"), for the benefit of the holders of Certificates the aggregate Per Share Merger Consideration in cash sufficient for the Exchange Agent to make full payment of the Per Share Merger Consideration pursuant to Section 1.4 (the "Exchange Fund"). There shall be a written agreement between Acquirer and the Exchange Agent in which the Exchange Agent expressly undertakes, on reasonably customary terms, the obligation to pay the aggregate Per Share Merger Consideration as provided herein. VBI shall have a reasonable opportunity, but in any event at least five business days, to review and comment on the agreement with the Exchange Agent prior to it being finalized.

        2.2    Exchange.

        (a)   As soon as practicable, but no more than three business days, after the Effective Time, provided that VBI has fully cooperated to make the necessary information available thereto a sufficient time in advance, the Exchange Agent shall mail to each holder of record of a Certificate or Certificates a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates in exchange for payment of the Per Share Merger Consideration pursuant to this Agreement. Additionally, the Exchange Agent shall provide a form of the letter of transmittal to VBI prior to the Closing Date. Upon surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, the holder (or any agent thereof) of such Certificate shall be entitled to receive promptly in exchange therefor a check or wire transfer (provided such holder shall be responsible for any wire transfer fees) payable to such holder (or any agent thereof) representing the amount of cash to which such holder shall have become entitled pursuant to the provisions of Article I hereof, and the Certificate so surrendered shall forthwith be canceled.

        (b)   As of the Effective Time, there shall be no transfers on the stock transfer books of VBI of the VBI Common Shares that were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for the Per Share Merger Consideration as provided in this Article II.

        (c)   Any portion of the Exchange Fund that remains unclaimed by the shareholders of VBI twelve (12) months after the Effective Time shall be returned to Acquirer. After such funds have been returned to Acquirer, any shareholders of VBI who have not theretofore complied with this Article II shall thereafter look only to Acquirer for payment of the Per Share Merger Consideration deliverable in respect of each share of VBI Common Shares such shareholders hold as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Acquirer, VBI, the Exchange Agent or any other person shall be liable to any former holder of VBI Common Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. Acquirer or the Exchange Agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement or the transactions contemplated hereby to any holder of VBI Common Shares or VBI Options such amounts as Acquirer (or any Affiliated Person or other affiliate thereof) or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code, or any applicable provision of U.S. federal, state, local or non-U.S. tax law. To the extent that such amounts are properly withheld by Acquirer (or any affiliate thereof) or the Exchange Agent and paid over to the appropriate taxing authority, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the VBI Common Shares or VBI Options in respect of whom such deduction and withholding were made by Acquirer (or such affiliate thereof) or the Exchange Agent.

        (d)   In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate (whether the record holder or any agent thereof) to be lost, stolen or destroyed, and, if required by Acquirer, the posting by such person of a bond in such amount as Acquirer or may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate a check representing the Per Share Merger Consideration deliverable to such holder (or any agent thereof) in respect thereof pursuant to this Agreement. If payment of the Per Share Merger Consideration is to be made to any person other than the registered holder of the Certificate surrendered in exchange therefor, it shall be a condition of the payment or issuance thereof that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other similar taxes required by reason of the payment of the Per Share Merger Consideration to any person other than the registered holder of the Certificate surrendered, or required for any other reason relating to such holder or requesting person, or shall establish to the reasonable satisfaction of Acquirer and the Exchange Agent that such tax has been paid or is not payable.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF VBI

        VBI, on behalf of itself and its Subsidiaries, hereby makes the following representations and warranties to Acquirer as set forth in this Article III, subject only to the exceptions disclosed in writing in the correspondingly enumerated section or subsection of the disclosure schedule of VBI delivered herewith (the "VBI Disclosure Schedule"), each of which representations and warranties are being relied upon by Acquirer as an inducement to enter into and perform this Agreement.

        3.1    Corporate Organization.

        (a)   VBI is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. VBI has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of any business conducted by it or the character or location of any properties or assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be licensed or so qualify has not had and would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. VBI is duly registered as a bank holding company with the Board of Governors of the Federal Reserve Board under the Bank Holding Company Act of 1956, as amended ("BHCA"). The Articles of Incorporation and Bylaws of VBI, copies of which are attached at Section 3.1(a) of the VBI Disclosure Schedule, are true, correct and complete copies of such documents as in effect as of the date of this Agreement. WestStar Bank, a Colorado-chartered commercial bank ("WestStar") is the only Subsidiary of VBI that qualifies as a "Significant Subsidiary", as such term is defined in Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC").

        (b)   WestStar is a Colorado-chartered commercial bank duly organized, validly existing and in good standing under the laws of the State of Colorado and is a member of the Federal Reserve System. The deposit accounts of WestStar are insured by the Federal Deposit Insurance Corporation (the "FDIC") through the Bank Insurance Fund (the "BIF") to the fullest extent permitted by law, and all premiums and assessments required in connection therewith have been paid by WestStar when due. WestStar has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business in each jurisdiction in which the nature of any business conducted by it or the character or the location of any properties or assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be licensed or so qualify has not had and would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. The Articles of Incorporation and Bylaws of WestStar, copies of which are attached at Section 3.1(b) of the VBI Disclosure Schedule, are true, correct and complete copies of such documents as in effect as of the date of this Agreement.

        (c)   The minute books of VBI and each of its Subsidiaries previously made available to Acquirer contain true, complete and correct records of all meetings and other corporate actions held or taken since December 31, 2003 of their respective shareholders and Boards of Directors (including committees of their respective Boards of Directors.

        3.2    Capitalization.

        (a)   The authorized capital stock of VBI consists of 22,250,000 shares of VBI capital stock, of which 20,000,000 are designated as VBI Common Shares and of which 2,250,000 are designated as preferred shares, par value $1.00 per share ("VBI Preferred Shares"). As of the date hereof, there are (x) 5,606,235 VBI Common Shares issued and outstanding (including 362,025 restricted shares) and no VBI Common Shares held in VBI's treasury, (y) 474,099 VBI Common Shares reserved for issuance upon exercise of VBI Options and (z) no other VBI Common Shares are reserved for issuance. No VBI Preferred Shares are issued and outstanding, held in VBI's treasury or reserved for issuance upon exercise of outstanding stock options or otherwise. All of the issued and outstanding VBI Common Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the shareholders may vote ("Voting Debt") of VBI are issued or outstanding or have been authorized. VBI does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any VBI Common Shares or VBI Preferred Shares or any other equity security or capital stock or Voting Debt of VBI or any securities representing the right to purchase or otherwise receive any VBI Common Shares or any other equity security or capital stock or Voting Debt of VBI. VBI has provided Acquirer with a true, complete and correct list of the aggregate number of VBI Common Shares issuable upon the exercise of each VBI Option outstanding as of the date of this Agreement and the holder, exercise price and vesting schedule for each such VBI Option. Other than the VBI Options or grants of restricted shares, no equity-based awards (including any cash awards where the amount of payment is determined in whole or in part based on the price of any capital stock of VBI or any of its Subsidiaries and any restricted shares) are outstanding.

        (b)   Section 3.2(b) of the VBI Disclosure Schedule sets forth a true, correct and complete list of all direct or indirect Subsidiaries (as defined in Section 9.13 hereof) of VBI as of the date of this Agreement (including such Subsidiary's name, jurisdiction of incorporation, authorized and outstanding shares of capital stock and record and beneficial owners of such capital stock). VBI owns, directly or indirectly, all of the issued and outstanding shares of capital stock or other equity ownership or voting interests, as the case may be, of each of its Subsidiaries, free and clear of all liens, charges, encumbrances and security interests whatsoever, and all of such shares or other equity ownership or voting interests, as the case may be, are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. No Subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary. Other than as set forth in Section 3.2(b) of the VBI Disclosure Schedule, VBI does not hold or own, directly or indirectly, any capital stock or other equity or voting interest in any entity or Person.

        3.3    Authority; No Violation.

        (a)   VBI has full corporate power and corporate authority to execute and deliver this Agreement and, subject to receipt of the Requisite Shareholder Vote, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of VBI. The Board of Directors of VBI has determined that this Agreement and the transactions contemplated hereby are fair to and in the best interests of VBI and its shareholders, has recommended this Agreement and the transactions contemplated hereby to its shareholders and has directed that this Agreement and the transactions contemplated hereby be submitted to VBI's shareholders for approval at a special meeting of such shareholders by the requisite vote of VBI's shareholders, which is the vote of two-thirds of the VBI Common Shares issued and outstanding as of the close of business on the record date to be set for such special meeting (the "Requisite Shareholder Vote"), and no other corporate proceedings on the part of VBI (except for matters related to setting the date, time, place and record date for the special meeting, all of which actions have been authorized by the Board of Directors of VBI) are necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by VBI and (assuming due authorization, execution and delivery by Acquirer of this Agreement) will constitute valid and binding obligations of VBI, enforceable against VBI in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

        (b)   Neither the execution and delivery of this Agreement by VBI, nor the consummation by VBI, of the transactions contemplated hereby, nor compliance by VBI with any of the terms or provisions hereof, will (i) violate any provision of the Articles of Incorporation or Bylaws of VBI and each of its Subsidiaries or (ii) assuming that the consents and approvals referred to in Section 3.4 hereof are duly obtained, (x) violate any Laws (as defined in Section 9.13) applicable to VBI or any of its Subsidiaries, or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the respective properties or assets of VBI or any of its Subsidiaries under, any of the terms, conditions or provisions of any VBI Contract (as defined in Section 3.12) to which VBI or any of its Subsidiaries is a party, or by which any of them or any of their respective properties or assets may be bound or affected, except in the case of subclause (y), for such violations, breaches, defaults, or terminations that do not adversely affect in any manner any investment, ownership or interest of VBI or any of its Subsidiaries in any entity and that would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

        3.4    Consents and Approvals.

        (a)   Except for (i) the filing of applications, notices or waiver requests, as applicable, with the Board of Governors of the Federal Reserve System ("FRB") under the BHCA and FRB regulations thereunder, and with the Colorado Division of Banking ("CDB") under the Colorado Banking Code and CDB regulations thereunder, (ii) the approval of this Agreement by the Requisite Shareholder Vote, (iii) the filing with the SEC of a proxy statement in definitive form relating to the meeting of VBI's shareholders to be held in connection with this Agreement and the transactions contemplated by this Agreement (the "Proxy Statement"), (iv) the filing of the Plan of Merger with the Secretary of State of Colorado pursuant to the CBCA, and (v) such other filings, authorizations, consents, notices or approvals as may be set forth in Section 3.4 of the VBI Disclosure Schedule, no consents or approvals of or filings or registrations with any foreign, federal, state or local court, administrative agency or commission or other governmental, regulatory or self-regulatory authority or instrumentality (each a "Governmental Entity"), or with any third party are necessary in connection with (x) the execution and delivery by VBI of this Agreement and (y) the consummation by VBI of the Merger and the other transactions contemplated hereby, except in each case for such consents, approvals or filings of or with any third party that is not a Governmental Entity the failure of which to be obtained would not reasonably be expected to have a Material Adverse Effect on VBI or materially impair the ability of Acquirer to consummate the transactions contemplated hereby.

        (b)   VBI has no Knowledge of any reason why approval or effectiveness of any of the applications, notices, filings or waivers thereof referred to in Section 3.4(a) cannot be obtained or granted on a timely basis.

        3.5    Loan Portfolio; Reports.

        (a)   None of VBI, nor any of its Subsidiaries is a party to any written or oral loan agreement, note or borrowing arrangement (including, without limitation, leases, credit enhancements, commitments, guarantees and interest-bearing assets) (collectively, "Loans"), with any director, officer or five percent or greater shareholder of VBI or any of its Subsidiaries, or any Affiliated Person (as defined in Section 9.13) of the foregoing in excess of $25,000 in the aggregate or otherwise in violation of Section 13(k) of the Exchange Act.

        (b)   VBI and each of its subsidiaries have timely filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2003 with (i) the Federal Reserve Board; (ii) the FDIC, (iii) the CDB and any other state banking commissions or any other state regulatory authority (each a "State Regulator"), (iv) the Securities and Exchange Commission (the "SEC") and (v) any self-regulatory organization (collectively "Regulatory Agencies") and each other Governmental Entity. Except for normal examinations conducted by a Regulatory Agency in the regular course of the business of VBI and its Subsidiaries, no Governmental Entity is conducting, or has conducted, any proceeding, informal or formal enforcement action or investigation into the business or operations of VBI or any of its Subsidiaries since December 31, 2003.

        (c)   VBI's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and all other reports, registration statements, definitive proxy statements or information statements filed by it or any of its subsidiaries subsequent to December 31, 2003 under the Securities Act of 1933, as amended ("Securities Act"), or under the Securities Exchange Act of 1934, as amended ("Exchange Act") or under the securities regulations of the SEC, in the form filed with the SEC (collectively, the "SEC Reports") as of the date filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), (A) complied in all material respects as to form with the applicable requirements under the Securities Act or the Exchange Act, as the case may be, and (B) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        3.6    Financial Statements; Books and Records.

        (a)   Attached at Section 3.6 of the VBI Disclosure Schedule are true, correct and complete copies of (i) the consolidated balance sheets of VBI and its Subsidiaries as of December 31 for the fiscal years 2005 and 2004 and the related consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal years 2005, 2004 and 2003, inclusive, in each case accompanied by the audit report of Dalby, Wendland & Co., P.C. or Perry-Smith LLP, as applicable, independent public accountants with respect to VBI, and (ii) the unaudited interim financial statements of VBI as of and for the period ended March 31, 2006, all of which were previously included in the SEC Reports. The financial statements referred to in this Section 3.6 and the financial statements included (or incorporated by reference) in the SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of VBI and its Subsidiaries; (ii) fairly present, and the financial statements referred to in Section 6.6 hereof will fairly present (subject, in the case of the unaudited statements, to recurring audit adjustments normal in nature and amount and the absence of footnotes), the consolidated results of operations, cash flows, changes in shareholders' equity, comprehensive income and consolidated financial position of VBI and its Subsidiaries for the respective fiscal periods and as of the respective dates therein set forth, (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and, (iv) have been, and the financial statements referred to in Section 6.6 hereof will be, prepared in accordance with generally accepted accounting principles consistently applied during the periods involved ("GAAP"), except in each case as indicated in such statements or in the notes thereto. The books and records of VBI have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions.

        (b)   The records, systems, controls, data and information of VBI and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of VBI or its Subsidiaries or accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to adversely affect the system of internal accounting controls described below in this Section 3.6(b). VBI (x) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to VBI, including its consolidated Subsidiaries, is made known to the chief executive officer and the chief financial officer of VBI by others within those entities, and (y) has disclosed, based on its most recent evaluation prior to the date hereof, to VBI's outside auditors and the audit committee of VBI's Board of Directors (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are reasonably likely to adversely affect VBI's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in VBI's internal controls over financial reporting. These disclosures, if any, were made in writing by management to VBI's auditors and audit committee and a copy has previously been made available to VBI. There is no reason to believe that its outside auditors and its chief executive officer and chief financial officer will not be able to give the reports, certifications and attestations required pursuant to the rules and regulations adopted pursuant to the Sarbanes-Oxley Act, without qualification, when next due.

        (c)   Since January 1, 2003, (i) neither VBI nor any of its Subsidiaries nor, to the Knowledge of VBI, any director, officer, employee, auditor, accountant or representative of VBI or any of its Subsidiaries, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of VBI or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that VBI or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no attorney representing VBI or any of its Subsidiaries, whether or not employed by VBI or any of its Subsidiaries, has reported to the Board of Directors of VBI or any committee thereof or to any director, executive officer or in-house counsel of VBI evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by VBI or any of its officers, directors, employees or agents.

        (d)   Neither VBI nor any of its Subsidiaries has any liability of any material nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of VBI included in its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006 (including any notes thereto) and for liabilities incurred in the ordinary course of business consistent with past practice since March 31, 2006.

        3.7    Broker's Fees.

        Neither VBI nor any Subsidiary nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement, except that VBI has engaged, and will pay a fee or commission to, Allen & Company LLC ("Allen & Company") in accordance with the terms of a letter agreement between Allen & Company and VBI, dated September 28, 2005, a true, complete and correct copy of which is attached at Section 3.7 of the VBI Disclosure Schedule.

        3.8    Absence of Certain Changes or Events.

        (a)   Except as disclosed in VBI's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, or the Quarterly Reports on Form 10-Q for the period ended March 31, 2006, (i) VBI and its Subsidiaries have conducted their respective businesses only in the ordinary and usual course consistent with their past practices, and (ii) no event has occurred which has had, or is likely to have, individually or in the aggregate, a Material Adverse Effect (as defined in Section 9.13) on VBI.

        (b)   Since December 31, 2005, neither VBI nor any of its Subsidiaries has taken, or committed to take, any action, nor has the board of directors thereof resolved to take any action, that, if so taken, committed to or resolved on or after the date hereof would not be permitted under Section 5.1 without Acquirer's consent.

        3.9    Legal Proceedings.

        (a)   Neither VBI nor any of its Subsidiaries is a party to any, and there are no pending or, to the Knowledge of VBI, threatened, material legal, administrative, arbitration or other proceedings, claims, complaints, suits, actions or governmental or regulatory investigations of any nature, including by or before any Governmental Entity, against VBI or any of its Subsidiaries, or, to the Knowledge of VBI, any of their respective employees, officers or directors or affecting or relating to VBI or its Subsidiaries or their respective businesses, properties or assets or which challenge the validity or propriety of the transactions contemplated by this Agreement.

        (b)   There is no injunction, order, judgment, decree, or regulatory restriction imposed upon VBI, any of its Subsidiaries or the assets of VBI or any of its Subsidiaries.

        3.10    Taxes and Tax Returns.

        (a)   Each of VBI and its Subsidiaries has duly filed all Tax Returns required to be filed by it on or prior to the date hereof (all such returns being accurate and complete in all material respects), and has duly paid or made provision on the financial statements referred to in Sections 3.6 and 6.6 hereof in accordance with GAAP for the payment of all material Taxes which have been incurred or are due or claimed to be due from it by Taxing Authorities on or prior to the date hereof. All liability with respect to the Tax Returns of VBI and its Subsidiaries has been satisfied for all years to and including 2004. The Internal Revenue Service ("IRS") has not notified VBI of, or to the Knowledge of VBI otherwise asserted, that there are any material deficiencies with respect to the federal income Tax Returns of VBI or any of its Subsidiaries. The Colorado Department of Revenue has not notified VBI of, or to the Knowledge of VBI otherwise asserted, that there are any material deficiencies with respect to the Colorado Tax Returns of VBI or any of its Subsidiaries. There are no material disputes pending with respect to, or to the Knowledge of VBI, claims asserted for, Taxes or assessments upon VBI or any of its Subsidiaries. In addition, Tax Returns which are accurate and complete in all material respects have been filed by VBI and its Subsidiaries for all periods for which returns were due with respect to income tax withholding, Social Security and unemployment taxes and the amounts shown on such Tax Returns to be due and payable have been paid in full or adequate provision therefor in accordance with GAAP has been included by VBI in the financial statements referred to in Sections 3.6 and 6.6 hereto. The unpaid Taxes of VBI and its Subsidiaries (i) did not, as of the date of any financial statement referred to in Sections 3.6 and 6.6 hereto, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of such financial statements (excluding the notes thereto) and (ii) will not exceed such reserve as adjusted for the passage of time though the Closing Date in accordance with past custom and practice of VBI in filing its Tax Returns. Neither VBI nor any of its Subsidiaries has been asked to consent to or consented to any currently effective waiver or extension of any statute of limitations with respect to any Tax. Neither VBI nor any Subsidiary has made an election under Section 341(f) of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC"). VBI has provided or made available to Acquirer complete and correct copies of its Tax Returns and all material correspondence and documents, if any, relating directly or indirectly to taxes for VBI's fiscal years 2000, 2001, 2002, 2003 and 2004. For this purpose, "correspondence and documents" include, without limitation, amended Tax Returns, claims for refunds, notices from Taxing Authorities of proposed changes or adjustments to Taxes or Tax Returns, consents to assessment or collection of Taxes, acceptances of proposed adjustments, closing agreements, rulings and determination letters and requests therefor, and all other written communications to or from Taxing Authorities relating to any material Tax liability of VBI or any Subsidiary. VBI is not a "foreign person" as that term is used in § 1.1445-2 of the Treasury Regulations promulgated under the IRC. VBI is not a "United States real property holding corporation" within meaning of § 897 of the IRC and was not a "United States real property holding corporation" on any "determination date" (as defined in § 1.897-2(c) of such Regulations) that occurred during any relevant period. Neither VBI nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" within the meaning of Section 355(a)(1)(A) of the Code in a distribution of stock intended to qualify under Section 355(a) of the Code (a) in the two years prior to the date of this Agreement (or will constitute such a corporation in the two years prior to the Closing Date) or (b) in a distribution that otherwise constitutes part of a "plan" or "series of related transactions" within the meaning of Section 355(e) of the Code in conjunction with the Merger. Neither VBI nor any of its Subsidiaries has participated in any "reportable transaction" within the meaning of Treasury Regulation Section 1.6011-4. Neither VBI nor any of its Subsidiaries has ever been a member of a group filing consolidated, combined or unitary tax returns (other than the affiliated group of which VBI is the common parent). Other than that certain Tax Allocation Agreement dated May 20, 2002, by and among VBI, WestStar and First Western Mortgage Services, Inc., neither VBI nor any of its Subsidiaries is a party to any Tax sharing, allocation or indemnification agreement or arrangement.

        (b)   For purposes of this Agreement:

        "Tax" means any tax (including any income tax, capital gains tax, payroll, employment or withholding tax, value-added tax, franchise tax, sales or use tax, property tax, net worth tax, gift tax, or estate tax), levy, assessment, tariff, duty (including any customs duty), deficiency, or other fee, and any related charge or amount (including any fine, penalty, interest, or addition to tax), imposed, assessed, or collected by or under the authority of any Taxing Authority or payable pursuant to any tax-sharing agreement or any other contract relating to the sharing or payment of any such tax, levy, assessment, tariff, duty, deficiency, or fee.

        "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Taxing Authority in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any law, regulation or other legal requirement relating to any Tax.

        "Taxing Authority" means any:

          (i)    nation, state, county, city, town, village, district, or other jurisdiction of any nature;

          (ii)   federal, state, local, municipal, foreign, or other government;

          (iii)  governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

          (iv)  multi-national organization or body; or

          (v)   body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

        3.11    Employee Plans.

        (a)   For purposes of this Section 3.11, references to VBI shall include VBI and its Subsidiaries and any other entity which together with VBI would be deemed a "single employer" within the meaning of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Code Section 414(b), (c), (m) or (o). Section 3.11(a) of the VBI Disclosure Schedule sets forth a true and complete list of each employee benefit plan (within the meaning of Section 3(3) of ERISA), and each other employment, consulting, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit-sharing, deferred compensation, fringe benefit, flexible spending or other plan, arrangement or agreement providing compensation or benefits to any current or former employee, that is maintained or contributed to as of the date of this Agreement, or that has within the last eight years been maintained or contributed to, by VBI, or to which VBI is obligated to contribute, or under which VBI has any liability (collectively, the "Plans").

        (b)   VBI has heretofore delivered or made available to Acquirer true, correct and complete copies of each of the Plans and all related documents or, with respect to any such plan that is not in writing, a written description thereof, including but not limited to (as applicable) (i) the most recent determination letter from the IRS (if applicable) for such Plan, (ii) the current summary plan description and any summaries of material modification, (iii) all annual reports (Form 5500 series) for each Plan filed for the preceding three plan years, (iv) any related trust agreements, insurance contracts or documents of any other funding arrangements, (v) the most recent annual report, financial statement and/or actuarial report, (vi) all amendments, modifications or supplements to any such document and (vii) all substantive correspondence relating to any such Plan addressed to or received from the IRS, the Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency.

        (c)   Except as set forth at Section 3.11(c) of the VBI Disclosure Schedule, (i) each of the Plans has been operated and administered in all material respects in compliance with its terms and applicable Laws, including but not limited to ERISA and the Code, (ii) each of the Plans intended to be "qualified" within the meaning of Section 401(a) of the Code is so qualified, any trust created pursuant to any such Plan is exempt from federal income tax under Section 501(a) of the Code, each such Plan has received from the IRS a favorable determination letter to such effect upon which VBI is entitled to rely as to such matters, and VBI is not aware of any circumstance or event which could jeopardize the tax-qualified status of any such Plan or the tax-exempt status of any related trust, or which could cause the imposition of any liability, penalty or tax under ERISA or the Code with respect to any Plan, (iii) no Plan is subject to Title IV of ERISA, (iv) no Plan provides benefits, including, without limitation, death or medical benefits (whether or not insured), with respect to current or former employees of VBI beyond their retirement or other termination of service, other than (w) coverage mandated by applicable Law, (x) death benefits or retirement benefits under a Plan that is an "employee pension plan," as that term is defined in Section 3(2) of ERISA, (y) deferred compensation benefits under a Plan that are fully accrued as liabilities on the books of VBI, or (z) medical benefits the full cost of which is borne by the current or former employee (or his beneficiary), (vi) no Plan is a "multiemployer pension plan," as such term is defined in Section 3(37) of ERISA or a multiple employer plan within the meaning of Sections 4063 and 4064 of ERISA, nor has VBI contributed to or been obligated to contribute to any of the foregoing types of plans at any time in the prior six years, (vii) all contributions or other amounts payable by VBI as of the Effective Time with respect to each Plan and all other liabilities with respect to each Plan, in respect of current or prior plan years have been paid or accrued in accordance with generally accepted accounting practices and Section 412 of the Code, (viii) to the Knowledge of VBI, it has not engaged in a transaction in connection with which VBI could reasonably be expected to be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code, (ix) there are no pending, or to the Knowledge of VBI, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the Plans or any trusts related thereto by any current or former employee of VBI or their beneficiaries, (x) there does not now exist, nor do any circumstances exist that could result in, any liability (w) under Title IV of ERISA, (x) under Section 302 of ERISA, (y) under Sections 412 and 4971 of the Code or (z) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, and (xi) no Plan, program, agreement or other arrangement, either individually or collectively, provides for any payment by VBI that would not be deductible under Code Sections 162(a)(1), 162(m) or 404 or that would constitute a "parachute payment" within the meaning of Code Section 280G after giving effect to the transactions contemplated by this Agreement (either alone or in conjunction with any other event), nor would the execution of this Agreement, the performance of the obligations hereunder, the consummation of the transactions contemplated hereby or approval of this Agreement by the Board of Directors or shareholders of VBI (either alone or in conjunction with any other event) (A) accelerate the time of payment, funding or vesting of any payments or benefits or the forgiveness of indebtedness, (B) increase the compensation or benefits payable or to be provided to any employee, officer or director, (C) prohibit the amendment or termination of any Plan or the reversion of the assets of any Plan. VBI is not a party to any loan or other extension of credit to or on behalf of any employee, officer or director that is prohibited under Section 402 of the Sarbanes Oxley Act. Each individual who renders services to VBI who is classified by VBI as having the status of an independent contractor or other non-employee status for any purpose (including for purposes of taxation and tax reporting and under the Plans) is properly so characterized.

        (d)   VBI is not a party to or bound by any labor or collective bargaining agreement and there are no organizational campaigns, petitions or other unionization activities seeking recognition of a collective bargaining unit with respect to, or otherwise attempting to represent, any of the employees of VBI. There are no labor related controversies, strikes, slowdowns, walkouts or other work stoppages pending or, to the knowledge of VBI, threatened and VBI has not experienced any such labor related controversy, strike, slowdown, walkout or other work stoppage within the past three years. VBI is not a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to employees or employment practices. VBI is in compliance with all applicable laws, statutes, orders, rules, regulations, policies or guidelines of any Governmental Entity relating to labor, employment, termination of employment or similar matters and have not engaged in any unfair labor practices or similar prohibited practices.

        3.12    Contracts.

        (a)   Neither VBI nor any of its Subsidiaries is a party to or bound by, and none of the properties or assets of VBI or any of its Subsidiaries are bound by, any contract, arrangement or commitment (i) with respect to the employment of any directors, officers, employees or consultants; (ii) which, upon the consummation of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional acts or events) result in any payment or benefits (whether of severance pay or otherwise) becoming due from Acquirer, VBI, or any of their respective Subsidiaries to any director, officer or employee thereof; (iii) that contain any non-compete, exclusive dealing, marketing alliance or similar provision or that otherwise restricts materially or purports to restrict materially the conduct of any line of business by VBI or any of its Subsidiaries or, upon consummation of the Merger, will restrict or would purport to restrict the ability of the Surviving Corporation or any of its Subsidiaries to engage in any line of business in which a financial holding company or bank holding company may lawfully engage; (iv) with or to a labor union or guild (including any collective bargaining agreement); (v) providing for the indemnification of any person that could be in any material amount; (vi) any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, or any rights of VBI or any of its Subsidiaries will be diminished, by the execution and delivery of this Agreement or the consummation of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement (including as to this clause (vi), any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan); (vii) which provides for any joint venture, trust or similar arrangement; (viii) with any Affiliated Person (or any Affiliate thereof) that (A) were entered into outside the ordinary course of business of VBI, (B) are not on an arm's-length basis, or (C) have at any time in the past three years involved expenditures by, or revenues for, VBI and its Subsidiaries, taken as a whole, in excess of $50,000 individually; or (ix) that is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement that has not been filed or incorporated by reference in the SEC Reports filed prior to the date hereof. There are no employment, consulting and compensation agreements to which VBI or any of its Subsidiaries is a party. Section 3.12(a) of the VBI Disclosure Schedule sets forth a list of all material contracts (as defined in Item 601(b)(10) of Regulation S-K or otherwise in an amount greater than $100,000 per annum) of VBI and its Subsidiaries. Each contract, arrangement or commitment of the type described in this Section 3.12(a), whether or not set forth in Section 3.12(a) of the VBI Disclosure Schedule, is referred to herein as a "VBI Contract," and neither VBI nor any of its Subsidiaries has received notice of, nor do any executive officers of such entities know of, any violation of any VBI Contract.

        (b)   (i) Each VBI Contract is valid and binding and in full force and effect, (ii) VBI and each of its Subsidiaries has, and, to the Knowledge of VBI, each other party has, in all material respects performed all obligations required to be performed by it to date under each VBI Contract, and (iii) no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute, a default on the part of VBI or any of its Subsidiaries under any such VBI Contract, except where such default is not likely to have, either individually or in the aggregate, a Material Adverse Effect on VBI.

        3.13    Agreements with Governmental Entities.

        Neither VBI nor any Subsidiary (or their respective employees, officers or directors) is, or has been at any time during the past 5 years, subject to any cease-and-desist or other order issued by, or is a party to any formal or informal regulatory enforcement action, including any written agreement, consent agreement or memorandum of understanding with, or has adopted any board resolutions at the request of (each, whether or not set forth on Section 3.13 of the VBI Disclosure Schedule, a "Regulatory Agreement"), any Governmental Entity, nor has VBI or any Subsidiary been advised by any Governmental Entity that it is considering issuing or requesting any Regulatory Agreement. There are no outstanding unresolved criticisms of VBI or any of its Subsidiaries in connection with any examination thereof by any Governmental Entity.

        3.14    Environmental Matters.

        (a)   Each of VBI and the Subsidiaries is in material compliance with all Environmental Laws.

        (b)   There is no suit, claim, action, proceeding, investigation, remediation or notice pending or, to the Knowledge of VBI, threatened (or past or present actions or events that could form the basis of any such suit, claim, action, proceeding, investigation or notice), in which VBI or any of its Subsidiaries has been or, with respect to threatened suits, claims, actions, proceedings, investigations, remediation or notices may be, named as a defendant or which seek to impose, or reasonably could be expected to result in the imposition, on VBI or any of its Subsidiaries any liabilities or obligation in each case (x) for alleged material noncompliance (including by any predecessor), with any Environmental Law or (y) relating to any material release into the environment of any Hazardous Material, occurring at or on a site owned, leased or operated by VBI or any Subsidiary, or to the Knowledge of VBI, relating to any material release into the environment of any Hazardous Material, occurring at or on a site not owned, leased or operated by VBI or any Subsidiary, and to the Knowledge of VBI, there is no reasonable basis for, or circumstances that are reasonably likely to give rise to, any such proceeding, claim, action, investigation or remediation by any Governmental Entity or any third party.

        (c)   To the Knowledge of VBI, during the period of VBI's or any Subsidiary's ownership, tenancy or operation of any property (including any property owned, operated or leased by the VBI or any of its Subsidiaries), there has not been any material release of Hazardous Materials in, on, under or affecting any such property that requires remediation or otherwise could reasonably be expected to result in the imposition on VBI or any of its Subsidiaries (or any of their respective assets or properties) under any Environmental Law.

        (d)   Neither VBI nor any of its Subsidiaries is a party to any agreement, order, judgment or decree by or with any Governmental Entity or third party imposing any material liability or obligation under any Environmental Law.

        (e)   For purposes of this section 3.14, (i) the term "Hazardous Material" means any hazardous waste, petroleum product, polychlorinated biphenyl, chemical, pollutant, contaminant, pesticide, radioactive substance, or other toxic material, or other material or substance (in each such case, other than small quantities of such substances in retail containers) regulated under any Environmental Law; (ii) the term "Environmental Law" means any applicable Law relating to the protection of human health and safety of the environment.

        3.15    Reserves for Losses.

        All reserves or other allowances for possible losses reflected in the SEC Reports complied with all Laws and GAAP. Neither VBI nor WestStar has been notified by the FDIC, the FRB, the CDB or VBI's current or former independent auditors, in writing or otherwise, that such reserves are inadequate or that the practices and policies of VBI or WestStar in establishing such reserves and in accounting for delinquent and classified assets generally fail or failed to comply with applicable accounting or regulatory requirements, or that the FDIC, the FRB, the CDB or VBI's independent auditors believes or believed such reserves to be inadequate or inconsistent with the historical loss experience of VBI or WestStar. VBI has previously furnished Acquirer with a complete list of all extensions of credit and other real estate owned ("OREO") that have been classified by any bank or trust examiner (regulatory or internal) as other loans substandard, doubtful, loss, classified or criticized, credit risk assets, concerned loans or words of similar import. VBI agrees to update such list no less frequently than monthly after the date of this Agreement until the earlier of the Closing Date or the date that this Agreement is terminated in accordance with Section 8.1. All OREO held by VBI or WestStar is being carried net of reserves at the lower of cost or estimated net realizable value.

        3.16    Properties and Assets.

        Section 3.16 of the VBI Disclosure Schedule lists (i) all real property owned by VBI or any Subsidiary; (ii) each real property lease, sublease or installment purchase arrangement to which VBI or any Subsidiary is a party; (iii) a description of each contract for the purchase, sale, or development of real estate to which VBI or any Subsidiary is a party; and (iv) all items of VBI's or any Subsidiary's tangible personal property and equipment with a book value of $50,000 or more or having any annual lease payment of $50,000 or more. Except for (a) items reflected in VBI's consolidated financial statements as of December 31, 2005 referred to in Section 3.6 hereof, (b) exceptions to title that do not interfere materially with VBI's or any Subsidiary's use and enjoyment of owned or leased real property (other than OREO) or otherwise materially impair business operations at, or the value of, such properties, (c) liens for current real estate taxes not yet due or payable, or being contested in good faith, properly reserved against (and reflected on the financial statements referred to in Section 3.6 above), and (d) items listed in Section 3.16 of the VBI Disclosure Schedule, VBI and each Subsidiary has good and, as to owned real property, marketable and insurable title to all their properties and assets, free and clear of all liens, claims, charges and other encumbrances of any nature whatsoever. VBI and each Subsidiary, as lessees, have the right under valid and subsisting leases to occupy, use and possess all property leased by them, and neither VBI nor any Subsidiary has experienced any material uninsured damage or destruction with respect to such properties since December 31, 2002. All properties and assets used by VBI and each Subsidiary are in good operating condition and repair, are suitable for the purposes for which they are currently utilized and, to the Knowledge of VBI, comply in all material respects with all Laws relating thereto now in effect or scheduled to come into effect. VBI and each Subsidiary enjoy peaceful and undisturbed possession under all leases for the use of all property under which they are the lessees, and all leases to which VBI or any Subsidiary is a party are valid and binding obligations in accordance with the terms thereof. Neither VBI nor any Subsidiary is in default in any material respect with respect to any such lease, and there has occurred no default by VBI or any Subsidiary or event which with the lapse of time or the giving of notice, or both, would constitute a default in any material respect under any such lease. To the Knowledge of VBI, there are no Laws, conditions of record, or other impediments which interfere materially with the intended use by VBI or any Subsidiary of any of the property owned, leased, or occupied by any of them. No real property leases or agreements to which VBI or any Subsidiary is a party will require any consent as a result of the transactions contemplated hereby.

        3.17    Insurance.

        Section 3.17 of the VBI Disclosure Schedule contains a true, correct and complete list of all insurance policies and bonds maintained by VBI and each of its Subsidiaries, including the name of the insurer, the policy number, the type of policy and any applicable deductibles, and all such insurance policies and bonds or other insurance policies and bonds that have, from time to time, in respect of the nature of the risks insured against and amount of coverage provided are in full force and effect and have been in full force and effect since their respective dates of inception. As of the date hereof, neither VBI nor any Subsidiary has received any notice of cancellation or amendment of any such policy or bond or is in default under any such policy or bond, no coverage thereunder is being disputed and all material claims thereunder have been filed in a timely fashion. The existing insurance carried by VBI and Subsidiaries is and will continue to be, in respect of the nature of the risks insured against and the amount of coverage provided, sufficient for compliance by VBI and its Subsidiaries with all requirements of Law and agreements to which VBI or any of its Subsidiaries is subject or is party. True, correct and complete copies of all such policies and bonds reflected at Section 3.17 of the VBI Disclosure Schedule, as in effect on the date hereof, have been delivered to Acquirer.

        3.18    Compliance with Applicable Laws.

        (a)   VBI and each of its Subsidiaries has complied, and complies, in all material respects with all Laws applicable to it or its assets and properties or to the operation of its business. Neither VBI nor any Subsidiary has Knowledge of, or has received any notice of, any material alleged or threatened claim, violation, or liability under any such Laws that has not heretofore been cured in full and for which there is no remaining liability or obligation. Other than as required by (and in material conformity with) Law, neither VBI nor any of its Subsidiaries acts as a fiduciary for any Person, or administers any account for which it acts as a fiduciary, including as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor.

        (b)   VBI and each of its Subsidiaries holds, and has held, all material licenses, franchises, permits and authorizations of, and has made all filings, applications and registrations with, all Governmental Entities that are necessary for the ownership and lease of its respective properties and the lawful conduct of its respective business, all of which licenses, franchises, permits and authorizations are in full force and effect and, to the knowledge of VBI, no denial, suspension or cancellation of any of them is threatened.

        3.19    Loans and Investment Securities.

        (a)   All loan agreements, notes or borrowing arrangements (including leases, credit enhancements, commitments, guarantees and interest-bearing assets) payable to VBI or any Subsidiary, or in which VBI or any Subsidiary has an interest (collectively, "Loans"), comply in all material respects with all

Laws, including, but not limited to, applicable usury statutes, underwriting and recordkeeping requirements and the Truth in Lending Act, the Equal Credit Opportunity Act, and the Real Estate Settlement Procedures Act, and other applicable consumer protection statutes and the regulations thereunder.

        (b)   All Loans (i) have been made or acquired by VBI in accordance with customary board of director-approved loan policies, except where such failure is not likely to have, either individually or in the aggregate, a Material Adverse Effect, and (ii) are evidenced by notes, agreements or other evidences of indebtedness which are true, genuine and what they purport to be, (iii) are free and clear of any liens, pledges, charges and security interests and similar encumbrances ("Liens"), except as set forth in the loan approval documentation, and (iv) are collectible, except to the extent reserves have been made against such Loans in VBI's consolidated financial statements at March 31, 2006 referred to in Section 3.6 hereof. Each of VBI and each Subsidiary holds mortgages contained in its loan portfolio for its own benefit to the extent of its interest shown therein; such mortgages evidence liens having the priority indicated by the terms of such mortgages, including the associated loan documents, subject, as of the date of recordation or filing of applicable security instruments, only to such exceptions as are discussed in attorneys' opinions regarding title or in title insurance policies in the mortgage files relating to the Loans secured by real property or are not material as to the collectibility of such Loans; and, neither VBI nor any Subsidiary has taken any action which would result in a waiver or negation of any rights or remedies available against the borrower or guarantor, if any, on any Loan. All applicable remedies against all material borrowers and guarantors are enforceable except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights and except as may be limited by the exercise of judicial discretion in applying principles of equity. All Loans purchased or originated by VBI or any Subsidiary and subsequently sold by VBI or any Subsidiary have been sold without recourse to VBI or any Subsidiary and without any liability under any yield maintenance or similar obligation. True, correct and complete copies of Loan delinquency reports as of March 31, 2006 prepared by VBI and each Subsidiary, which reports include all Loans delinquent or otherwise in default that are more than 30 days past due and in excess of $50,000, have been furnished to Acquirer. True, correct and complete copies of the currently effective lending policies and practices of VBI and each Subsidiary also have been furnished to Acquirer.

        (c)   Each outstanding loan participation sold by VBI or any Subsidiary was sold with the risk of non-payment of all or any portion of that underlying Loan to be shared by each participant (including VBI or any Subsidiary) proportionately to the share of such Loan represented by such participation without any recourse of such other lender or participant to VBI or any Subsidiary for payment or repurchase of the amount of such Loan represented by the participation or liability under any yield maintenance or similar obligation. VBI and any Subsidiary have properly fulfilled in all material respects its contractual responsibilities and duties in any Loan in which it acts as the lead lender or servicer and has complied in all material respects with its duties as required under applicable regulatory requirements.

        (d)   VBI and each Subsidiary have properly perfected or caused to be properly perfected all security interests, liens, or other interests in any collateral securing any Loans made by it, except where such non-perfection is not likely to have, either individually or in the aggregate, a Material Adverse Effect.

        (e)   Section 3.19(e) of the VBI Disclosure Schedule sets forth a list of all Loans or other extensions of credit in excess of $25,000 to all directors, officers and employees, and any other person covered by Regulation O of the FRB.

        (f)    Section 3.19(f) of the VBI Disclosure Schedule sets forth a list of all investments in any equity or other securities held by VBI or any Subsidiary.

        3.20    Ownership of Acquirer Common Stock.

        Neither VBI nor any of its directors, executive officers, Affiliated Person or other affiliates (i) beneficially own, directly or indirectly through an Affiliated Person or other affiliate, or (ii) is a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, in each case, any shares of outstanding capital stock of Acquirer (other than those agreements, arrangements or understandings specifically contemplated hereby).

        3.21    Fairness Opinion.

        VBI has received an opinion from Allen & Company to the effect that, in its opinion, the consideration to be paid to shareholders of VBI hereunder is fair to such shareholders from a financial point of view (the "Fairness Opinion"). Such opinion has not been amended or rescinded as of the date of this Agreement.

        3.22    VBI Information.

        The information relating to VBI and its Subsidiaries provided by VBI for inclusion in the Proxy Statement, or in any application, notification or other document filed with any other Regulatory Agency or other Governmental Entity in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading. The VBI notice of the Special Meeting (as defined in section 6.3 hereof) (except for the portions thereof relating solely to Acquirer or any of its Subsidiaries, as to which VBI makes no representation or warranty) will comply in all material respects with the provisions of the CBCA.

        3.23    State Takeover Laws.

        The Board of Directors of VBI has approved this Agreement and the agreements and transactions contemplated hereby to the extent required to render inapplicable to all such agreements and transactions any "moratorium," "control share," "fair price," "takeover" or "interested shareholder" law that might otherwise apply.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF ACQUIRER

        Acquirer, hereby make the following representations and warranties to VBI as set forth in this Article IV, each of which is being relied upon by VBI as an inducement to enter into and perform this Agreement.

        4.1    Corporate Organization.

        Acquirer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Acquirer has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to so qualify would not have a material adverse effect on the ability of Acquirer to consummate the transactions contemplated hereby.

        4.2    Authority; No Violation.

        (a)   Acquirer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, subject to receipt of the required regulatory approvals specified herein, and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Acquirer. No other corporate proceedings on the part of Acquirer are necessary to approve this

Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Acquirer and (assuming due authorization, execution and delivery by VBI) will constitute valid and binding obligations of Acquirer, enforceable against Acquirer in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar law affecting creditors' rights and remedies generally.

        (b)   Neither the execution and delivery of this Agreement by Acquirer, nor the consummation by Acquirer, of the transactions contemplated hereby, nor compliance by Acquirer with any of the terms or provisions hereof, will (i) violate any provision of the Certificate of Incorporation or Bylaws of Acquirer, or (ii) assuming that the consents and approvals referred to in Section 4.3 are duly obtained, (x) violate any Laws applicable to Acquirer or any of its respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the respective properties or assets of Acquirer under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Acquirer is a party, or by which they or any of their respective properties or assets may be bound or affected, except for such violations, conflicts, breaches, defaults, accelerations, or terminations that would not have a material adverse effect upon the ability of Acquirer to perform its obligations under, and to consummate the transactions contemplated by, this Agreement and the Plan of Merger.

        4.3    Regulatory Approvals.

        (a)   Except for (i) the filing of applications, notices or waiver requests, as applicable, with the FRB under the BHCA and FRB regulations thereunder, and with the CDB under the Colorado Banking Code and CDB regulations thereunder, (ii) the filing with the SEC of the Proxy Statement, and (iii) the filing of the Plan of Merger with the Secretary of State of Colorado pursuant to the CBCA, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary in connection with the execution and delivery by Acquirer of this Agreement and the consummation by Acquirer of the Merger and the other transactions contemplated hereby, except for such consents, approvals or filings the failure of which to be obtained would not have a material adverse effect upon the ability of Acquirer to perform its obligations under, and to consummate the transactions contemplated by, this Agreement and the Plan of Merger.

        (b)   Acquirer has no Knowledge of any reason why approval or effectiveness of any of the applications, notices or filings referred to in Section 4.3(a) cannot be obtained or granted on a timely basis.

        4.4    Agreements with Governmental Entities.

        Neither Acquirer nor any Subsidiary is subject to any cease-and-desist or other order issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or has adopted any board resolutions at the request of any Governmental Entity that restricts the conduct of its business or that in any manner relates to its capital adequacy, its credit policies, its management or its business, nor has Acquirer or any Subsidiary been advised by any Governmental Entity that it is considering issuing or requesting any Regulatory Agreement, in each case that would have a material adverse effect upon the ability of Acquirer to perform its obligations under, and to consummate the transactions contemplated by, this Agreement and the Plan of Merger.

        4.5    Adequate Resources.

        Acquirer has or will have at the Effective Time cash on hand or borrowing availability under financing arrangements from financially responsible third parties, or a combination thereof, in an aggregate amount sufficient to enable Acquirer to pay in full the Merger Consideration and all fees and expenses payable by Acquirer in connection with this Agreement and the transactions contemplated thereby.

        4.6    Legal Proceedings.

        Acquirer is not a party to any, and there are no pending or, to the Knowledge of Acquirer, threatened legal, administrative, arbitration or other proceedings, claims, actions or governmental investigations of any nature against Acquirer, except such proceedings, claims actions or governmental investigations which in the good faith judgment of Acquirer would not have an adverse effect on the ability of Acquirer to consummate the transactions contemplated hereby.

        4.7    Acquirer Information.

        The information relating to Acquirer and its Subsidiaries to be provided by Acquirer to VBI for inclusion in the Proxy Statement to be used in soliciting the approval of VBI's shareholders at the Special Meeting (as defined in Section 6.3) will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

        4.8    Broker's Fees.

        Neither Acquirer nor any Subsidiary nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

ARTICLE V
COVENANTS RELATING TO CONDUCT OF BUSINESS

        5.1    Covenants of VBI.

        During the period from the date of this Agreement and continuing until the Effective Time, except as expressly contemplated or permitted by this Agreement, or with the prior written consent of Acquirer, VBI shall, and shall cause each Subsidiary of VBI to, carry on their respective businesses only in the ordinary course consistent with past practices and consistent with prudent banking practices. During the period from the date of this Agreement and continuing until the Effective Time, VBI will use its commercially reasonable best efforts, consistent with historical practices, to (x) preserve its business organization and that of each Subsidiary intact, (y) keep available to itself and Acquirer the present services of the officers and employees of VBI and each Subsidiary and (z) preserve for itself and Acquirer the goodwill of the customers of VBI and each Subsidiary and others with whom business relationships exist. Without limiting the generality of the foregoing, and except as expressly set forth in the correspondingly enumerated subsection of Schedule 5.1 to the VBI Disclosure Schedule or as otherwise expressly contemplated by this Agreement or with the prior written consent of Acquirer, which consent shall not be unreasonably withheld or delayed, during the period from the date of this Agreement and continuing until the Effective Time, VBI shall not, and shall not permit any Subsidiary to:

        (a)   declare or pay any dividends on, or make other distributions in respect of, any of its capital stock (except for the payment of the second and third quarter cash dividends by VBI (not to exceed $0.07 per share on the VBI Common Shares and with declaration, record and payment dates consistent with past practice) in the third and fourth quarters of VBI's fiscal year ended December 31, 2006);

        (b)   (i) split, combine or reclassify any shares of its capital stock or issue, authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (ii) repurchase, redeem or otherwise acquire (except for the acquisition of Trust Account Shares and DPC Shares, as such terms are defined in Section 1.4(c) hereof, in the ordinary course of business consistent with past practice), any shares of the capital stock of VBI or any Subsidiary, or any securities convertible into or exercisable for any shares of the capital stock of VBI or any of its Subsidiaries;

        (c)   issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares, or enter into any agreement with respect to any of the foregoing;

        (d)   amend its Articles of Incorporation, Bylaws or other similar governing documents;

        (e)   directly or indirectly (and will instruct its officers, directors, employees, accountants, consultants, legal counsel, investment bankers, advisors, agents and other representatives, (collectively, "Representatives") not to, directly or indirectly), initiate, solicit, facilitate or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or reasonably may be expected to lead to, any Competing Proposal (as defined in Section 9.13 hereof), or enter into or maintain discussions or negotiate with any person in furtherance of or relating to such inquiries or to obtain a Competing Proposal, or agree to, enter into any agreement regarding or endorse any Competing Proposal, or authorize or permit any Representative of VBI or any of its Subsidiaries to take any such action, and VBI shall use its reasonable best efforts to cause the Representatives of VBI and of its Subsidiaries not to take any such action, and VBI shall promptly notify Acquirer (but in no event later than 24 hours after receipt) if any such inquiries or proposals are made regarding a Competing Proposal or if any request for nonpublic information is made relating to VBI or any of its Subsidiaries or for access to the properties, books or records of VBI or any Subsidiary that relates to or could reasonably be expected to relate to a Competing Proposal, and VBI shall keep Acquirer informed, on a current basis, of the status and terms of any such proposals (including by notifying Acquirer promptly (and in no event later than 24 hours after receipt) if any material modification of or material amendment to any Competing Proposal is made); provided, however, that prior to such time as the shareholders of VBI shall have adopted and approved this Agreement in accordance with Colorado Law, nothing contained in this Section 5.1(e) shall prohibit the Board of Directors of VBI from, in connection with a Superior Competing Transaction (as defined in Section 9.13 hereof), furnishing information to, or entering into discussions or negotiations with, any person that makes an unsolicited bona fide proposal to acquire VBI pursuant to a merger, consolidation, share exchange or other similar transaction, if, and only to the extent that and so long as, (A) the Board of Directors of VBI, after consultation with outside legal counsel, determines in good faith that failure to take such action would result in a breach of its fiduciary duties to shareholders imposed by Colorado Law, (B) VBI and its Subsidiaries are otherwise in material compliance with Section 6.3, Section 6.7(b) and this Section 5.1(e) (including, prior to furnishing such information to, or entering into discussions or negotiations with, such person, by VBI providing written notice to Acquirer to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person), (C) prior to furnishing such information to such person, VBI receives from such person an executed confidentiality agreement with terms substantially similar to and no less favorable to VBI than those contained in the Confidentiality Agreement by and between Acquirer and VBI, dated as of October 7, 2005 (the "Confidentiality Agreement"), and (D) VBI keeps Acquirer informed, on a current basis, of the status and details of any such discussions or negotiations as provided above;

        (f)    make individual capital expenditures of $50,000, or capital expenditures of $250,000 in the aggregate;

        (g)   enter into any new line of business;

        (h)   (i) acquire or agree to acquire, by merging or consolidating with, or by purchasing an equity interest in or the assets of, or by investing in or making contributions to capital or property transfers to, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or (B) any stock, securities, property or assets, or (ii) otherwise acquire any stock, securities, property or assets, other than, in the case of this clause (ii), acquisitions of property or assets in connection with foreclosures, settlements in lieu of foreclosure or troubled loan or debt restructurings in each case in the ordinary course of business consistent with past banking practices or otherwise in the ordinary course of business consistent with past practices that are not, individually or in the aggregate, material to VBI and its Subsidiaries, taken as a whole;

        (i)    sell, transfer, mortgage, encumber or otherwise dispose of any properties or assets to any individual, corporation or other entity other than a Subsidiary or cancel, release or assign any material amount of indebtedness to any such person or any claims held by any such person, in each case other than in the ordinary course of business consistent with past practice;

        (j)    take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue or in any of the conditions to the Merger set forth in Article VII not being satisfied, or in a violation of any provision of this Agreement;

        (k)   change its principles, practices or methods of accounting in effect at December 31, 2005 except as required by changes in GAAP or regulatory accounting principles after December 31, 2005 as concurred to by Acquirer's independent auditors;

        (l)    (i) except as required by applicable law or this Agreement or to maintain qualification pursuant to the Code, adopt, amend, renew or terminate any Plan or any agreement, arrangement, plan or policy between VBI or any Subsidiary and one or more of its current or former directors, officers or employees, (ii) increase in any manner the compensation or benefits of any director, officer or other employee who is a party to a contract relating to employment, change of control or severance whether or not disclosed in Schedule 3.12 of this Agreement, or pay any amounts or benefits to any current or former director, officer or employee not required by any plan or agreement as in effect as of the date hereof (including, without limitation, the payment of bonuses and the granting of stock options, stock appreciation rights, restricted shares, restricted share units or performance units or shares), (iii) enter into, modify or renew any contract, agreement, commitment or arrangement providing for the payment of compensation or benefits to any current or former director, officer or employee, (iv) increase in any manner the compensation or benefits of any current or former employee who is not a director or executive officer or who is not a party to a contract relating to employment, change of control or severance, (v) hire any new officer or employee at an annual compensation in excess of $65,000, (vi) promote to a rank more senior than vice president any employee, (vii) accelerate the vesting or time of payment of any compensation or benefits of any director, officer or employee, or (viii) take any other action with respect to, including an interpretation of, any Plan, arrangement, agreement or policy that would be a violation of the foregoing covenants;

        (m)  except for Federal Home Loan Bank advances or short-term borrowings with a maturity of one year or less in the ordinary course of business consistent with past practices that are prepayable without penalty, incur any indebtedness for borrowed money; or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity;

        (n)   sell, purchase, enter into a lease, relocate, open or close any banking or other office, or file an application pertaining to such action with any Governmental Entity;

        (o)   make any equity investment or commitment to make such an investment in real estate or in any real estate development project, other than in connection with foreclosure, settlements in lieu of foreclosure or troubled loan or debt restructuring in each case in the ordinary course of business consistent with past banking practices;

        (p)   (i) make any new loans to, modify the terms of any existing loan to, or engage in any other transactions (other than routine banking transactions on terms generally available to third parties that are not, individually or in the aggregate, material to VBI or any of its Subsidiaries) with, any Affiliated Person of VBI or any Subsidiary or (ii) make any new loans to, increase amounts available under the terms of any existing loan to, any employee or Affiliated Person of VBI or its Subsidiaries (including immediate family members) other than, with respect to each such individual (including immediate family members), such loans and increases that are made in the ordinary course of business consistent with past practice and in accordance with existing WestStar lending policies and practices and that do not exceed $50,000 in the aggregate;

        (q)   incur deposit liabilities, other than in the ordinary course of business consistent with past practices and which would not change the risk profile of WestStar based on its existing deposit and lending policies;

        (r)   (i) except in the ordinary course of business consistent with past practice and, in the case of loans, in accordance with existing WestStar lending policies and practices, originate or make any loans or advances to any person or acquire any investment securities or (ii) make any capital contribution to, or investment in, any person (other than any acquisitions of investment securities permitted by clause (i) hereof);

        (s)   except in the ordinary course of business consistent with past practice and in accordance with existing WestStar investing policies and practices, make any investments;

        (t)    sell or purchase any mortgage loan servicing rights;

        (u)   make any investment in any derivative securities, or engage in any forward commitment, futures transaction, financial options transaction, hedging or arbitrage transaction or covered asset trading activities;

        (v)   foreclose upon or take a deed or title to any commercial real estate without first conducting a Phase I environmental assessment of the property that determines there are no "recognized environmental conditions" at the property within the meaning of ASTM E-1527-00 that require investigation or remediation;

        (w)  propose, commence or settle any legal, administrative, arbitration or other proceeding, claim, action or governmental or regulatory investigation of any nature, other than settlements of loan related proceedings with borrowers in the ordinary course of business consistent with past practice, involving amounts in excess of $50,000;

        (x)   file or amend any Tax Return other than in the ordinary course of business, make, change or revoke any material Tax election, change any annual Tax accounting period, or adopt or change any Tax accounting method, surrender any material claim for a refund of Taxes, enter into any material closing agreement with respect to Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to VBI or its Subsidiaries, or settle or compromise any material Tax liability;

        (y)   restructure or materially change its investment securities portfolio or its gap position, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported, or, unless required by GAAP or regulatory accounting requirements applicable to VBI or the applicable Subsidiary thereof, reclassify any investment security from held-to-maturity or available for sale to trading other than in the ordinary course of business and after prior consultation with Acquirer;

        (z)   change in any material respect the policies, practices and procedures governing the lending operations of VBI and its Subsidiaries, including the policies, practices and procedures governing credit and collection matters;

        (aa) enter into any contract or agreement that would be a VBI Contract or terminate, amend in any material respect, or release or waive any material rights under, any VBI Contract or terminate, amend, release or waive any provisions of any confidentiality, standstill or similar agreements in place with any third parties; or

        (bb) authorize, agree or commit to do any of the actions set forth in (a) - (aa) above.

The consent of Acquirer to any action by VBI or any Subsidiary that is not permitted by any of the preceding paragraphs shall be evidenced by a writing signed by an officer of Acquirer.

        5.2    Merger Covenants.

        Notwithstanding that VBI believes that it has established all reserves and taken all provisions for possible loan losses required by GAAP and applicable laws, rules and regulations, VBI recognizes that Acquirer may have adopted different loan, accrual and reserve policies (including loan classifications and levels of reserves for possible loan losses). In that regard, and in general, from and after the date of this Agreement to the Effective Time, VBI shall consult and cooperate with Acquirer in order to formulate the plan of integration for the Merger as may be reasonably requested by Acquirer. Additionally, VBI shall consult and cooperate with Acquirer and use VBI's commercially reasonable best efforts to promptly terminate or modify the contracts set forth on Section 5.2 of the VBI Disclosure Schedule as requested by, and in such manner as acceptable to, Acquirer. In the event that VBI or any of its Subsidiaries shall initiate or establish any new lending relationship with credit exposure in excess of $2 million, VBI shall promptly notify Acquirer of such action.

        5.3    Compliance with Antitrust Laws.

        Each of Acquirer and VBI shall use its commercially reasonable best efforts to resolve objections, if any, which may be asserted with respect to the Merger under antitrust laws, including, without limitation, the HSR Act. In the event a suit is threatened or instituted challenging the Merger as violative of antitrust laws, each of Acquirer and VBI shall use its commercially reasonable best efforts to avoid the filing of, or resist or resolve such suit. Acquirer and VBI shall use their commercially reasonable best efforts to take such action as may be required: (a) by the Antitrust Division of the Department of Justice or the Federal Trade Commission in order to resolve such objections as either of them may have to the Merger under antitrust laws, or (b) by any federal or state court of the United States, in any suit brought by a private party or governmental entity challenging the Merger as violative of antitrust laws, in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order, or other order which has the effect of preventing the consummation of the Merger. Notwithstanding anything in this Agreement to the contrary, as used in this Agreement, "commercially reasonable best efforts" shall not include, among other things and to the extent Acquirer so desires, the willingness of Acquirer to accept an order containing (i) any requirement or condition for the divestiture, or the holding separate, of any assets of Acquirer or VBI or (ii) any requirement or condition that Acquirer reasonably determines to be unduly burdensome or otherwise to materially reduce the benefits for which it bargained in this Agreement (either of clauses (i) or (ii), a "Materially Burdensome Condition").

ARTICLE VI
ADDITIONAL AGREEMENTS

        6.1    Regulatory Matters.

        (a)   VBI shall promptly prepare and file with the SEC the Proxy Statement and shall use its commercially reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after such filing, and VBI shall thereafter mail or deliver the Proxy Statement to its shareholders. VBI shall notify Acquirer of the receipt of, and immediately provide to Acquirer true and complete copies of, any comments of the SEC with respect to the Proxy Statement or the transactions contemplated hereby and any requests by the SEC for any amendment or supplement thereto or for additional information.

        (b)   The Parties shall cooperate with each other and use their respective commercially reasonable best efforts to promptly (and in any event within 30 calendar days of the date hereof) prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals, clearances and authorizations of all third parties and Governmental Entities that are necessary or advisable to consummate the transactions contemplated by this Agreement (including the Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties or Governmental Entities. VBI and Acquirer shall have the right to review in advance, and, to the extent practicable, each will consult the other on, in each case subject to applicable laws relating to the confidentiality of information, all the information relating to VBI or Acquirer, as the case may be, and any of their respective Subsidiaries, which appear in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement; provided, however, that nothing contained herein shall be deemed to provide either party with a right to review any information provided by the other party to any Governmental Entity on a confidential basis in connection with the transactions contemplated hereby without the consent of such Governmental Entity. In exercising the foregoing right, each of the Parties shall act reasonably and as promptly as practicable. The Parties shall cooperate and consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated by this Agreement.

        (c)   VBI shall, upon request, furnish Acquirer with all information concerning VBI, WestStar and their directors, officers and shareholders and such other matters as may be reasonably necessary in connection with any statement, filing, notice or application made by or on behalf of Acquirer to any Governmental Entity in connection with the Merger or the other transactions contemplated by this Agreement.

        (d)   Acquirer shall, upon request, furnish VBI with all information concerning Acquirer as may be reasonably necessary for inclusion in Proxy Statement that may be furnished to shareholders of VBI in connection with the Special Meeting (as defined in Section 6.3 hereof). None of the information relating to Acquirer supplied or to be supplied by Acquirer to VBI expressly for inclusion in such Proxy Statement, as of the date such Proxy Statement is mailed to shareholders of VBI, at the time of any amendments thereto and at the time of the meeting of shareholders to which such Proxy Statement relates, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (e)   Each of Acquirer and VBI shall promptly (and in any event within two business days) inform the other party upon receipt of any communication from any Governmental Entity regarding the transactions contemplated by this Agreement. If Acquirer or VBI (or any of their respective Subsidiaries) receives a request for information or documents from any such Governmental Entity that is related to the transactions contemplated by this Agreement, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request. The parties agree not to participate, or to permit their Subsidiaries to participate, in any substantive meeting or discussion, either in person or by telephone, with any Governmental Entity in connection with the transactions contemplated by this Agreement unless it so consults with the other party in advance and, to the extent not prohibited by such Governmental Entity, gives the other party the opportunity to attend and participate. In furtherance and not in limitation of the foregoing, each of Acquirer and VBI shall promptly advise the other upon receiving any communication from any Governmental Entity the consent or approval of which is required for consummation of the transactions contemplated by this Agreement that causes such party to believe that there is a reasonable likelihood that any approvals required by Section 7.1(b) or Section 7.2(f), respectively, will not be obtained or that the receipt of any such approval may be materially delayed.

        6.2    Access to Information.

        (a)   Upon reasonable notice and subject to applicable Laws relating to the exchange of information, VBI shall accord to the officers, employees, accountants, counsel and other representatives of Acquirer, access, during normal business hours during the period prior to the Effective Time, to all its and its Subsidiaries' properties, books, contracts, commitments and records, and, during such period, VBI shall make available to Acquirer a copy of each report, schedule, registration statement and other document filed or received by it (including any of its Subsidiaries) during such period pursuant to the requirements of federal or state banking laws and all other information concerning its business, properties and personnel as Acquirer may reasonably request. Acquirer shall receive notice of all meetings of the VBI and WestStar Board of Directors and any committees thereof, and of any management committees (in all cases, at least as timely as all VBI and WestStar, as the case may be, representatives to such meetings are required to be provided notice). A representative of Acquirer shall be permitted to attend all meetings of the Board of Directors (except for the confidential portion of such meetings which relate to the Merger or a Competing Proposal or other confidential matters ("Confidential Matters") of VBI or WestStar, as the case may be) and such meetings of committees of the Board of Directors and management of VBI and WestStar which Acquirer reasonably desires. Acquirer will hold all such information in confidence to the extent required by, and in accordance with, the provisions of the Confidentiality Agreement.

        (b)   No investigation by either of the Parties or their respective representatives shall affect the representations and warranties of the other set forth herein.

        (c)   VBI shall provide Acquirer with true, correct and complete copies of all financial and other information provided to directors of VBI and WestStar in connection with meetings of their Boards of Directors or committees thereof.

        6.3    Shareholder Meeting.

        VBI shall take all reasonable steps necessary to duly call, give notice of, convene and hold a meeting of its shareholders as promptly as practicable after the date of this Agreement for the purpose of voting upon the approval of this Agreement and the Merger (the "Special Meeting"). Management and the Board of Directors of VBI shall recommend to VBI's shareholders approval of this Agreement, including the Merger, and the transactions contemplated hereby, together with any matters incident thereto, shall not (x) withdraw, modify or qualify in any manner adverse to Acquirer such recommendation or (y) take any other action or make any other public statement inconsistent with such recommendation (collectively, a "Change in Recommendation"), in each case except and to the extent that the Board of Directors of VBI determines in good faith, in light of a Superior Competing Transaction occurring after the date of this Agreement and prior to the vote on the Merger at the Special Meeting, and after consultation with outside legal counsel, that failure to do so would result in a breach of its fiduciary duties under applicable Colorado law; provided, however, that notwithstanding anything to the contrary in the foregoing, VBI shall hold its Special Meeting in accordance with the first sentence of this Section 6.3 and submit this Agreement to its shareholders for approval at the Special Meeting even if there shall have been a Change in Recommendation.

        6.4    Legal Conditions to Merger.

        Each of Acquirer and VBI shall use their commercially reasonable best efforts (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements which may be imposed on such party with respect to the Merger and, subject to the conditions set forth in Article VII hereof, to consummate the transactions contemplated by this Agreement and (b) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity and any other third party which is required to be obtained by VBI or Acquirer, as applicable, in connection with the Merger and the other transactions contemplated by this Agreement.

        6.5    Employees.

        (a)   To the extent permissible under the applicable provisions of the Code and ERISA, (i) for purposes of crediting periods of service for eligibility to participate and vesting under the section 401(k) plan maintained by Acquirer, individuals who are employees of VBI or any Subsidiary at the Effective Time ("Covered Employees") and who become eligible to participate in such plan will be credited with periods of service with VBI or any Subsidiary before the Effective Time as if such service had been with Acquirer to the same extent such service was recognized by VBI for the same purpose and (ii) for purposes of determining eligibility for vacation under Acquirer's vacation policy, Covered Employees who become employees of Acquirer or any of its Subsidiaries as of the Effective Time will be credited with periods of service with VBI or any Subsidiary before the Effective Time as if such service had been with Acquirer to the same extent such service was recognized by VBI for the same purpose; provided, in each case, that in no event shall prior service be recognized to the extent that to do so would result in a duplication of benefits.

        (b)   If required by Acquirer in writing delivered to VBI not less than five business days before the Closing Date, VBI and each Subsidiary, as applicable, shall, effective as immediately prior to or after the Closing Date (at Acquirer's election), (i) terminate any Plan that includes a qualified cash or deferred arrangement within the meaning of Code Section 401(k) (collectively, the "401(k) Plans") and no further contributions shall be made to any 401(k) Plan after such termination, (ii) freeze the 401(k) Plans and no further contributions shall be made to any 401(k) Plan after such freeze, or (iii) cause the 401(k) Plans to be merged in to the Acquirer 401(k) Plan as soon as administratively possible after the Closing Date and the participants of the 401(k) Plans shall be governed by the Acquirer 401(k) Plan. VBI shall provide to Acquirer (i) certified copies of resolutions adopted by the Board of Directors of VBI or such Subsidiary, as applicable, authorizing any such termination or amendment and (ii) an executed amendment to each 401(k) Plan in form and substance reasonably satisfactory to Acquirer to conform the plan document for such Plan with all applicable requirements of the Code and regulations thereunder relating to the tax-qualified status of such Plan.

        (c)   After the Effective Time, except to the extent that Acquirer or its Subsidiaries continues Plans in effect, Covered Employees will be eligible for employee benefits that Acquirer or its Subsidiaries, as the case may be, provide to similarly situated employees generally and, except as otherwise required by this Agreement, on substantially the same basis as is applicable to such employees, provided that nothing in this Agreement shall require any duplication of benefits. With respect to any health, dental or vision plan of VBI or any of its Subsidiaries in which any Covered Employee is eligible to participate in the plan year that includes the year in which the Effective Time occurs, Acquirer will or will cause its Subsidiaries to (i) waive any limitations as to pre-existing condition exclusions and waiting periods for participation and coverage that are applicable under the health, dental or vision plans of

Acquirer to the same extent such limitation would have been waived or satisfied under the corresponding Plan in which such Covered Employee participated immediately prior to the Effective Time, and (ii) credit Covered Employees for an amount equal to the credit that any such employee had received as of the Effective Time towards the satisfaction of any co-insurance, co-payment, deductible or out-of-pocket limit under the comparable employee welfare benefit plans of VBI or its Subsidiaries, to the extent the applicable information is provided to Acquirer in a form that Acquirer reasonably determines is administratively feasible to take into account under its plans.

        (d)   After the Merger, Acquirer and each relevant Acquirer Subsidiary will honor and perform the obligations of VBI and its Subsidiaries under, the contracts, plans and arrangements listed in Sections 6.5(d) and 3.12 (relating to employment) of the VBI Disclosure Schedule in accordance with their terms.

        (e)   If a Covered Employee has his or her employment terminated by Acquirer or any of its Subsidiaries other than for "cause," subject to the execution, delivery and non-revocation of a general release of claims in favor of the Acquirer, VBI and their respective Subsidiaries, such terminated Covered Employee shall be entitled to severance pay as described on Exhibit A to Schedule 6.5(e).

        (f)    No provision of this Section 6.5 shall create any third party beneficiary rights in any current or former employee (including any beneficiary or dependent thereof). Nothing contained herein shall prevent Acquirer from terminating the employment of any Covered Employee or amending or terminating the terms of any benefit plan.

        6.6    Subsequent Financial Statements.

        As soon as reasonably available, but in no event more than thirty (30) days after the end of each month, VBI will deliver to Acquirer the unaudited financial statements of VBI and each VBI Subsidiary as of the end of each such month.

        6.7    Additional Agreements.

        (a)   In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of any of the Parties to the Merger, the proper officers and directors of each of WestStar and Acquirer and Acquirer's and VBI's Subsidiaries shall take all such necessary action as may be reasonably requested by Acquirer.

        (b)   VBI shall, and shall cause its Subsidiaries to, immediately cease and cause to be terminated any existing discussions or negotiations with any Persons (other than Acquirer) conducted heretofore with respect to any of the matters set forth in Section 5.1(e), and shall instruct all Persons other than Acquirer who have been furnished confidential information regarding VBI in connection with the solicitation of or discussions regarding a Competing Proposal within the 12 months prior to the date hereof promptly to return or destroy such information. VBI agrees not to, and to cause its Subsidiaries not to, release any third party from the confidentiality and standstill provisions of any agreement to which VBI or its Subsidiaries is or may become a party, except that, notwithstanding anything in Section 5.1(e) to the contrary, VBI may release any such third party from any such standstill provision if and only to the extent such third party requests a waiver thereof to make, and makes, an unsolicited bona fide proposal to acquire VBI. VBI shall ensure that the officers, directors and all employees, agents and representatives (including any investment bankers, financial advisors, attorneys, accountants or other retained representatives) of VBI or its Subsidiaries are aware of the restrictions described in Section 5.1(e) and this Section 6.7(b) as reasonably necessary to avoid violations thereof. It is understood that any violation of the restrictions set forth in Section 5.1(e) by any officer, director, employee, agent or representative (including any investment banker, financial advisor, attorney, accountant or other retained representative) of VBI or its Subsidiaries, at the direction or with the consent of VBI or its Subsidiaries, shall be deemed to be a breach of Section 5.1(e) by VBI. Nothing contained in Section 5.1(e) shall prohibit VBI from taking and disclosing to its shareholders a position required by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act.

        6.8    Advice of Changes.

        Acquirer and VBI shall promptly advise each other of any change or event that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect on it or to cause or constitute a material breach of any of its representations, warranties or covenants contained herein. From time to time prior to the Effective Time, each party will promptly supplement or amend its disclosure schedule delivered in connection with the execution of this Agreement to reflect any matter which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such disclosure schedule or which is necessary to correct any information in such disclosure schedule which has been rendered inaccurate thereby. No supplement or amendment to such disclosure schedule shall have any effect for the purpose of determining satisfaction of the conditions set forth in Sections 7.2(a) or 7.3(a) hereof, as the case may be.

        6.9    Current Information.

        During the period from the date of this Agreement to the Effective Time, VBI will cause one or more of its designated representatives to confer on a regular and frequent basis (not less than semi-monthly) with representatives of Acquirer and to report the general status of the ongoing operations of VBI. VBI will promptly notify Acquirer of any material change in the normal course of business or in the operation of the properties of VBI and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of litigation involving VBI, and will keep Acquirer fully informed of such events.

        6.10    Execution of the Plan of Merger and Certificate of Merger.

        Prior to the Effective Time, Acquirer and VBI each shall execute and deliver the Plan of Merger and the Certificate of Merger, each in a form reasonably satisfactory to the Parties.

        6.11    Transaction Expenses of VBI.

        (a)   Promptly after the execution of this Agreement, VBI shall ask all of its attorneys and other professionals to render current and correct invoices for all unbilled time and disbursements.

        (b)   VBI shall advise Acquirer monthly of all out-of-pocket expenses which VBI has incurred in connection with this transaction.

        (c)   Any success fee owed to Allen & Company under its letter agreement with VBI referenced in Section 3.7 shall be paid by VBI at the Closing.

        6.12    Indemnification and Insurance.

        (a)   In the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, in which any person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director, officer or employee of VBI or WestStar (the "Indemnified Parties") is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he is or was a director, officer, or employee of VBI or WestStar or any of their respective predecessors or (ii) this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before or after the Effective Time (an "Indemnified Matter"), the Parties agree to cooperate and use their best efforts to defend against and respond thereto to the extent permitted by applicable law and the Articles of Incorporation and Bylaws of VBI or Articles of Incorporation and Bylaws of WestStar, as the case may be. It is understood and agreed that after the Effective Time, Acquirer and the Surviving Corporation, jointly and severally, shall indemnify and hold harmless, as and to the fullest extent permitted by applicable law and the Articles of Incorporation and Bylaws of VBI or Articles of Incorporation and Bylaws of WestStar, as the case may be, as in effect on the date hereof, each such Indemnified Party against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorney's fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by law upon receipt of an undertaking to repay such advanced expenses if it is determined by a final and non-appealable judgment of a count of competent jurisdiction that such Indemnified Party was not entitled to indemnification and such other undertakings required by applicable law), judgments, fines and amounts paid in settlement ("Damages") in connection with any such threatened or actual claim, action, suit, proceeding or investigation arising out of, based on or pertaining to, an Indemnified Matter, and in the event of any such threatened or actual claim, action, suit, proceeding or investigation (whether asserted or arising before or after the Effective Time), the Indemnified Parties may retain counsel reasonably satisfactory to Acquirer; provided, however, that (1) Acquirer shall have the right to assume the defense thereof and upon such assumption Acquirer shall not be liable to any Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by any Indemnified Party in connection with the defense thereof, except that if Acquirer elects not to assume such defense or counsel for the Indemnified Parties reasonably advises the Indemnified Parties that there are issues which raise conflicts of interest between Acquirer and the Indemnified Parties, the Indemnified Parties may retain counsel reasonably satisfactory to Acquirer, and Acquirer shall pay the reasonable fees and expenses of such counsel for the Indemnified Parties, (2) Acquirer shall be obligated pursuant to this paragraph to pay for only one counsel for each Indemnified Party, (3) Acquirer shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), and (4) Acquirer shall not be obligated pursuant to this paragraph to the extent that a final judgment determines that any Damages are as a result of the gross negligence or willful misconduct or result from a decision made by the Indemnified Party when the Indemnified Party had no good faith belief that he or she was acting in the best interests of VBI. Any Indemnified Party wishing to claim indemnification under this Section 6.13, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify Acquirer thereof; provided, however, that the failure to so notify shall not affect the obligations of Acquirer under this Section 6.13 except to the extent such failure to notify materially prejudices Acquirer. Acquirer's obligations under this Section 6.13 continue in full force and effect for a period of five years from the Effective Time; provided, however, that all rights to indemnification in respect of any claim asserted or made within such period shall continue until the final disposition of such claim.

        If Acquirer or the Surviving Corporation or any of their successors or assigns shall consolidate with or merge into any other entity and shall not be the continuing or surviving entity of such consolidation or merger or shall transfer all or substantially all of its assets to any entity, then and in each case, the successors and assigns of Acquirer shall assume the obligations set forth in this Section 6.13.

        (b)   Acquirer shall purchase for the benefit of the persons serving as executive officers and directors of VBI and WestStar immediately prior to the Effective Time, directors' and officers' liability insurance coverage for two years after the Effective Time, under either VBI's policy in existence on the date hereof, or under a policy of similar coverage and amounts containing terms and conditions which are generally not less advantageous than VBI's current policy, and in either case, with respect to acts or omissions occurring prior to the Effective Time which were committed by such executive officers and directors in their capacity as such ("Tail Insurance"); provided that in no event shall Acquirer be required to expend annually in the aggregate an amount in excess of $250,000 for such insurance (the "Insurance Amount"); and provided further that if Acquirer is unable to maintain such policy (or such substitute policy) as a result of the preceding proviso, Acquirer shall obtain as much comparable insurance as is available for the Insurance Amount.

ARTICLE VII
CONDITIONS PRECEDENT

        7.1    Conditions to Each Party's Obligation to Effect the Merger.

        The respective obligation of each Party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

        (a)   Shareholder Approvals. This Agreement, including the Plan of Merger, and the Merger shall have been approved and adopted by the Requisite Shareholder Vote.

        (b)   Other Approvals. All regulatory approvals required to consummate the Merger shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired or been terminated (all such approvals and the expiration or termination of all such waiting periods being referred to as the "Regulatory Approvals").

        (c)   No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or any of the other transactions contemplated by this Agreement or the Plan of Merger (an "Injunction") shall be in effect. No statute, rule, regulation, order, Injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restricts or makes illegal consummation of the Merger.

        (d)   No Pending Governmental Actions. No proceeding initiated by any Governmental Entity seeking an Injunction shall be pending.

        7.2    Conditions to Obligations of Acquirer.

        The obligation of Acquirer and Merger Sub to effect the Merger is also subject to the satisfaction, or waiver by Acquirer, at or prior to the Effective Time of the following conditions:

        (a)   Representations and Warranties. The representations and warranties of VBI set forth in this Agreement that are qualified as to materiality or words of similar import shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty speaks by its terms as of an earlier date, such representations and warranties shall be true and correct or true and correct in all material respects, as applicable, as of such earlier date) and there shall be no more than, in the aggregate, 6,080,334 VBI Common Shares issued and outstanding or reserved for issuance upon exercise of VBI Options or otherwise. Acquirer shall have received a certificate signed on behalf of VBI by each of the President and Chief Executive Officer and the Chief Financial Officer of VBI to the foregoing effect.

        (b)   Performance of Covenants and Agreements of VBI. VBI shall have performed in all material respects all covenants and agreements required to be performed by it under this Agreement at or prior to the Closing Date. Acquirer shall have received a certificate signed on behalf of VBI by each of the President and Chief Executive Officer and the Chief Financial Officer of VBI to such effect.

        (c)   Consents under Agreements. The consent, approval or waiver of each person (other than the Governmental Entities referred to in Section 7.1(b) hereof) whose consent or approval shall be required in order to permit the succession by the Surviving Corporation pursuant to the Merger to any obligation, right or interest of VBI under any VBI Contract shall have been obtained except for those, the failure of which to obtain, will not result in a Material Adverse Effect on VBI or the Surviving Corporation.

        (d)   No Material Adverse Change. There shall have been no changes, other than changes contemplated by this Agreement, in the business, operations, condition (financial or otherwise), assets or liabilities of VBI or any Subsidiary (regardless of whether or not such events or changes are inconsistent with the representations and warranties given herein) that individually or in the aggregate has had or would have a Material Adverse Effect on VBI.

        (e)   No Burdensome Condition. No regulatory approval required to consummate the Merger shall contain a Materially Burdensome Condition.

        (f)    Dissenting Shares. The total number of Dissenting Shares, excluding Dissenting Shares held by shareholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such Dissenting Shares under Article 113 of CBCA as of the Closing Date, shall not exceed 10% of the issued and outstanding VBI Shares as of the Closing Date.

        7.3    Conditions to Obligations of VBI.

        The obligation of VBI to effect the Merger is also subject to the satisfaction, or waiver by VBI, at or prior to the Effective Time of the following conditions:

        (a)   Representations and Warranties. The representations and warranties of Acquirer set forth in this Agreement that are qualified as to materiality or words of similar import shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty speaks by its terms as of an earlier date, such representations and warranties shall be true and correct or true and correct in all material respects, as applicable, as of such earlier date). VBI shall have received a certificate signed on behalf of both Acquirer by each of the President or any Executive Vice President and the Chief Financial Officer or Treasurer of Acquirer to the foregoing effect.

        (b)   Performance of Covenants and Agreements of Acquirer. Acquirer shall have performed in all material respects all covenants and agreements required to be performed by it under this Agreement at or prior to the Closing Date. VBI shall have received a certificate signed on behalf of both Acquirer by each of the President or any Executive Vice President and the Chief Financial Officer or Treasurer of Acquirer to such effect.

ARTICLE VIII
TERMINATION AND AMENDMENT

        8.1    Termination.

        This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the shareholders of VBI:

        (a)   by mutual consent of Acquirer and VBI in a written instrument, if the Board of Directors of each so determines by a vote of a majority of the members of its entire Board;

        (b)   by either Acquirer or VBI (i) if 30 days have passed after the date on which any request or application for a Regulatory Approval shall have been denied or withdrawn at the request or recommendation of the Governmental Entity which must grant such Regulatory Approval, unless within the 30-day period following such denial or withdrawal the Parties agree to file, and have filed with the applicable Governmental Entity, a petition for rehearing or an amended application; provided, however, that no party shall have the right to terminate this Agreement pursuant to this Section 8.1(b)(i), if such denial or request or recommendation for withdrawal shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein or (ii) if any Governmental Entity that must grant a Regulatory Approval has denied such approval and such denial has become final and nonappealable or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable order permanently enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement;

        (c)   by either Acquirer or VBI if the Merger shall not have been consummated on or before December 31, 2006, unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein;

        (d)   by either Acquirer or VBI (provided that the terminating party is not in breach of its obligations under Section 6.3 hereof) if the approval of the shareholders of VBI hereto required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the Requisite Shareholder Vote at a duly held Special Meeting of shareholders or at any adjournment or postponement thereof;

        (e)   by either Acquirer or VBI if there shall have been a breach of any of the representations or warranties, or of any of the covenants or agreements, set forth in this Agreement on the part of the other party, if such breach, individually or in the aggregate with all other such breaches, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 7.2(a) or (b) or Section 7.3(a) or (b), as the case may be, and which is not cured within 30 days following receipt by the breaching party of written notice of such breach from the party seeking to terminate the agreement or such breach by its nature cannot be cured within such time period; or

        (f)    by Acquirer, if the management of VBI or its Board of Directors, for any reason, (i) fails to recommend to shareholders the approval of this Agreement and the transactions contemplated hereby (including in the Proxy Statement) or effects a Change in Recommendation or recommends any Competing Proposal (or, in the case of this clause (i), resolves to take any such action), whether or not permitted by the terms of this Agreement, or (ii) violates Section 5.1(e), Section 6.3 or Section 6.7(b) of this Agreement in any material respect.

        8.2    Effect of Termination.

        In the event of termination of this Agreement by either Acquirer or VBI as provided in Section 8.1 hereof, this Agreement shall forthwith become void and have no effect except (i) the last sentence of Section 6.2(a) and Sections 8.2, 9.2 and 9.3 hereof shall survive any termination of this Agreement, and (ii) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liabilities or damages arising out of its willful or intentional breach of any provision of this Agreement.

        8.3    Amendment.

        Subject to compliance with applicable law, this Agreement may be amended by the Parties, by action taken or authorized by their respective Board of Directors, at any time before or after approval of the matters presented in connection with the Merger by the shareholders of VBI; provided, however, that after any approval of the transactions contemplated by this Agreement by VBI's shareholders, there may not be, without further approval of such shareholders, any amendment of this Agreement which reduces the amount or changes the form of the consideration to be delivered to VBI shareholders hereunder other than as contemplated by this Agreement. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

        8.4    Extension; Waiver.

        At any time prior to the Effective Time, the Parties, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE IX
GENERAL PROVISIONS

        9.1    Closing.

        Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") will take place at 10:00 a.m. at the offices of Hogan & Hartson L.L.P., counsel to VBI, on a date and place specified by the Parties, which shall be no later than five business days after the satisfaction or waiver (subject to applicable law) of all conditions precedent specified under Article VII hereof (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), or on such other date, place and time as the Parties may agree in writing (the "Closing Date").

        9.2    Nonsurvival of Representations, Warranties and Agreements.

        None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for those covenants and agreements contained herein which by their terms expressly apply in whole or in part after the Effective Time.

        9.3    Expenses; Breakup Fee.

        (a)   All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

        (b)   In the event that this Agreement is terminated by Acquirer or VBI pursuant to Section 8.1(d) by reason of VBI shareholders not having given any required approval and there shall have been prior to any meeting of the VBI shareholders a "Third Party Public Event" (as defined below) and VBI shall have entered into any acquisition or other similar agreement, including any letter of intent, in connection with, or shall have consummated, any Acquisition Transaction within 12 months from the date of termination of this Agreement, VBI shall pay to Acquirer a breakup fee in an amount equal to 4.0% of the Merger Consideration in cash (the "Breakup Fee"). For purposes of this Section 9.3, a "Third Party Public Event" shall refer to the following event: any person (as defined at Sections 3(a)(9) and 13(d)(3) of the Exchange Act and the rules and regulations thereunder), other than Acquirer or its Subsidiaries, shall have made a bona fide proposal to VBI or any VBI Subsidiary, by a public announcement or written communication that is or becomes the subject of public disclosure, to VBI's shareholders to engage in an Acquisition Transaction.

        (c)   In the event that this Agreement is terminated by Acquirer by reason of a willful material breach pursuant to Section 8.1(e) hereof, VBI shall pay to Acquirer an amount equal to the Breakup Fee.

        (d)   In the event that this Agreement is terminated by Acquirer pursuant to Section 8.1(f), VBI shall pay to Acquirer an amount equal to the Breakup Fee.

        (e)   In the event that this Agreement is terminated by Acquirer or VBI pursuant to Section 8.1(c) without the Special Meeting having occurred or by Acquirer pursuant to Section 8.1(e) (other than in the circumstances set forth in Section 9.3(c)) and (1) at any time from the date hereof until such termination there shall have been a Third Party Public Event or a proposed Acquisition Transaction communicated to the senior management or the Board of Directors of VBI (and with respect to termination pursuant to Section 8.1(c), such Third Party Public Event or communicated proposed Acquisition Transaction was not withdrawn prior to the date of termination) and (2) VBI shall have entered into any acquisition or other similar agreement, including any letter of intent, in connection with, or shall have consummated, any Acquisition Transaction within 12 months from the date of termination of this Agreement, VBI shall pay to Acquirer an amount equal to the Breakup Fee.

        (f)    In the event that VBI shall be obligated to pay the Breakup Fee pursuant to Sections 9.3(b) or (e), VBI shall pay Acquirer the Breakup Fee by wire transfer of immediately available funds, at the earlier of such time that VBI enters into any acquisition or other similar agreement, including any letter of intent, in connection with the applicable Acquisition Transaction or such time as such Acquisition Transaction is consummated. In the event that VBI shall be obligated to pay the Breakup Fee pursuant to Sections 9.3(c) or (d), VBI shall pay Acquirer the Breakup Fee promptly by wire transfer of immediately available funds, but in no event later than two business days after the date of termination of this Agreement.

        (g)   VBI acknowledges that the agreements contained in this Section 9.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Acquirer would not enter into this Agreement; accordingly, if VBI fails to promptly pay the amount due pursuant to this Section 9.3, and, in order to obtain such payment, Acquirer commences a suit that results in a judgment against VBI for the fee set forth in this Section 9.3 or any portion of such fee, VBI shall pay to Acquirer its costs and expenses (including reasonable attorneys' fees) in connection with such suit, together with interest on the amount of the fee at the prime rate as published in the Wall Street Journal in effect on the date such payment was required to be made on a daily basis from the date such payment was required to be made through the date of payment.

        9.4    Notices.

        All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by registered or certified mail (return receipt requested), or if sent by facsimile or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a)   if to Acquirer or Merger Sub, to:

    U.S. Bancorp
    800 Nicollet Mall
    Minneapolis, Minnesota 55402
    Attn: Lee Mitau
    Tel: (612) 303-0890
    Fax: (612) 303-0898

    with a copy (which shall not constitute notice) to:

    Wachtell, Lipton, Rosen & Katz
    51 West 52nd Street
    New York, New York 10019
    Attn.: Lawrence S. Makow, Esq.
    Tel: (212) 403-1372
    Fax: (212) 403-2372

  and

        (b)   if to VBI, to:

    Vail Banks, Inc.
    0015 Benchmark Road, Suite 300
    P.O. Box 6580
    Avon, Colorado 81620

    Attn: E. B. Chester
    Tel: (970) 476-2002
    Fax: (970) 476-0200

    with a copy (which shall not constitute notice) to:

    Hogan & Hartson L.L.P.
    One Tabor Center
    1200 Seventeenth Street, Suite 1500
    Denver, Colorado 80202
    Attn: Robert Mintz, Esq.
    Tel: (303) 899-7399
    Fax: (303) 899-7333

        9.5    Interpretation.

        When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or an Exhibit or Schedule to this Agreement unless otherwise indicated. This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable law. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

        9.6    Counterparts.

        This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. A facsimile or electronic transmission of a signed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

        9.7    Entire Agreement.

        This Agreement (including the disclosure schedules, other schedules to this Agreement and the documents and the instruments referred to herein), together with the Confidentiality Agreement (which shall survive the execution and termination of this Agreement), the Plan of Merger and the Support Agreement, constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. The VBI Disclosure Schedule, as well as all other schedules and all exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement.

        9.8    Governing Law.

        This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to any applicable conflicts of law rules.

        9.9    Enforcement of Agreement.

        The Parties agree that irreparable damage would occur in the event that the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions thereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

        9.10    Severability.

        Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

        9.11    Publicity.

        Except as otherwise required by Law or the rules of the Nasdaq Stock Market National Market System or the New York Stock Exchange (or such other exchange on which the VBI Common Shares of any of Acquirer's securities is or may become listed) (but after prior consultation with the other party to the extent reasonably practicable under the circumstances), neither VBI nor Acquirer shall, and neither VBI nor Acquirer shall permit any of its Subsidiaries to, issue or cause the publication of any press release or other public announcement (it being understood that the term "public announcement" shall be deemed to include any widely disseminated or widely available communication to employees) with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the prior consent (which consent shall not be unreasonably withheld or delayed) of Acquirer, in the case of a proposed announcement or statement by VBI, or VBI, in the case of a proposed announcement or statement by Acquirer. Without limiting the scope of the preceding sentence, (i) Acquirer and VBI shall cooperate to develop all public announcement materials and make appropriate management available at presentations related to the transactions contemplated by this Agreement as reasonably requested by the other party, (ii) VBI and its Subsidiaries shall consult with Acquirer regarding communications with customers, vendors, shareholders, prospective investors and employees related to the transactions contemplated hereby and (iii) VBI shall cooperate reasonably with Acquirer in the development of a joint shareholder and investor communications plan and effort with respect to the transactions contemplated hereby.

        9.12    Assignment; Limitation of Benefits.

        Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. Except with respect to Indemnified Parties under Section 6.12, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the Parties any rights or remedies hereunder, and the covenants, undertakings and agreements set out herein shall be solely for the benefit of, and shall be enforceable only by, the Parties hereto and their permitted assigns.

        9.13    Additional Definitions.

        In addition to any other definitions contained in this Agreement, the following words, terms and phrases shall have the following meanings when used in this Agreement.

        "Acquisition Transaction": any offer, proposal or expression of interest relating to any Competing Transaction; provided that for purposes of the definition of "Acquisition Transaction", the references to "10% or more" in clause (i) of the definition of Competing Transaction shall be deemed to be references to "20% or more" and references to "10% or more" in clauses (ii) and (iii) of the definition of Competing Transaction shall be replaced with "a majority").

        "Affiliate" or "affiliate" of a specified person means a person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

        "Affiliated Person": any director, executive officer or 5% or greater shareholder; spouse or other person living in the same household of such director, executive officer or shareholder; or any company, partnership or trust in which any of the foregoing persons is an officer, trustee, 5% or greater shareholder, general partner or 5% or greater trust beneficiary.

        "Competing Proposal": any merger, share exchange, consolidation, sale of assets, sale of shares of capital stock (including by way of a tender offer) or similar transactions involving VBI or any of its Subsidiaries that, if consummated, would constitute an Competing Transaction.

        "Competing Transaction": any of (i) a transaction pursuant to which any person (or group of persons) (other than Acquirer or its affiliates), directly or indirectly, acquires or would acquire 10% or more of the outstanding VBI Common Shares or of any new series or new class of capital stock that would be entitled to a class or series vote with respect to the Merger) or 10% of the aggregate voting power at VBI, whether from VBI or pursuant to a tender offer, exchange offer or other acquisition, (ii) a merger, share exchange, consolidation, recapitalization or other business combination involving VBI or otherwise involving 10% or more of the fair market value of the business of VBI and its Subsidiaries, taken as a whole (other than the Merger) or (iii) any transaction pursuant to which any person (or group of persons) (other than Acquirer or its affiliates) acquires or would acquire control of assets (including for this purpose the outstanding equity securities of subsidiaries of VBI and securities of the entity surviving any merger or business combination including any of VBI's Subsidiaries) of VBI, or any of its Subsidiaries representing 10% or more of the fair market value of all the assets, net revenues or net income of VBI and its Subsidiaries, taken as a whole, immediately prior to such transaction.

        "Knowledge": with respect to any entity, refers to the actual knowledge of such entity's directors and executive officers.

        "Laws": any and all foreign, federal, state or local statutes, laws, ordinances, rules, regulations, orders, permits, judgments, injunctions, decrees, case law and other rules of law enacted, promulgated or issued by any Governmental Entity.

        "Material Adverse Effect": with respect to Acquirer or VBI, as the case may be, means a material adverse effect upon (A) the condition (financial or otherwise), results of operations, loans, securities, deposit accounts, business or properties of Acquirer or VBI, as the case may be, and its Subsidiaries taken as a whole (other than as a result of (i) any change, effect, event or occurrence relating to the United States economy or financial or securities markets in general, (ii) any change, effect, event or occurrence relating to the banking and financial services industry generally to the extent not disproportionately affecting such Party, (iii) any change, effect, event or occurrence resulting from the announcement of this Agreement, (iv) any change in banking, savings association or similar laws, rules or regulations of general applicability or interpretations thereof by courts or governmental authorities in the United States, (v) any change in GAAP or regulatory accounting requirements applicable to banks, savings associations and their holding companies in the United States generally, and (vi) effects arising from war or terrorism, other than effects directly impacting the business, properties, facilities, personnel or assets of such Party and in any event only to the extent not disproportionately affecting such Party or (B) the ability of such Party to perform its obligations under, and to consummate the transactions contemplated by, this Agreement and the Plan of Merger.

        "Person" or "person": any individual or any bank, company, corporation (including not-for-profit), partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature (whether incorporated or unincorporated).

        "Subsidiary": when used with respect to any Party, means any bank, company, corporation (including not-for-profit), partnership, limited liability company, joint venture, estate, trust, association or other organization, whether incorporated or unincorporated, of which such Party, (x) directly or indirectly, has beneficial ownership of capital stock or other equity interests representing 50% or more of the equity or voting power of such entity or the power to elect a majority of the trustees or members of the board of directors or other governing body of such entity or (y) that is consolidated with such party for financial reporting purposes.

        "Superior Competing Transaction": any bona fide written Competing Proposal which the Board of Directors of VBI determines in its good faith judgment (based on the opinion of Allen & Company, or another financial advisor of nationally recognized reputation, and after taking into account the likelihood of consummation of such transaction on the terms set forth therein (as compared to, and with due regard for, the terms herein) and all appropriate legal (with the advice of outside counsel), financial (including the financing terms of any such proposal), regulatory and other aspects of such proposal and any other relevant factors permitted under applicable law) to be more favorable to its shareholders from a financial point of view than the Merger and the other transactions contemplated hereby; provided that for purposes of the definition of "Superior Competing Transaction", the references to "10% or more" in the definition of Competing Transaction shall be deemed to be references to "a majority".

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, Acquirer, Merger Sub and VBI have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

U.S. BANCORP
ATTEST:
By:	/s/ LAURA F. BEDNARSKI Name: Laura F. Bednarski Title: Vice President	By:	/s/ RICHARD C. HARTNACK Name: Richard C. Hartnack Title: Vice Chairman
POWDER ACQUISITION CORP.
ATTEST:
By:	/s/ LAURA F. BEDNARSKI Name: Laura F. Bednarski Title: Vice President	By:	/s/ RICHARD C. HARTNACK Name: Richard C. Hartnack Title: Vice Chairman
VAIL BANKS, INC.
ATTEST:
By:	/s/ LISA M. DILLON Name: Lisa M. Dillon Title: Vice Chairman/Secretary	By:	/s/ E.B. CHESTER Name: E.B. Chester Title: Chairman

Appendix B—Form of Support Agreement

SUPPORT AGREEMENT

        This Support Agreement (this "Agreement") is dated as of May 31, 2006, among U.S. Bancorp, Inc., a Delaware corporation ("Acquirer"), and the undersigned shareholders of Vail Banks, Inc., a Colorado corporation ("VBI"), executing this Agreement on the signature page hereto (each, a "Shareholder" and collectively, the "Shareholders").

RECITALS

        A.    Concurrently with the execution of this Agreement, Acquirer, VBI and Powder Acquisition Corp., a Colorado corporation ("Merger Sub"), have entered into an Agreement and Plan of Merger (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Merger Sub with and into VBI, upon the terms and subject to the conditions set forth therein.

        B.    As of the date hereof, each Shareholder is the record owner or, with respect to VBI Common Shares (as defined below) held in street name on behalf of such Shareholder, the beneficial (but not record) owner of that number of VBI Common Shares set forth below such Shareholder's name on the signature page hereto.

        C.    As a condition to Acquirer's willingness to enter into and perform its obligations under the Merger Agreement, each Shareholder has agreed enter into this Agreement.

        NOW THEREFORE, the parties hereto agree as follows:

I. CERTAIN DEFINITIONS

        1.1   Capitalized Terms. Capitalized terms used in this Agreement and not defined herein have the meanings ascribed to such terms in the Merger Agreement.

        1.2   Other Definitions. For the purposes of this Agreement:

        "Owned Shares" means any VBI Common Share held of record by each Shareholder or held in street name by a broker-dealer on behalf of such Shareholder as of the date hereof or any of the foregoing that may be acquired hereafter as well as any beneficially owned VBI Common Shares that may be acquired hereafter.

        "beneficial owner" or "beneficial ownership" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended).

        "Transfer" means, with respect to a security, the sale, grant, assignment, transfer, pledge, hypothecation, encumbrance, assignment, constructive sale, or other disposition of such security or the beneficial ownership thereof (including by operation of law), or the entry into of any contract, agreement or other obligation to effect any of the foregoing, including, for purposes of this Agreement, the transfer or sharing of any voting power of such security.

        "VBI Common Share" means a common share, par value $1.00 per share, of VBI, including for purposes of this Agreement all shares or other voting securities into which a VBI Common Share may be reclassified, sub-divided, consolidated or converted and any rights and benefits arising therefrom (including any dividends or distributions of securities which may be declared in respect of VBI Common Shares).

II. SUPPORT OBLIGATIONS OF THE STOCKHOLDER

        2.1   Agreement to Vote. Each Shareholder irrevocably and unconditionally agrees that from and after the date hereof, at any meeting (whether annual or special, and at each adjourned or postponed meeting) of shareholders of VBI, however called, or in connection with any written consent of VBI' shareholders, each Shareholder will (x) appear at each such meeting or otherwise cause all of its Owned Shares to be counted as present thereat for purposes of calculating a quorum, and respond to each request by VBI for written consent, if any, and (y) vote or consent, or cause to be voted or cause consent to be granted with respect to, all of its Owned Shares (or use its best efforts to cause to be voted or cause consent to be granted with respect to any Owned Shares that are beneficially owned and acquired hereafter in which such Shareholder has shared voting power), and all other voting securities of or equity interests in VBI (excluding for the avoidance of doubt any VBI Common Shares underlying unexercised VBI Options (as defined in the Merger Agreement) as of such record date): (i) in favor of the adoption of the Merger Agreement (whether or not recommended by the board of directors of VBI), and (ii) against any action, agreement, transaction or proposal that (A) is made in opposition to, or in competition or inconsistent with, the Merger or the Merger Agreement, (B) relates to a Competing Transaction or Acquisition Transaction or (C) could otherwise prevent, impede or delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement.

        2.2   Proxies. Each Shareholder hereby revokes any and all previous proxies granted with respect to its Owned Shares. By entering into this Agreement, each Shareholder hereby grants a proxy appointing Acquirer, Merger Sub and each of their designees, and each of them individually, as such Shareholder's attorney-in-fact and proxy, with full power of substitution, for and in such Shareholder's name, to be counted as present, vote, consent, dissent or withhold consent or otherwise to act on behalf of the Shareholder with respect to its Owned Shares in favor of the Merger Agreement and otherwise in the manner contemplated by, and to give effect to, Section 2.1. The proxy granted by each Shareholder pursuant to this Section 2.2 is irrevocable and coupled with an interest, including for purposes of Section 7-107-203 of the Colorado Business Corporation Act ("CBCA"), and is granted in order to secure such Shareholder's performance under this Agreement and also in consideration of Acquirer and Merger Sub entering into this Agreement and the Merger Agreement. If any Shareholder fails for any reason to be counted as present, consent or vote such Shareholder's Owned Shares in accordance with the requirements of Section 2.1 above (or anticipatorily breaches such section), then Acquirer and Merger Sub shall have the right to cause to be present, consent or vote such Shareholder's Owned Shares in accordance with the provisions of Section 2.1. The proxy granted by each Shareholder hereunder shall terminate upon termination of this Agreement in accordance with its terms.

        2.3   Restrictions on Transfer. Except as provided for herein, each Shareholder agrees from and after the date hereof not to (a) tender into any tender or exchange offer or otherwise directly or indirectly Transfer any Owned Shares (or any rights, options or warrants to acquire VBI Common Shares), or (b) grant any proxies with respect to such Shareholder's Owned Shares, deposit such Shareholder's Owned Shares into a voting trust, enter into a voting agreement with respect to any of such Shareholder's Owned Shares or otherwise restrict the ability of such Shareholder freely to exercise all voting rights with respect thereto. In the event that (i) the Requisite Shareholder Approval (as defined in the Merger Agreement) shall have been obtained under the Merger Agreement or (ii) the shareholders of VBI have not approved the Merger within 90 days after the date hereof, the foregoing transfer restrictions in clause (a) of the immediately preceding sentence shall terminate and each Shareholder shall have the right to transfer their Owned Shares (other than in any tender or exchange offer), provided that, in the case of any transfers under clause (ii) of this sentence, any such transfer of Owned Shares (and any further transfer) shall be conditioned on the transferee entering into and becoming a party to the agreement in the form to be agreed upon by Acquirer and VBI after the date hereof or such transfer shall be null and void. Any action attempted to be taken in violation of this Section 2.3 will be null and void. Each Shareholder further agrees to authorize and request VBI to notify VBI' transfer agent that there is a stop transfer order with respect to all of the Owned Shares for such 90 day period and that this Agreement places limits on the voting of the Owned Shares.

        2.4   No Solicitation. Each Shareholder agrees that it shall not, directly or indirectly, initiate, solicit, facilitate or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or reasonably may be expected to lead to, any Competing Proposal, or enter into or maintain discussions or negotiate with any person in furtherance of or relating to such inquiries or to obtain a Competing Proposal, or agree to, enter into any agreement regarding or endorse any Competing Proposal. Each Shareholder shall promptly (and in any event, within 24 hours of becoming aware of an inquiry or proposal) advise Acquirer in writing of any such inquiries or proposals of which such Shareholder becomes aware. Each Shareholder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted prior to the date of this Agreement with respect to any of the foregoing. Notwithstanding anything in this Section 2.4 to the contrary, the foregoing shall not restrict or limit the ability of any Person that is a director of VBI to take any action in his or her capacity as a Director of VBI to the extent expressly permitted by the Merger Agreement.

III. REPRESENTATIONS AND WARRANTIES

        3.1.  Representations and Warranties of Shareholders. Each Shareholder, severally and not jointly, represents and warrants to Acquirer, as of the date of this Agreement and as of the Closing Date, that (i) this Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes the valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms; (ii) such Shareholder is the record and beneficial owner (or, with respect to VBI Common Shares held in street name on behalf of such Shareholder, the beneficial (but not record) owner) of the Owned Shares set forth below such Shareholder's name on the signature page hereto (and any Owned Shares acquired by such Shareholder after the date hereof), with sole, or shared with such Shareholder's spouse who is also party hereto, voting and dispositive power over such Owned Shares; (iii) such Owned Shares are the only voting securities or interests in VBI owned (beneficially or of record) by such Shareholder; (iv) such Owned Shares are owned by such Shareholder free and clear of all liens, charges, encumbrances, agreements and commitments of every kind, other than those liens, charges, encumbrances, agreements and commitments created by this Agreement or any liens, charges and encumbrances of such Owned Shares existing as of the date hereof as a result of a bona fide financing arrangement with a financial institution (other than a hedge fund) that would not prevent such Shareholder from voting its Owned Shares in favor of the Merger or otherwise complying with such Shareholder's obligations under this Agreement; and (v) neither the execution or delivery of this Agreement nor the consummation by such Shareholder of the transactions contemplated hereby will violate any provisions of any Law or order, injunction, decree or judgment applicable to such Shareholder or any contract, agreement or other commitment to which such Shareholder is a party or by which such Shareholder or any of such Shareholder's properties or assets (including such Owned Shares) is bound, other than such violations of contracts, agreements or commitments as would not prevent, impede or delay the performance by such Shareholder of his or her obligations hereunder or impose any liability or obligation on VBI or Acquirer or any Subsidiaries or Affiliates thereof.

IV. ADDITIONAL COVENANTS OF SHAREHOLDERS

        4.1   Waiver of Dissenters' Rights. Notwithstanding any provision in the Merger Agreement to contrary, each Shareholder hereby waives, and shall cause the record holders (if different from such Shareholder) of any Owned Shares by such Shareholder to waive, dissenters' rights, if any, that such Shareholder or such record holder may have under Section 7-113-102 of the CBCA in connection with the Merger and the transactions contemplated by the Merger Agreement.

        4.2   Disclosure. Each Shareholder hereby authorizes Acquirer, Merger Sub and VBI to publish and disclose in any announcement or disclosure required by the SEC and in the Proxy Statement such Shareholder's identity and ownership of the Owned Shares and the nature of such Shareholder's obligation under this Agreement.

        4.3   Non-Interference; Further Assurances. Each Shareholder agrees that such Shareholder shall not take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing, impeding, interfering with or adversely affecting the performance by such Shareholder of its obligations under this Agreement. Each Shareholder agrees to execute and deliver such additional documents and to take such further actions as necessary or reasonably requested by Acquirer or Merger Sub to confirm and assure the rights and obligations set forth in this Agreement or to consummate the transactions contemplated by this Agreement. If requested by Acquirer, each Shareholder agrees to execute a letter to Acquirer representing that such Shareholder has complied with such Shareholder's obligations hereunder as of the date of such letter. Notwithstanding anything in this Section 4.3 to the contrary, the foregoing shall not restrict or limit the ability of any Person that is a director of VBI to take any action in his or her capacity as a director of VBI to the extent expressly permitted by the Merger Agreement.

V. GENERAL

        5.1   Notices. All notices shall be in writing and shall be deemed given (i) when delivered personally, (ii) when telecopied (which is confirmed) or (iii) when dispatched by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (a) if to a Shareholder, to the address set forth below such Shareholder's name on the signature page hereto, and (b) if to Acquirer, in accordance with Section 9.4 of the Merger Agreement, or to such other Persons, addresses or facsimile numbers as may be designated in writing to each other party hereto by the Person entitled to receive such communication as provided above.

        5.2   No Third Party Beneficiaries. This Agreement is not intended to confer any rights or remedies upon any Person other than the parties to this Agreement.

        5.3   Governing Law. This Agreement and any controversies arising with respect hereto shall be construed in accordance with and governed by the law of the State of New York (without regard to principles of conflict of laws that would apply the law of another jurisdiction).

        5.4   Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term, provision, covenant or restriction of this Agreement is invalid, void, unenforceable or against regulatory policy, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

        5.5   Assignment. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that no Shareholder may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of Acquirer and any attempted assignment without such consent shall be null and void without effect; and provided, further, that Acquirer may assign its respective rights or obligations hereunder to any direct or indirect wholly-owned Subsidiary of Acquirer (or any successor thereto) without the prior written consent of the parties hereto.

        5.6   Interpretation. For the purposes of this Agreement, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Exhibits and Schedules hereto) and not to any particular provision of this Agreement, and Article, Section, paragraph references are to the Articles, Sections, paragraphs to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, (v) provisions shall apply, when appropriate, to successive events and transactions, (vi) unless otherwise specified, all references to any period of days shall be deemed to be to the relevant number of calendar days. The Article, Section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. References to a Person will refer to its predecessors and successors and permitted assigns.

        5.7   Amendments. This Agreement may not be amended except by written agreement signed by Acquirer and by each Shareholder.

        5.8   Extension; Waiver. Acquirer may (a) extend the time for the performance of any of the obligations of a Shareholder, (b) waive any inaccuracies in the representations and warranties of any Shareholder contained in this Agreement or in any document delivered under this Agreement, or (c) unless prohibited by applicable Laws, waive compliance by any Shareholder with any of the covenants or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any part to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

        5.9   Fees and Expenses. Each party is responsible for its own fees and expenses (including the fees and expenses of financial consultants, investment bankers, accountants and counsel) in connection with the entry into of this Agreement and the consummation of the transactions contemplated hereby.

        5.10 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement.

        5.11 Remedies Cumulative. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

        5.12 Counterparts; Execution. This Agreement may be executed in any number of counterparts, all of which are one and the same agreement. This Agreement may be executed by facsimile signature by any party and such signature is deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

        5.13 Effectiveness and Termination. This Agreement will become effective when Acquirer has received counterparts signed by all of the other parties and itself. Upon the termination of the Merger Agreement in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its or his obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

        5.14 Specific Performance. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Accordingly, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are or are to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. Any requirements for the securing or posting of any bond with such remedy are waived.

        5.15 Submission to Jurisdiction. The parties to this Agreement (a) irrevocably submit to the non-exclusive personal jurisdiction of the state and federal courts of the United States of America located in the State of Colorado and (b) waive any claim of improper venue or any claim that those courts are an inconvenient forum. The parties to this Agreement agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 5.1 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof.

        5.16 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any action arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party to this Agreement certifies and acknowledges that (a) no representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of an action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 5.16.

[Signature page follows]

        IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed as of the date first above written.

U.S. BANCORP
By:
Name:
Title:

(Shareholder signature pages follow)

Appendix C—Fairness Opinion

[Letterhead of Allen & Company LLC]

May 31, 2006

The Board of Directors
Vail Banks, Inc.
0015 Benchmark Road
Suite 300 PO Box 6580
Avon, CO 81620

Members of the Board of Directors:

        We are pleased to confirm in writing the opinion provided orally to the board of directors of Vail Banks, Inc. (the "Company") at its meeting held on May 31, 2006. We understand that the Company, U.S. Bancorp, a Delaware corporation ("Parent") and Powder Acquisition Corp., a Colorado corporation and a wholly owned subsidiary of Parent ("Merger Sub") are entering into an Agreement and Plan of Merger (the "Agreement") proposing to effect a business combination transaction relating to the Company as described in the Agreement (the "Transaction").

        As further described in the Agreement, Merger Sub shall merge with and into the Company (the "Merger"). At the effective time of the Merger (i) the Company shall continue as the surviving corporation in the Merger, (ii) the Company shall become a direct wholly-owned subsidiary of Parent, and (iii) the separate corporate existence of Merger Sub shall cease. Each share of common stock, par value $1.00 per share (the "Common Stock"), of the Company, issued and outstanding immediately prior to the effective time (excluding shares held by shareholders who perfect their dissenters' rights as provided in Section 1.4(e) of the Agreement) of the Merger shall be cancelled and retired and shall cease to exist and shall be converted automatically into the right to receive an amount in cash, without interest, equal to $17.00 (the "Per Share Merger Consideration") and each option granted by the Company under the Amended and Restated Stock Option Plan or otherwise pursuant to certain inducement grants to purchase Company Common Stock (each an "Option" and collectively the "Options") shall be converted into an amount of cash equal to the excess, if any, of the Per Share Merger Consideration over the sum of the exercise price of such Option and any applicable withholding taxes (the "Option Merger Consideration") (the aggregate Option Merger Consideration and the aggregate Per Share Merger Consideration are referred to collectively as the "Consideration").

        As you know, Allen & Company LLC ("Allen") has been engaged by the Company to render certain financial advisory services. In this connection, pursuant to our September 28, 2005 engagement letter agreement (the "Engagement Letter"), you have asked us to render our opinion as to the fairness from a financial point of view to the holders of the Company's Common Stock of the Consideration to be paid in connection with the Transaction. Pursuant to the Engagement Letter, Allen was paid a retainer upon the signing of the Engagement Letter and will be paid a success fee contingent on closing of the Transaction. The Company has also agreed to reimburse Allen's expenses and indemnify Allen against certain liabilities arising out of such engagement.

        Allen, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, bankruptcy reorganizations and similar recapitalizations, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. In addition, in the ordinary course of its business as a broker-dealer and market maker, Allen may have long or short positions, either on a discretionary or nondiscretionary basis, for its own account or for those of its clients, in the debt and equity securities (or related derivative securities) of the Company, or Parent.

        Our opinion as expressed herein reflects and gives effect to our general familiarity with the Company as well as information which we received during the course of this assignment, including information provided by senior management of the Company in the course of discussions relating to this engagement. In arriving at our opinion, we neither conducted a physical inspection of the properties and facilities of the Company nor made or obtained any evaluations or appraisals of the assets or liabilities of the Company, or conducted any analysis concerning the solvency of the Company.

        In rendering our opinion, we have relied upon and assumed with your consent the accuracy and completeness of all of the financial, accounting, tax and other information that were available to us from public sources, that was provided to us by the Company or its representatives, or that was otherwise reviewed by us. With respect to financial projections provided to us, we have assumed with your consent that they have been reasonably prepared in good faith reflecting the best currently available estimates and judgments of the management of the Company as to the future operating and financial performance of the Company. We assume no responsibility for and express no view or opinion as to such forecasts or the assumptions on which they are based.

        We have assumed that the Transaction will be consummated in accordance with the terms and conditions set forth in the draft Agreement and the draft agreements ancillary thereto that we have reviewed.

        Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect the conclusion expressed in this opinion and that we assume no responsibility for advising any person of any change in any matter affecting this opinion or for updating or revising our opinion based on circumstances or events occurring after the date hereof.

        In arriving at our opinion, we have among other things:

          (i)    reviewed and analyzed the terms and conditions of the Transaction, including the draft Agreement and the draft agreements ancillary thereto (none of which prior to the delivery of this opinion has been executed by the parties);

          (ii)   analyzed certain financial aspects of the Transaction, including the nature and amount of the Consideration;

          (iii)  reviewed and analyzed publicly available historical business and financial information relating to the Company as presented in documents filed with the Securities and Exchange Commission;

          (iv)  analyzed selected summary non-public financial and operating results of operations of the Company, including the Company's forecast and budget for 2006;

          (v)   analyzed the financial conditions and business prospects of the Company;

          (vi)  reviewed and analyzed public information, including certain stock market data and financial information relating to selected companies with businesses which we deemed comparable to those of the Company;

          (vii) analyzed the market multiples of the Company in relation to certain selected publicly traded companies which we deemed comparable to the Company;

          (viii)   conferred with the management team of the Company;

          (ix)  analyzed the discounted present value of the Company's future cash flows, based on the Company's budgeted and projected financial results and the Company's projected financial results for the period ending December 31, 2006;

          (x)   reviewed public financial and transaction information relating to premiums and selected multiples paid in certain business combination transactions which we deemed comparable to the Transaction;

          (xi)  analyzed the implied value of the Company based on our analysis of those selected publicly traded comparable companies, those selected transaction multiples of publicly disclosed comparable business combination transactions and our discounted cash flow analysis;

          (xii)   conducted such other financial analyses and investigations as we deemed necessary or appropriate for the purposes of the opinion expressed herein.

        It is understood that this opinion is solely for the information of the board of directors of the Company and may not be used for any other purpose without our prior written consent, except that this opinion may be included in its entirety in any filing made by the Company with the Securities and Exchange Commission with respect to the Transaction.

        This opinion does not constitute a recommendation as to what course of action the board of directors or any securityholder of the Company should pursue in connection with the Transaction, or otherwise address the merits of the underlying decision by the Company to engage in the Transaction We express no opinion as to the price at which any share of capital stock of the Company or Parent will trade either before or after the Transaction.

        We do not express any opinion as to any tax or other consequences that might result from the transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company obtained such advice as it deemed necessary from qualified professionals. For the purposes of our opinion, we have assumed with your consent that all governmental, regulatory or other consents necessary for the consummation of the Transaction as contemplated by the Agreement will be obtained without any adverse effect on the Company.

        Our opinion is limited to the fairness, from a financial point of view, as of the date hereof, of the Consideration to be paid in connection with the Transaction.

        Based upon and subject to the foregoing, it is our opinion as of the date hereof that the Consideration to be paid in connection with the Transaction is fair from a financial point of view to the holders of the Company's Common Stock.

Very truly yours,
ALLEN & COMPANY LLC
By:	/s/ STANLEY S. SHUMAN Stanley S. Shuman Managing Director

Appendix D

Colorado Revised Business Corporation Code Article 113

COLORADO REVISED STATUTES

TITLE 7

ARTICLE 113

DISSENTERS' RIGHTS

PART 1 RIGHT OF DISSENT—PAYMENT FOR SHARES

7-113-101. Definitions.

7-113-102. Right to dissent.

7-113-103. Dissent by nominees and beneficial owners.

PART 2 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

7-113-201. Notice of dissenters' rights.

7-113-202. Notice of intent to demand payment.

7-113-203. Dissenters' notice.

7-113-204. Procedure to demand payment.

7-113-205. Uncertificated shares.

7-113-206. Payment.

7-113-207. Failure to take action.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

PART 3 JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action.

7-113-302. Court costs and counsel fees.

PART 1
RIGHT OF DISSENT—PAYMENT FOR SHARES

7-113-101. Definitions.

        For purposes of this article:

        (1)   "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

        (2)   "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

        (3)   "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

        (4)   "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

        (5)   "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

        (6)   "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

        (7)   "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent.

        (1)   A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

          (a)   Consummation of a plan of merger to which the corporation is a party if:

            (I)   Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

            (II)  The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

          (b)   Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

          (c)   Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

          (d)   Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

        (1.3)     A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

          (a)   The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

          (b)   The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

          (c)   The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

        (1.8)     The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

          (a)   Shares of the corporation surviving the consummation of the plan of merger or share exchange;

          (b)   Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

          (c)   Cash in lieu of fractional shares; or

          (d)   Any combination of the foregoing described shares or cash in lieu of fractional shares.

        (2)   (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

        (2.5)     A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

        (3)   A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

        (4)   A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners.

        (1)   A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

        (2)   A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

          (a)   The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (b)   The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

        (3)   The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

PART 2
PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

7-113-201. Notice of dissenters' rights.

        (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

        (2)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. Notice of intent to demand payment.

        (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

          (a)   Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

          (b)   Not vote the shares in favor of the proposed corporate action.

        (2)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

        (3)   A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice.

        (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

        (2)   The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

          (a)   State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

          (b)   State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

          (c)   Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (d)   Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

          (e)   Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

          (f)    State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

          (g)   Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment.

        (1)   A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

          (a)   Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

          (b)   Deposit the shareholder's certificates for certificated shares.

        (2)   A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

        (3)   Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

        (4)   A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares.

        (1)   Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

        (2)   In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment.

        (1)   Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

        (2)   The payment made pursuant to subsection (1) of this section shall be accompanied by:

          (a)   The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

          (b)   A statement of the corporation's estimate of the fair value of the shares;

          (c)   An explanation of how the interest was calculated;

          (d)   A statement of the dissenter's right to demand payment under section 7-113-209; and

          (e)   A copy of this article.

7-113-207. Failure to take action.

        (1)   If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

        (2)   If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

        (1)   The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

        (2)   An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

        (1)   A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

          (a)   The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

          (b)   The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

          (c)   The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

        (2)   A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

PART 3
JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action.

        (1)   If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

        (2)   The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

        (3)   The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

        (4)   The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

        (5)   Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees.

        (1)   The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

        (2)   The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (a)   Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

          (b)   Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

        (3)   If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.